                                                                   EXHIBIT 10.18

                     AMENDED AND RESTATED CREDIT AGREEMENT
                         Dated as of December 16, 1997

                                     among


                              PMT HOLDINGS, INC.,
                       PACIFIC MOTOR TRANSPORT COMPANY,
                   AMERICAN INTERNATIONAL RAIL SERVICES LLC,
                AMERICAN INTERNATIONAL MECHANICAL SERVICES LLC,
                           ICI ACQUISITION COMPANY,
                        INTERSTATE CONSOLIDATION, INC.,
                    INTERSTATE CONSOLIDATION SERVICE, INC.,
                      INTERMODAL CONTAINER SERVICE, INC.,


                      THE INSTITUTIONS FROM TIME TO TIME
                           PARTIES HERETO AS LENDERS

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Agent

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I:  DEFINITIONS...........................................................................................1
-----------------------
         1.1  Certain Defined Terms...............................................................................1
              ---------------------
         1.2  References.........................................................................................25
              ----------
         1.3  Supplemental Disclosure............................................................................25
              -----------------------

ARTICLE II:  THE CREDITS.........................................................................................25
------------------------
         2.1. Term Loans.........................................................................................25
              ----------
                  (i)    Amount of Term Loan.....................................................................25
                         -------------------
                  (ii)   Borrowing Notice........................................................................26
                         ----------------
                  (iii)  Making of Term Loans....................................................................26
                         --------------------
                  (iv)   Repayment of the Term Loans.............................................................26
                         ---------------------------
         2.2  Revolving Loans....................................................................................28
              ---------------
         2.3  Rate Options for all Advances......................................................................28
              -----------------------------
         2.4  Optional Payments..................................................................................28
              -----------------
         2.5  Mandatory Prepayments..............................................................................29
              ---------------------
         2.6  Reduction of Commitments...........................................................................30
              ------------------------
         2.7  Method of Borrowing................................................................................30
              -------------------
         2.8  Method of Selecting Types and Interest Periods for Advances........................................31
              -----------------------------------------------------------
         2.9  Minimum Amount of Each Advance.....................................................................31
              ------------------------------
         2.10 Method of Selecting Types and Interest Periods for Conversion and Continuation of
              ---------------------------------------------------------------------------------
                  Advances.......................................................................................31
                  --------
                  (A)  Right to Convert..........................................................................31
                       ----------------
                  (B)  Automatic Conversion and Continuation.....................................................31
                       -------------------------------------
                  (C)  No Conversion Post-Default or Post-Unmatured Default......................................32
                       ----------------------------------------------------
                  (D)  Conversion/Continuation Notice............................................................32
                       ------------------------------
         2.11 Default Rate.......................................................................................32
              ------------
         2.12 Method of Payment..................................................................................32
              -----------------
         2.13 Notes..............................................................................................32
              -----
         2.14 Telephonic Notices.................................................................................32
              ------------------
         2.15 Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis;
              ---------------------------------------------------------------------------------
                  Taxes; Loan and Control Accounts...............................................................33
                  --------------------------------
                  (A)  Promise to Pay............................................................................33
                       --------------
                  (B)  Interest Payment Dates....................................................................33
                       ----------------------
                  (C)  Commitment Fees...........................................................................33
                       ---------------
                  (D)  Interest and Fee Basis; Applicable Eurodollar Margin; Applicable Floating
                       -------------------------------------------------------------------------
                           Rate Margin and Applicable Commitment Fee Percentage..................................33
                           ----------------------------------------------------
                  (E)  Credit Taxes..............................................................................35
                       ------------
                  (F)  Loan Account..............................................................................38
                       ------------
                  (G)  Control Account...........................................................................38
                       ---------------
                  (H)  Entries Binding...........................................................................38
                       ---------------

         2.16  Notification of Advances, Interest Rates, Prepayments and Aggregate Revolving
               -----------------------------------------------------------------------------
                 Loan Commitment Reductions......................................................................38
                 --------------------------
         2.17  Lending Installations.............................................................................38
               ---------------------
         2.18  Non-Receipt of Funds by the Agent.................................................................39
               ---------------------------------
         2.19  Termination Date..................................................................................39
               ----------------
         2.20  Replacement of Certain Lenders....................................................................39
               ------------------------------
         2.21  Letter of Credit Facility.........................................................................40
               -------------------------
         2.22  Letter of Credit Participation....................................................................41
               ------------------------------
         2.23  Reimbursement Obligation..........................................................................41
               ------------------------
         2.24  Cash Collateral...................................................................................42
               ---------------
         2.25  Letter of Credit Fees.............................................................................42
               ---------------------
         2.26  Indemnification; Exoneration......................................................................43
               ----------------------------
         2.27  Issuing Lender Reporting Requirements.............................................................44
               -------------------------------------

ARTICLE III:  CHANGE IN CIRCUMSTANCES............................................................................44
-------------------------------------
         3.1  Yield Protection...................................................................................44
              ----------------
         3.2  Changes in Capital Adequacy Regulations............................................................45
              ---------------------------------------
         3.3  Availability of Types of Advances..................................................................46
              ---------------------------------
         3.4  Funding Indemnification............................................................................46
              -----------------------
         3.5  Lender Statements; Survival of Indemnity...........................................................46
              ----------------------------------------

ARTICLE IV:  CONDITIONS PRECEDENT................................................................................46
---------------------------------
         4.1  Initial Advances and Letters of Credit.............................................................47
              --------------------------------------
         4.2  Each Advance and Letter of Credit..................................................................48
              ---------------------------------

ARTICLE V:  REPRESENTATIONS AND WARRANTIES.......................................................................48
------------------------------------------
         5.1  Organization; Corporate Powers.....................................................................48
              ------------------------------
         5.2  Authority..........................................................................................49
              ---------
         5.3  No Conflict; Governmental Consents.................................................................49
              ----------------------------------
         5.4  Financial Statements...............................................................................50
              --------------------
         5.5  No Material Adverse Change.........................................................................50
              --------------------------
         5.6  Taxes..............................................................................................51
              -----
                  (A)  Tax Examinations..........................................................................51
                       ----------------
                  (B)  Payment of Taxes..........................................................................51
                       ----------------
         5.7  Litigation; Loss Contingencies and Violations......................................................51
              ---------------------------------------------
         5.8  Subsidiaries.......................................................................................52
              ------------
         5.9  ERISA..............................................................................................52
              -----
         5.10 Accuracy of Information............................................................................53
              -----------------------
         5.11 Securities Activities..............................................................................53
              ---------------------
         5.12 Material Agreements................................................................................53
              -------------------
         5.13 Compliance with Laws...............................................................................53
              --------------------
         5.14 Assets and Properties..............................................................................53
              ---------------------
         5.15 Statutory Indebtedness Restrictions................................................................54
              -----------------------------------
         5.16 Post-Retirement Benefits...........................................................................54
              ------------------------
         5.17 Insurance..........................................................................................54
              ---------

         5.18 Indebtedness of Pacific Motor and Holdings; Refinanced Indebtedness; Contingent
              -------------------------------------------------------------------------------
                  Obligations....................................................................................54
                  -----------
         5.19  Restricted Payments...............................................................................55
               -------------------
         5.20  Labor Matters.....................................................................................55
               -------------
         5.21  The Stock Acquisition.............................................................................55
               ---------------------
         5.22  Environmental Matters.............................................................................55
               ---------------------
         5.23  Solvency..........................................................................................56
               --------

ARTICLE VI:  COVENANTS...........................................................................................56
----------------------
         6.1  Reporting..........................................................................................56
              ---------
                  (A)  Financial Reporting.......................................................................56
                       -------------------
                  (B)  Notice of Default.........................................................................58
                       -----------------
                  (C)  Lawsuits..................................................................................58
                       --------
                  (D)  Insurance.................................................................................59
                       ---------
                  (E)  ERISA Notices.............................................................................59
                       -------------
                  (F)  Labor Matters.............................................................................60
                       -------------
                  (G)  Other Indebtedness........................................................................60
                       ------------------
                  (H)  Other Reports.............................................................................60
                       -------------
                  (I)  Environmental Notices.....................................................................61
                       ---------------------
                  (J)  Borrowing Base Certificate................................................................61
                       --------------------------
                  (K)  Other Information.........................................................................61
                       -----------------
         6.2  Affirmative Covenants..............................................................................61
              ---------------------
                  (A)  Corporate Existence, Etc..................................................................61
                       ------------------------
                  (B)  Corporate Powers; Conduct of Business.....................................................61
                       -------------------------------------
                  (C)  Compliance with Laws, Etc.................................................................62
                       -------------------------
                  (D)  Payment of Taxes and Claims; Tax Consolidation............................................62
                       ----------------------------------------------
                  (E)  Insurance.................................................................................62
                       ---------
                  (F)  Inspection of Property; Books and Records; Discussions....................................62
                       ------------------------------------------------------
                  (G)  Insurance and Condemnation Proceeds.......................................................63
                       -----------------------------------
                  (H)  ERISA Compliance..........................................................................64
                       ----------------
                  (I)  Maintenance of Property...................................................................64
                       -----------------------
                  (J)  Environmental Compliance..................................................................64
                       ------------------------
                  (K)  Use of Proceeds...........................................................................64
                       ---------------
                  (L)  Hedging Agreements........................................................................64
                       ------------------
                  (M)  Further Assurances........................................................................65
                       ------------------
         6.3  Negative Covenants.................................................................................65
              ------------------
                  (A)  Indebtedness..............................................................................65
                       ------------
                  (B)  Sales of Assets...........................................................................66
                       ---------------
                  (C)  Liens.....................................................................................67
                       -----
                  (D)  Investments...............................................................................67
                       -----------
                  (E)  Contingent Obligations....................................................................67
                       ----------------------
                  (F)  Restricted Payments.......................................................................68
                       -------------------
                  (G)  Conduct of Business; Subsidiaries; Acquisitions...........................................68
                       -----------------------------------------------
                  (H)  Transactions with Shareholders and Affiliates.............................................68
                       ---------------------------------------------
                  (I)  Restriction on Fundamental Changes........................................................69
                       ----------------------------------

                  (J)  Sales and Leasebacks; Off Balance Sheet Liabilities.......................................69
                       ---------------------------------------------------
                  (K)  Margin Regulations........................................................................69
                       ------------------
                  (L)  ERISA.....................................................................................69
                       -----
                  (M)  Corporate Documents.......................................................................69
                       -------------------
                  (N)  Fiscal Year...............................................................................70
                       -----------
                  (O)  Hedging Obligations.......................................................................70
                       -------------------
         6.4  Financial Covenants................................................................................70
              -------------------
                  (A)  Defined Terms for Financial Covenants.....................................................70
                       -------------------------------------
                  (B)  Fixed Charge Coverage Ratio...............................................................71
                       ---------------------------
                  (C)  Maximum Leverage Ratio....................................................................72
                       ----------------------
                  (D)  Capital Expenditures......................................................................73
                       --------------------

ARTICLE VII:  DEFAULTS...........................................................................................74
----------------------
         7.1  Defaults...........................................................................................74
              --------

ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS,
--------------------------------------------------------
         AMENDMENTS AND REMEDIES.................................................................................76
         -----------------------
         8.1  Termination of Commitments; Acceleration...........................................................76
              ----------------------------------------
         8.2  Defaulting Lender..................................................................................77
              -----------------
         8.3  Amendments.........................................................................................78
              ----------
         8.4  Preservation of Rights.............................................................................78
              ----------------------

ARTICLE IX:  GENERAL PROVISIONS..................................................................................78
-------------------------------
         9.1  Survival of Representations........................................................................79
              ---------------------------
         9.2  Governmental Regulation............................................................................79
              -----------------------
         9.3  Performance of Obligations.........................................................................79
              --------------------------
         9.4  Headings...........................................................................................79
              --------
         9.5  Entire Agreement...................................................................................79
              ----------------
         9.6  Several Obligations; Benefits of this Agreement....................................................80
              -----------------------------------------------
         9.7  Expenses; Indemnification..........................................................................80
              -------------------------
                  (A)  Expenses..................................................................................80
                       --------
                  (B)  Indemnity.................................................................................80
                       ---------
                  (C)  Waiver of Certain Claims..................................................................81
                       ------------------------
                  (D)  Survival of Agreements....................................................................81
                       ----------------------
         9.8  Numbers of Documents...............................................................................81
              --------------------
         9.9  Accounting.........................................................................................81
              ----------
         9.10 Severability of Provisions.........................................................................81
              --------------------------
         9.11 Nonliability of Lenders............................................................................82
              -----------------------
         9.12 GOVERNING LAW......................................................................................82
              -------------
         9.13 CONSENT TO JURISDICTION; JURY TRIAL................................................................82
              -----------------------------------
                  (A)  EXCLUSIVE JURISDICTION....................................................................82
                       ----------------------
                  (B)  OTHER JURISDICTIONS.......................................................................82
                       -------------------
                  (C)  WAIVER OF JURY TRIAL......................................................................83
                       --------------------

ARTICLE X:  THE AGENT............................................................................................83
---------------------
         10.1  Appointment; Nature of Relationship...............................................................83
               -----------------------------------
         10.2  Powers............................................................................................84
               ------
         10.3  General Immunity..................................................................................84
               ----------------
         10.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc..........................84
               ------------------------------------------------------------------------
         10.5  Action on Instructions of Lenders.................................................................84
               ---------------------------------
         10.6  Employment of Agents and Counsel..................................................................84
               --------------------------------
         10.7  Reliance on Documents; Counsel....................................................................85
               ------------------------------
         10.8  The Agent's Reimbursement and Indemnification.....................................................85
               ---------------------------------------------
         10.9  Rights as a Lender................................................................................85
               ------------------
         10.10 Lender Credit Decision............................................................................85
               ----------------------
         10.11 Successor Agent...................................................................................85
               ---------------
         10.12 Collateral Documents..............................................................................86
               --------------------

ARTICLE XI:  SETOFF; RATABLE PAYMENTS............................................................................87
-------------------------------------
         11.1  Setoff............................................................................................87
               ------
         11.2  Ratable Payments..................................................................................87
               ----------------
         11.3  Application of Payments...........................................................................87
               -----------------------
         11.4  Relations Among Lenders...........................................................................88
               -----------------------

ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS..................................................88
---------------------------------------------------------------
         12.1  Successors and Assigns............................................................................88
               ----------------------
         12.2  Participations....................................................................................88
               --------------
                  (A)  Permitted Participants; Effect............................................................88
                       ------------------------------
                  (B)  Voting Rights.............................................................................89
                       -------------
                  (C)  Benefit of Setoff.........................................................................89
                       -----------------
         12.3  Assignments.......................................................................................89
               -----------
                  (A)  Permitted Assignments.....................................................................89
                       ---------------------
                  (B)  Effect; Effective Date....................................................................90
                       ----------------------
                  (C)  The Register..............................................................................90
                       ------------
         12.4  Confidentiality...................................................................................90
               ---------------
         12.5  Dissemination of Information......................................................................91
               ----------------------------
         12.6  First Chicago Minimum Share.......................................................................91
               ---------------------------

ARTICLE XIII:  NOTICES...........................................................................................91
----------------------
         13.1  Giving Notice.....................................................................................91
               -------------
         13.2  Change of Address.................................................................................91
               -----------------

ARTICLE XIV:  COUNTERPARTS.......................................................................................91
--------------------------

ARTICLE XV:  REPLACEMENT OF COMMITMENT LETTER, ETC...............................................................92
--------------------------------------------------

                             EXHIBITS AND SCHEDULES


                                    EXHIBITS
                                    --------


EXHIBIT A         --       Borrowing Base Certificate
                           (Definitions)

EXHIBIT B         --       Commitments
                           (Definitions)

EXHIBIT C         --       Form of Revolving Note
                           (Definitions)

EXHIBIT D         --       Stock Purchase Agreement for ICI Stock Acquisition
                           (Definitions)

EXHIBIT E         --       Form of Term Loan Note
                           (Definitions)

EXHIBIT F         --       Form of Assignment Agreement
                           (S)(S) 2.19, 12.3)

EXHIBIT G         --       Form of Borrower's Counsel's Opinion
                           (S) 4.1)

EXHIBIT H         --       List of Closing Documents
                           (S) 4.1)

EXHIBIT I         --       Form of Officer's Certificate
                           (S)(S) 4.2, 6.1(A)(iv))


EXHIBIT J         --       Pro Forma Financial Statements
                           (S) 5.4(A))

EXHIBIT K         --       Money Transfer Instructions
                           (S) 4.1)

EXHIBIT L         --       Form of Seller Letter of Credit

                                   SCHEDULES
                                   ---------

Schedule 1.1.1      -   Permitted Existing Contingent Obligations (Definitions)

Schedule 1.1.2      -   Permitted Existing Indebtedness (Definitions)

Schedule 1.1.3      -   Permitted Existing Investments (Definitions)

Schedule 1.1.4      -   Permitted Existing Liens (Definitions)

Schedule 1.1.5      -   Refinanced Indebtedness (Definitions)

Schedule 2.14       -   Persons Authorized to Give Telephone Notice

Schedule 5.3        -   Conflicts; Governmental Consents ((S) 5.3)

Schedule 5.6        -   Tax Examinations

Schedule 5.7        -   Litigation; Loss Contingencies ((S) 5.7)

Schedule 5.8        -   Subsidiaries ((S) 5.8)

Schedule 5.12       -   Material Agreements ((S) 5.12)

Schedule 5.17       -   Insurance ((S)(S) 5.17, 6.2(E))

Schedule 5.18       -   Contingent Obligations ((S)(S) 5.7, 5.18)

Schedule 5.19       -   Restricted Payments ((S) 5.19)

Schedule 5.20       -   Labor Matters; Compensation Agreements ((S) 5.20)

Schedule 5.22       -   Environmental Matters ((S) 5.22)

Schedule 6.3(H)     -   Transactions with Shareholders and Affiliates

                                CREDIT AGREEMENT


     This Amended and Restated Credit Agreement dated as of December 16, 1997 is entered into among PMT Holdings, Inc., a Delaware corporation ("Holdings"), Pacific Motor Transport Company, a California corporation ("Pacific Motor"), American International Rail Services LLC, a Colorado limited liability company ("AIRS"), American International Mechanical Services LLC, a Colorado limited liability company ("AIMS"), ICI Acquistion Company, a Delaware corporation ("Acquisition Company"), Interstate Consolidation, Inc., a California corporation. ("ICI"), Interstate Consolidation Service, Inc., a California corporation ("ICS"), and Intermodal Container Service, Inc., a California corporation ("IMCS"), the institutions from time to time parties hereto as Lenders, whether by execution of this Agreement or an assignment and acceptance pursuant to Section 13.3, and The First National Bank of Chicago, in its
            ------------
capacity as contractual representative for itself and the other Lenders. The parties hereto agree as follows:


 ARTICLE I:  DEFINITIONS
 -----------------------

     1.1  Certain Defined Terms.  In addition to the terms defined elsewhere in
          ---------------------
this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined.

     As used in this Agreement:

     "A&G" is defined in the definition of "Affiliate" below.
      ---

     "ACCOUNT DEBTOR" means the account debtor or obligor with respect to any of
      --------------
the Receivables and/or the prospective purchaser with respect to any contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with either Borrower.

     "ACQUISITION" means any transaction, or any series of related transactions,
      -----------
consummated on or after the date of this Agreement, by which any Borrower or any of any Borrower's Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power) of the outstanding partnership interests of a partnership.

     "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of
      -------
the several Loans made by the Lenders to either Borrower of the same Type and, in the case of Eurodollar Rate Advances, for the same Interest Period.

     "AFFECTED LENDER" is defined in Section 2.20 hereof.
      ---------------                ------------

     "AFFILIATE" of any Person means any other Person directly or indirectly
      ---------
controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of greater than ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise. Notwithstanding the foregoing, no employee, officer, director, partner or stockholder of, and no Person who directly or indirectly controls, is under common control with or is controlled by, Eos or any of its Affiliates shall be deemed to be an Affiliate of any Borrower solely as a result of such Person's affiliation with Eos or its Affiliates and, in addition, A&G Investments, a California general partnership ("A&G"), shall not be considered an Affiliate of any Borrower for purposes
  ---
hereof so long as the Sellers hold directly or indirectly no more than 50% of the Capital Stock of any Borrower.

     "AGENT" means First Chicago in its capacity as contractual representative
      -----
for itself and the Lenders pursuant to Article XI hereof and any successor Agent
                                       ----------
appointed pursuant to Article XI hereof.
                      ----------

     "AGGREGATE REVOLVING LOAN COMMITMENT" means the aggregate of the Revolving
      -----------------------------------
Loan Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is Twelve Million and 00/100 Dollars ($12,000,000.00).

     "AGGREGATE TERM LOAN COMMITMENT" means the aggregate of the Term Loan
      ------------------------------
Commitments of all the Lenders. The Aggregate Term Loan Commitment is Twenty Million and 00/100 Dollars ($20,000,000.00).

     "AGREEMENT" means this Amended and Restated Credit Agreement, as it may be
      ---------
amended, restated or otherwise modified and in effect from time to time.

     "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting
      -------------------------------
principles in effect from time to time, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4(B) hereof;
                                                          --------------
provided, however, that with respect to the calculation of financial ratios and
--------  -------
other financial tests (and each of the components thereof) utilized in or required by this Agreement, "Agreement Accounting Principles" means generally accepted accounting principles as in effect as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements referred to in Section 5.4(B) hereof.
                          --------------

     "ALTERNATE BASE RATE" means, for any day, a fluctuating rate of interest
      -------------------
per annum equal to the higher of (i) the Corporate Base Rate for such day and
(ii) the sum of (a) the Federal Funds Effective Rate for such day and (b) one-half of one percent (0.5%) per annum.

     "APPLICABLE COMMITMENT FEE PERCENTAGE" means, as at any date of
      ------------------------------------
determination, the rate per annum then applicable in the determination of the amount payable under Section 2.15(C) hereof determined in accordance with the
                     ---------------
provisions of Section 2.15(D)(ii) hereof.
              -------------------

     "APPLICABLE EURODOLLAR MARGIN" means, as at any date of determination, the
      ----------------------------
rate per annum then applicable to Eurodollar Rate Loans determined in accordance with the provisions of Section 2.15(D)(ii) hereof.
                       -------------------

     "APPLICABLE FLOATING RATE MARGIN" means, as at any date of determination,
      -------------------------------
the rate per annum then applicable to Floating Rate Loans determined in accordance with the provisions of Section 2.15(D)(ii) hereof.
                                  -------------------

     "APPLICABLE L/C FEE PERCENTAGE" means, as at any date of determination, a
      -----------------------------
rate per annum for standby Letters of Credit, equal to the Applicable Eurodollar Margin for Revolving Loans in effect on such date.

     "ASSET SALE" means, with respect to any Person, the sale, lease,
      ----------
conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction and including the sale or other transfer of any of the Equity Interests of any Subsidiary of such Person); provided, however, that notwithstanding the foregoing, the term "Asset Sale"
--------  -------
shall not include (i) the sale, lease, conveyance, disposition or other transfer of any inventory in the ordinary course of business, (ii) ordinary course cash management related transactions with respect to cash and Cash Equivalents, (iii) sale, lease, conveyance, disposition or other transfer of assets in the ordinary course of the Borrower's business consistent with past practice, and (iv) the sale, disposition or other transfer of Receivables to Allied Carriers, Inc. (or such other factoring company on terms reasonably acceptable to the Agent) by any Borrower in the ordinary course of business in an aggregate amount for all Borrowers not to exceed $10,000,000 in any fiscal year.

     "AUTHORIZED OFFICER" means any of the Chairman, Chief Executive Officer,
      ------------------
President, Treasurer, Controller and Secretary of any Borrower, acting singly.

     "BENEFIT PLAN" means a defined benefit plan as defined in Section 3(35) of
      ------------
ERISA (other than a Multiemployer Plan) in respect of which either Borrower or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

     "BORROWERS" means, collectively, Holdings, Pacific Motor, AIRS, AIMS,
      ---------
Acquisition Company, ICI, ICS and IMCS and, individually, Borrower means any of Holdings, Pacific Motor, Acquisition Company, ICI, ICS or IMCS.

     "BORROWING BASE" means, as of any date of calculation, an amount, as set
      --------------
forth on the most current Borrowing Base Certificate delivered to the Agent, equal to the sum of (i) the amount of funds up to $300,000 held in the Borrowers' demand deposit accounts held with the Agent or with another depository subject to terms satisfactory to the Agent and (ii) eighty-five percent (85%) of the Gross Amount of Eligible Receivables or such higher percentage, as the Agent may determine in its discretion, of Eligible Receivables which are insured by a Person and in a form satisfactory to the Agent. The Agent shall give the Borrowers commercially reasonable notice, taking into account all facts and circumstances known by the Agent at such time, of any change in the criteria to determine the eligibility of any Receivables of the Borrowers or of the establishment by the Agent of any reserves which, in any such case, might reasonably be expected to materially decrease the amount of the Borrowing Base.

     "BORROWING BASE CERTIFICATE" means a certificate, in substantially the form
      --------------------------
of Exhibit A attached hereto and made a part hereof, setting forth the Borrowing
   ---------
Base and the component calculations thereof.

     "BORROWING DATE" means a date on which an Advance is made hereunder.
      --------------

     "BORROWING NOTICE" is defined in Section 2.8 hereof.
      ----------------                -----------

     "BUSINESS ACTIVITY REPORT" means (A) a Notice of Business Activities Report
      ------------------------
from the State of Minnesota, Department of Revenue or (B) any similar report required by any other State as a prerequisite to the ability of any Borrower to enforce its accounts receivable claims against account debtors located in any such state.

     "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate
      ------------
selection of Loans bearing interest at the Eurodollar Rate, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois and New York, New York and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in Chicago, Illinois and New York, New York.

     "CAPITAL EXPENDITURES" is defined in Section 6.4(A) hereof.
      --------------------                --------------

     "CAPITALIZED LEASE" of a Person means any lease of property by such Person
      -----------------
as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the
      -----------------------------
obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

     "CAPITAL STOCK" means (i) in the case of a corporation, corporate stock,
      -------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership (whether general or limited) or membership interests and
(iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "CASH EQUIVALENTS" means (i) marketable direct obligations issued or
      ----------------
unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government; (ii) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations for any such deposits with a term of more than ten (10)
days); (iii) shares of money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Corporation) and (iv) commercial paper of United States banks and bank holding companies and their subsidiaries and United States finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Ratings Group or P-1 (or better) by Moody's Investors Services, Inc.; provided that the maturities of such Cash Equivalents shall not
                --------
exceed 365 days.

     "CASH FLOW PERIOD" means each 12-month period ending on December 31 of each
      ----------------
calendar year commencing with such period ending on December 31, 1998.

     "CHANGE" is defined in Section 3.2 hereof.
      ------                -----------

     "CHANGE OF CONTROL" means any transaction or event as a result of which Eos
      -----------------
Partners, L.P., a Delaware limited partnership, shall cease to own of record and beneficially, in the aggregate, at least thirty-five percent (35%) of the shares of the issued and outstanding common stock of Holdings.

     "CLOSING DATE" means the date on which the Term Loans and the initial
      ------------
Revolving Loans are advanced hereunder.

     "CODE" means the Internal Revenue Code of 1986, as amended, reformed or
      ----
otherwise modified from time to time or any successor statute.

     "COLLATERAL" means all property and interests in property now owned or
      ----------
hereafter acquired by any Borrower or any of any Borrower's Subsidiaries in or upon which a security interest, lien or mortgage is granted to the Agent, for the benefit of the Holders of Secured Obligations, or to the Agent, for the benefit of the Lenders, whether under the Security Agreements, under any of the other Collateral Documents or under any of the other Loan Documents.

     "COLLATERAL DOCUMENTS"  means all agreements, instruments and documents
      --------------------
executed in connection with this Agreement that are intended to create or evidence Liens to secure the Secured Obligations, including, without limitation, the Security Agreements, the Pledge Agreements and all other security agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of any Borrower or any of any Borrower's

Subsidiaries and delivered to the Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby.

     "COMMISSION" means the Securities and Exchange Commission and any Person
      ----------
succeeding to the functions thereof.

     "COMMITMENT" means, for each Lender, collectively, such Lender's Revolving
      ----------
Loan Commitment and Term Loan Commitment.

     "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic
      -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos or polychlorinated biphenyls ("PCBS"), and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

     "CONTINGENT OBLIGATION", as applied to any Person, means any Contractual
      ---------------------
Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (other than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

     "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of
      ----------------------
any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

     "CONTROLLED GROUP" means the group consisting of (i) any corporation which
      ----------------
is a member of the same controlled group of corporations (within the meaning of
Section 414(b) of the Code) as any Borrower; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Borrower; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as any Borrower, any corporation described in clause (i) above or any
                                                        ----------
partnership or trade or business described in clause (ii) above.
                                              -----------

     "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.10(D) hereof.
      ------------------------------                ---------------

     "CORPORATE BASE RATE" means the corporate base rate of interest announced
      -------------------
by First Chicago from time to time, changing when and as said corporate base rate changes.

     "CREDIT TAXES" is defined in Section 2.15(E)(i) hereof.
      ------------                ------------------

     "CURE LOAN" is defined in Section 8.2(iii) hereof.
      ---------                ----------------

     "CUSTOMARY PERMITTED LIENS" means:
      -------------------------

          (i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

          (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

          (iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such
                                                   --------
     Liens do not in the aggregate materially detract from the value of the Borrower's or such Subsidiary's assets or property taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals do not secure at any time an aggregate amount exceeding $500,000;

          (iv) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not in any case prevent the ordinary conduct of the business of any Borrower or any of any Borrower's Subsidiaries;

          (v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against any Borrower or any of any Borrower's Subsidiaries which do not constitute a Default under
     Section 7.1(h); and
     --------------

          (vi) any interest or title of the lessor in the property subject to any operating lease entered into by any Borrower or any of any Borrower's Subsidiaries in the ordinary course of business.

     "DECISION PERIOD" is defined in Section 6.2(G) hereof.
      ---------------                --------------

     "DECISION RESERVE" is defined in Section 6.2(G) hereof.
      ----------------                --------------

     "DEFAULT" means an event described in Article VII hereof.
      -------                              -----------

     "DESIGNATED PREPAYMENT" is defined in Section 2.5(i)(d) hereof.
      ---------------------                -----------------

     "DOL" means the United States Department of Labor and any Person succeeding
      ---
to the functions thereof.

     "DOLLAR" and "$" means dollars in the lawful currency of the United States.
      ------       -

     "EBITDA" is defined in Section 6.4(A) hereof.
      ------                --------------

     "ELIGIBLE RECEIVABLES" means Receivables created by any Borrower in the
      --------------------
ordinary course of its respective business arising out of the sale of goods or rendition of services by such Borrower, which Receivables are not ineligible pursuant to the standards set forth below. Such standards of eligibility may be fixed and revised from time to time by the Agent in the Agent's reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious or inconsistent with the manner in which the initial eligibility standards were determined). In general, without limiting the foregoing, the following Receivables are not Eligible Receivables:

          (i) Receivables (other than Investment Grade Receivables) which remain unpaid ninety (90) days after the date of the original applicable invoice;

          (ii) all Receivables (other than Investment Grade Receivables) owing by a single Account Debtor (including a Receivable which remains unpaid fewer than ninety (90) days after the date of the original applicable invoice) if ten percent (10%) of the balance owing by such Account Debtor, calculated without taking into account any credit balances of such Account Debtor, remains unpaid ninety (90) days after the date of the original applicable invoice or has otherwise become ineligible;

          (iii) Receivables in the amount equal to the excess of (a) the amount of all Receivables from any single Account Debtor and its Affiliates which otherwise constitute Eligible Receivables comprising more than thirty percent (30%) of all Eligible Receivables over (b) the amount equal to thirty percent (30%) of all Eligible Receivables;

          (iv) Receivables with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate of any Borrower;

          (v) Receivables with respect to which the Account Debtor is any federal Governmental Authority, the United States of America, or, in each case, any department, agency or instrumentality thereof, unless with respect to any such Account, the applicable Borrower has complied to the Agent's satisfaction with the provisions of the Federal Assignment of Claims Act or other applicable statutes, including, without limitation, executing and delivering to Agent all statements of assignment and/or notification which are in form and substance acceptable to Agent and which are deemed necessary by Agent to effectuate the assignment to the Agent of such Accounts on behalf of the Lenders;

          (vi) Receivables with respect to which the Account Debtor is any state or municipal Governmental Authority or any agency or instrumentality thereof;

          (vii) Receivables not denominated in U.S. Dollars or with respect to which the Account Debtor is not a resident of the United States unless the Account Debtor has supplied the applicable Borrower with an irrevocable letter of credit, issued by a financial institution satisfactory to the Agent, sufficient to cover such Receivable in form and substance satisfactory to the Agent;

          (viii) Receivables with respect to which the Account Debtor has (a) asserted a counterclaim, (b) a legal or contractual right of setoff binding upon the applicable Borrower whether or not asserted, but in each case in clauses (a) and (b), only to the extent of such counterclaim or setoff;

          (ix) Receivables for which the prospect of payment or performance by the Account Debtor is or will be impaired as determined by the Agent in the exercise of its reasonable credit judgment (which credit judgment shall not be exercised in a manner that is arbitrary or capricious or inconsistent with the manner in which the initial eligibility standards were determined);

          (x) Receivables with respect to which the Agent does not have a first and valid fully perfected and enforceable security interest;

          (xi) Receivables with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver, trustee or assignee for the benefit of creditors;

          (xii) Receivables with respect to which the Account Debtor's obligation to pay the Receivable is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Receivables in connection with which Account Debtors are entitled to return Inventory on the basis of the quality of such Inventory) or consignment basis;

          (xiii) Receivables with respect to which the Account Debtor is located in Minnesota (or any other jurisdiction which adopts a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction or is otherwise subject to such jurisdiction's tax law requiring such Person to file a Business Activity Report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts or arising under such jurisdiction's laws); provided, however, such Receivables shall nonetheless
                           --------  -------
     be eligible if the applicable Borrower has filed a Business Activity Report (or other applicable report) with the applicable state office or is qualified to do business in such jurisdiction and, at the time the Receivable was created, was qualified to do business in such jurisdiction or had on file with the applicable state office a current Business Activity Report (or other applicable report);

          (xiv) Receivables with respect to which the Account Debtor's obligation does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms (other than as a result of the potential application of bankruptcy, insolvency and other similar laws affecting creditors' rights generally and principles of equity);

          (xv) Receivables with respect to which the applicable Borrower has not yet shipped the applicable goods, performed the applicable service or issued the applicable invoice;

          (xvi) any Receivable which is not in conformity in material respects with the representations and warranties made by the Borrowers to the Agent with respect thereto, whether contained in this Agreement or the Security Agreement;

          (xvii) Receivables in connection with which the applicable Borrower has not complied with all material requirements contained in the charter and by-laws or other organizational or governing documents of the applicable Borrower, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Borrower or any of its property or to which such Borrower or any of its property is subject, including, without limitation, all laws, rules, regulations and orders of any Governmental Authority or judicial authority relating to truth in lending, billing practices, fair credit reporting, equal credit opportunity, debt collection practices and consumer debtor protection, applicable to such Receivable (or any related contracts) or affecting the collectability of such Receivables; and

          (xviii) Receivables in connection with which the applicable Borrower or any other party to such Receivable, is in default in the performance or observance of any of the terms thereof in any material respect.

     "ENVIRONMENTAL, HEALTH OR SAFETY REQUIREMENTS OF LAW" means all
      ---------------------------------------------------
Requirements of Law derived from or relating to federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq., the Occupational Safety and Health Act of 1970,
                        -- ---
29 U.S.C. (S) 651 et seq., and the Resource Conservation and Recovery Act of
                  -- ---
1976, 42 U.S.C. (S) 6901 et seq., in each case including any amendments thereto,
                         -- ---
any successor statutes, and any regulations promulgated thereunder, and any state or local equivalent thereof.

     "ENVIRONMENTAL LIEN" means a lien in favor of any Governmental Authority
      ------------------
for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

     "ENVIRONMENTAL PROPERTY TRANSFER ACT" means any applicable Requirement of
      -----------------------------------
Law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

     "EOS" and "EOS PARTNERS, L.P." means Eos Partners, L.P., a Delaware limited
      ---       ------------------
partnership, together with its Affiliates.

     "EQUIPMENT" means all of the Borrowers' present and future (i) equipment,
      ---------
including, without limitation, machinery, manufacturing, distribution, selling, data processing and office equipment, assembly systems, tools, molds, dies, fixtures, appliances, furniture, furnishings, vehicles, vessels, aircraft, aircraft engines, and trade fixtures, and (ii) any and all accessions, parts and appurtenances attached to any of the foregoing or used in connection therewith, and any substitutions therefor and replacements, products and proceeds thereof.

     "EQUITY INTERESTS" means Capital Stock and all warrants, options or other
      ----------------
rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

     "EURODOLLAR BASE RATE" means, with respect to a Eurodollar Rate Loan for
      --------------------
the relevant Interest Period, the rate determined by the Agent to be the rate at which deposits in Dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Rate Loan and having a maturity approximately equal to such Interest Period, as adjusted for Reserves.

     "EURODOLLAR RATE" means, with respect to a Eurodollar Rate Loan for the
      ---------------
relevant Interest Period, the Eurodollar Base Rate applicable to such Interest Period plus the then Applicable Eurodollar Margin, changing when and as the
       ----
Applicable Eurodollar Margin changes. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "EURODOLLAR RATE ADVANCE" means an Advance which bears interest at the
      -----------------------
Eurodollar Rate.

     "EURODOLLAR RATE LOAN" means a Loan, or portion thereof, which bears
      --------------------
interest at the Eurodollar Rate.

     "EXCESS CASH FLOW" means, for any Cash Flow Period, an amount, calculated
      ----------------
without duplication, equal to the Borrowers' and their Subsidiaries' consolidated (i) Net Income for such period plus (ii) amortization expense for
                                            ----
such period, including, without limitation, amortization of goodwill and other intangible assets, plus (iii) depreciation for such period, plus (iv) all other
                   ----                                     ----
non-cash charges to the extent deducted in computing Net Income, minus (v)
                                                                 -----
Capital Expenditures, whether paid in cash or accrued during such period, minus
                                                                          -----
(vi) principal payments made on the Term Loans (excluding mandatory prepayments made from Excess Cash Flow) and principal payments made on all other Indebtedness of the Borrowers and their Subsidiaries (other than the Obligations) during such period, plus (vii) 50% of the net reduction, if any, in
                                 ----
Working Capital as of the last day of such period from the Working Capital as of the end of the preceding Cash Flow Period, minus (viii) 50% of the net
                                           -----
increase, if any, in Working Capital as of the last day of such period from the Working Capital as of the end of the preceding Cash Flow Period, minus (ix) the
                                                                 -----
aggregate amount (without duplication) of (x) cash dividends or cash redemptions paid during such period with respect to the Borrowers' Capital Stock, (y) Restricted Payments paid during such period pursuant to Section 6.3(F) and (z)
                                                        --------------
amounts paid in respect of management fees (to the extent not already deducted in computing Net Income) permitted under section 6.3(H). All such amounts shall
                                         --------------
be calculated in accordance with Agreement Accounting Principles and, with respect to Working Capital, shall be calculated assuming that the Borrowers have conducted their business in the ordinary course and in accordance with past practices.

     "EXCLUDED PROCEEDS" is defined in Section 6.2(G) hereof.
      -----------------                --------------

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "FEES" is defined in Section 6.4(A) hereof.
      ----                --------------

     "FIRST CHICAGO" means The First National Bank of Chicago, in its individual
      -------------
capacity, and its successors.

     "FIXED CHARGE COVERAGE RATIO" is defined in Section 6.4(B) hereof.
      ---------------------------                --------------

     "FLOATING RATE" means, for any day for any Loan, a rate per annum equal to
      -------------
(i) the Alternate Base Rate for such day plus (ii) the then Applicable Floating Rate Margin applicable to such Loan, changing when and as the Alternate Base Rate and/or Applicable Floating Rate Margin changes.

     "FLOATING RATE ADVANCE" means an Advance which bears interest at the
      ---------------------
Floating Rate.

     "FLOATING RATE LOAN" means a Loan, or portion thereof, which bears interest
      ------------------
at the Floating Rate.

     "GOVERNMENTAL ACTS" is defined in Section 2.26(a) hereof.
      -----------------                ---------------

     "GOVERNMENTAL AUTHORITY" means any nation or government, any federal,
      ----------------------
state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GROSS AMOUNT OF ELIGIBLE RECEIVABLES" means the outstanding face amount of
      ------------------------------------
Eligible Receivables, determined in accordance with Agreement Accounting Principles, consistently applied, less (i) all finance charges, late fees and other fees that are unearned and (ii) the value of any accrual which has been recorded by the applicable Borrower with respect to downward price adjustments.

     "GROSS NEGLIGENCE" means either recklessness, the absence of the slightest
      ----------------
care or actions taken or omitted with conscious indifference to or the complete disregard of consequences. Gross Negligence does not mean merely the absence of ordinary care or diligence or an inadvertent act or inadvertent failure to act. If the term "gross negligence" is used with respect to the Agent or any Lender or any indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

     "GUARANTOR" means, each of the Borrowers and  "GUARANTORS" means  all of
      ---------                                     ----------
the Borrowers.

     "HEDGING AGREEMENTS" is defined in Section 6.3(Q) hereof.
      ------------------                --------------

     "HEDGING OBLIGATIONS" of a Person means any and all obligations of such
      -------------------
Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency, interest rate options, puts and warrants or any similar derivative agreement, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "HOLDERS OF SECURED OBLIGATIONS" means the holders of the Secured
      ------------------------------
Obligations from time to time and shall refer to (i) each Lender in respect of its Loans, (ii) the Issuing Lender in respect of Reimbursement Obligations,
(iii) the Agent, the Lenders and the Issuing Lender in respect of all other present and future obligations and liabilities of the Borrowers or any of any Borrower's Subsidiaries of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Indemnitee in respect of the obligations and liabilities of any Borrower to such Person hereunder, (iv) each Lender (or affiliate thereof), in respect of all Hedging Obligations of any Borrower to such Lender (or such affiliate) as exchange party or counterparty under any Hedging Agreement, and
(v) their respective successors, transferees and assigns.

     "HOLDINGS" means PMT Holdings, Inc., a Delaware corporation, and its
      --------
successors and assigns, including a debtor-in-possession on behalf of Holdings.

     "ICI ACQUISITION DOCUMENTS" means the ICI Stock Purchase Agreement and all
      -------------------------
other documents, instruments and agreements entered into by Holdings or any of its Affiliates in connection with the ICI Stock Acquisition.

     "ICI STOCK ACQUISITION" means the acquisition by Holdings of all of the
      ---------------------
issued and outstanding Capital Stock of ICI and ICS on the terms and conditions set forth in that certain Stock Purchase Agreement ("ICI STOCK PURCHASE AGREEMENT") dated as of December 16, 1997, by and among Holdings, ICI, ICS and the Sellers substantially in the form attached as Exhibit D hereto.
                                                  ---------

     "ICI STOCK PURCHASE AGREEMENT" is defined in the definition of "ICI Stock
      ----------------------------
Acquisition" above.

     "INDEBTEDNESS" of any Person means (i) any indebtedness of such Person,
      ------------
contingent or otherwise, (a) in respect of borrowed money, including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto, including, in the case of the Borrowers, Reimbursement Obligations under the Letters of Credit) or (c) representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Leases) or services, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with Agreement Accounting Principles (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness); (ii) to the extent not otherwise included, (a) interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceedings and other interest that would have accrued but for the commencement of such proceedings, (b) any Capitalized Lease Obligations, (c) the maximum fixed repurchase price of any Redeemable Stock (unless (x) the terms thereof provide that none of the Borrowers or their Subsidiaries may make any payment thereon with respect to such Redeemable Stock without the consent of the Required Lenders and (y) the Required Lenders have not, as of the date of determination, given any such consent, and, in any case where such consent has been given, the amount includable as Indebtedness shall only be that amount permitted to be paid pursuant to the terms of such consent), (d) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, and
(e) Hedging Obligations. For purposes of the preceding sentence, the maximum fixed repurchase price of any Redeemable Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Stock as if such Redeemable Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement. The amount of Indebtedness of any Person at any date shall be, without duplication, (i) the outstanding balance at such date of all unconditional obligations as described above and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.

     "INDEMNIFIED MATTERS"  is defined in Section 10.7(B) hereof.
      -------------------                 ---------------

     "INDEMNITEES" is defined in Section 10.7(B) hereof.
      -----------                ---------------

     "INTEREST EXPENSE" is defined in Section 6.4(A) hereof.
      ----------------                --------------

     "INTEREST PERIOD" means, with respect to a Eurodollar Rate Loan, a period
      ---------------
of one (1), two (2), three (3), six (6) or twelve (12) months commencing on a Business Day selected by any Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three, six or twelve months thereafter; provided, however, that
                                                       --------  -------
if there is no such numerically corresponding day in such next, second, third, sixth or twelfth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth or twelfth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided,
                                                                    --------
however, that if said next succeeding Business Day falls in a new calendar
-------
month, such Interest Period shall end on the immediately preceding Business Day.

     "INVESTMENT" means, with respect to any Person, (i) any purchase or other
      ----------
acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and agents and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

     "INVESTMENT GRADE RECEIVABLE" means, at any time, a Receivable owed by an
      ---------------------------
Account Debtor (i) whose (or whose direct or indirect controlling stockholder's or other parent entity's) long term, senior unsecured, non-credit enhanced Indebtedness is rated, at such time, at least BBB- by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or its successor ("S&P") or Baa3 by Moody's Investors Services, Inc., or its successor ("MOODY'S"), or (ii) if such Account Debtor's (or its direct or indirect controlling stockholder's or other parent entity's) Indebtedness is not rated by S&P or Moody's if such Account Debtor maintains a rating, at such time, of not less than 5A1 by Dunn & Bradstreet, Inc.

     "IRS" means the Internal Revenue Service and any Person succeeding to the
      ---
functions thereof.

     "ISSUING LENDER" is defined in Section 2.21 hereof.
      --------------                ------------

     "L/C DOCUMENTS" is defined in Section 2.21.
      -------------                ------------

     "L/C DRAFT" means a draft drawn on an Issuing Lender pursuant to a Letter
      ---------
of Credit.

     "L/C INTEREST" is defined in Section 2.22.
      ------------                ------------

     "L/C OBLIGATIONS" means, without duplication, an amount equal to the sum of
      ---------------
(i) the aggregate of the amount then available for drawing under each of the Letters of Credit (other than the amount of the Term Portion then available for drawing under the Seller Letters of Credit), (ii) the face amount of all outstanding L/C Drafts corresponding to the Letters of Credit (other than with respect to the Term Portion of the Seller Letters of Credit), which L/C Drafts have been accepted by the applicable Issuing Lender, (iii) the aggregate outstanding amount of all Reimbursement Obligations (other than with respect to the Term Portion of the Seller Letters of Credit) at such time and (iv) the aggregate face amount of all Letters of Credit requested by the Borrowers but not yet issued (unless the request for an unissued Letter of Credit has been denied).

     "LENDERS" means the lending institutions listed on the signature pages of
      -------
this Agreement and their respective successors and assigns.

     "LENDING INSTALLATION" means, with respect to a Lender or the Agent, any
      --------------------
office, branch, subsidiary or affiliate of such Lender or the Agent.

     "LETTER OF CREDIT" means the letters of credit issued by the Issuing
      ----------------
Lenders pursuant to Section 2.21 hereof.
                    ------------

     "LEVERAGE RATIO" is defined in Section 6.4(C) below.
      --------------                --------------

     "LIEN" means any lien (statutory or other), mortgage, pledge,
      ----
hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement, but excluding any lease in which title to the property subject thereto is not intended thereby to pass to the lessee thereunder).

     "LOAN(S)" means, with respect to a Lender, such Lender's portion of any
      -------
Advance made pursuant to Section 2.1 or Section 2.2, as applicable, and
                         -----------    -----------
collectively all Term Loans and Revolving Loans, whether made or continued as or converted to Floating Rate Loans or Eurodollar Rate Loans.

     "LOAN ACCOUNT" is defined in Section 2.15(F) hereof.
      ------------                ---------------

     "LOAN DOCUMENTS" means this Agreement, the Notes, the L/C Documents, the
      --------------
Collateral Documents and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated or otherwise modified and in effect from time to time (but excluding the commitment letter dated October 1, 1997, from First Chicago to Holdings and EOS, which is, so long as all fees agreed to thereunder are paid in full, superseded in its entirety by this Agreement).

     "MANAGEMENT" means, at any time, those employees or former employees of any
      ----------
Borrower holding Equity Interests of any Borrower at such time.

     "MANAGEMENT AGREEMENT" means the Amended and Restated Management Services
      --------------------
Agreement dated as of the date hereof among the Borrowers and Eos Management
Inc.

     "MARGIN STOCK" shall have the meaning ascribed to such term in Regulation
      ------------
U.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the
      -----------------------
business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrowers and their Subsidiaries, taken as a whole, (b) the ability of any Borrower or any of its Subsidiaries to perform their respective obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders or the Agent to enforce in any material respect the Obligations or their rights with respect to the Collateral.

     "MAXIMUM REVOLVING CREDIT AMOUNT" means, at any particular time: (i) the
      -------------------------------
lesser of (A) the Aggregate Revolving Loan Commitment at such time minus the
                                                                   -----
aggregate outstanding L/C Obligations at such time and (B) the Borrowing Base at such time minus the aggregate outstanding L/C Obligations at such time, minus
          -----                                                         -----
(ii) the amount of any Decision Reserve in effect at such time.

     "MULTIEMPLOYER PLAN" means a "Multiemployer Plan" as defined in Section
      ------------------
4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by any Borrower or any member of the Controlled Group.

      "NET CASH PROCEEDS" means, with respect to any Asset Sale of any Person,
       -----------------
(a) cash (freely convertible into U.S. Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale), after (i) provision for all income or other taxes measured by or resulting from such Asset Sale, (ii) payment of all brokerage commissions and other fees and expenses related to such Asset Sale, (iii) all amounts used to repay Indebtedness secured by a Lien on any asset disposed of in such Asset Sale or which is or may be required (by the express terms of the instrument governing such Indebtedness) to be repaid in connection with such Asset Sale (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness), and (iv) deduction of appropriate amounts to be provided by such Person or a Subsidiary of such Person as a reserve, in accordance with Agreement Accounting Principles, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by such Person or a Subsidiary of such Person after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale; and (b) cash payments in respect of any Indebtedness, Capital Stock or other consideration received by such Person or any Subsidiary of such Person from such Asset Sale upon receipt of such cash payments by such Person or such Subsidiary.

     "NET INCOME" is defined in Section 6.4(A) hereof.
      ----------                --------------

     "NON PRO RATA LOAN" is defined in Section 8.2 hereof.
      -----------------                -----------

     "NOTES" means the Revolving Notes and the Term Notes.
      -----

     "NOTICE OF ASSIGNMENT" is defined in Section 13.3(B) hereof.
      --------------------                ---------------

     "OBLIGATIONS" means all Loans, advances, debts, liabilities, obligations,
      -----------
covenants and duties owing by any Borrower to the Agent, any Lender, any Affiliate of the Agent or any Lender, or any Indemnitee, of any kind or nature, present or future, arising under this Agreement, the Notes, the L/C Documents, the Collateral Documents, any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to the Borrowers under this Agreement or any other Loan Document.

     "OFF BALANCE SHEET LIABILITIES" of a Person means (a) any repurchase
      -----------------------------
obligation or other similar liability of such Person or any of its Subsidiaries with respect to accounts or notes receivable sold by such Person or any of its Subsidiaries, (b) any liability of such Person under any Sale and Leaseback Transactions which do not create a liability on the consolidated balance sheet of such Person and its Subsidiaries, (c) any liability of such Person under any financing lease or so-called "synthetic" lease transaction, or (d) any obligations of such Person arising with respect to any other transaction which is the functional equivalent of or takes the place of the borrowing of money but which does not constitute a liability on the consolidated balance sheets of such Person and its Subsidiaries.

     "OFFICER'S CERTIFICATE" is defined in Section 6.1(A)(iv) hereof.
      ---------------------                ------------------

     "OTHER TAXES" is defined in Section 2.15(E)(ii) hereof.
      -----------                -------------------

     "PACIFIC MOTOR" means Pacific Motor Transport Company, a California
      -------------
corporation, and its successors and assigns, including a debtor-in-possession on behalf of Borrower.

     "PARTICIPANTS" is defined in Section 13.2(A) hereof.
      ------------                ---------------

     "PAYMENT DATE" means the last Business Day of each calendar quarter.
      ------------

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor
      ----
thereto.

     "PERMITTED EXISTING CONTINGENT OBLIGATIONS" means the Contingent
      -----------------------------------------
Obligations of any Borrower identified as such on Schedule 1.1.1 to this
                                                  --------------
Agreement.

     "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of any Borrower
      -------------------------------
identified as such on Schedule 1.1.2 to this Agreement.
                      --------------

     "PERMITTED EXISTING INVESTMENTS" means the Investments of any Borrower
      ------------------------------
identified as such on Schedule 1.1.3 to this Agreement.
                      --------------

     "PERMITTED EXISTING LIENS" means the Liens on assets of any Borrower or any
      ------------------------
of its Subsidiaries identified as such on Schedule 1.1.4 to this Agreement.
                                          --------------

     "PERMITTED INSURANCE COLLATERALIZED FINANCING" is defined in Section
      --------------------------------------------                -------
6.3(A)(ii)(n) hereof.
-------------

     "PERMITTED SALE AND LEASEBACK" is defined in Section 6.3(B)(iv) hereof.
      ----------------------------                ------------------

     "PERMITTED PURCHASE MONEY INDEBTEDNESS" is defined in Section 6.3(A)(ii)(j)
      -------------------------------------                ---------------------
hereof.

     "PERSON" means any natural person, corporation, firm, joint venture,
      ------
partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in
      ----
respect of which any Borrower or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in
Section 3(5) of ERISA.

     "PLEDGE AGREEMENTS" means (i) that certain Amended and Restated Pledge
      -----------------
Agreement dated as of the date hereof executed by Holdings, (ii) that certain Limited Liability Company Pledge Agreement dated as of the date hereof executed by Holdings and (iii) that certain Pledge Agreement dated as of the date hereof executed by ICS, each in favor of First Chicago, individually and as agent for the Holders of Secured Obligations as set forth therein.

     "PMT STOCK ACQUISITION" means the acquisition by Holdings of all of the
      ---------------------
issued and outstanding Capital Stock of Pacific Motor on the terms and conditions set forth in that certain Stock Purchase Agreement ("PMT STOCK PURCHASE AGREEMENT") dated as of March 31, 1997, by and among Holdings, Union Pacific Railroad Corporation, Southern Pacific Transportation Company and Pacific Motor.

     "PMT STOCK PURCHASE AGREEMENT" is defined in the definition of "PMT Stock
      ----------------------------
Acquisition" above.

     "PRO RATA SHARE" means, with respect to any Lender, (i) at any time prior
      --------------
to the Closing Date, the percentage obtained by dividing (A) such Lender's Commitments at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the Aggregate Term Loan Commitments and the Aggregate Revolving Loan Commitments at such time and (ii) at any time after the Closing Date, the percentage obtained by dividing (A) the sum of such Lender's Term Loans and Revolving Loan Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the aggregate amount of all of the Term Loans and the Aggregate Revolving Loan Commitment at such time; provided, however, if all of the Commitments are
                         --------  -------
terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (x) the sum of such Lender's Term Loans and Revolving Loans by (y) the aggregate amount of all Term Loans and Revolving Loans.

     "PUBLIC OFFERING" means a public offering of Equity Interests pursuant to a
      ---------------
registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of Equity Interests to be issued as consideration in connection with a business acquisition or an offering of Equity Interests issuable pursuant to an employee benefit plan.

     "PURCHASERS" is defined in Section 13.3(A) hereof.
      ----------                ---------------

     "RATE OPTION" means the Eurodollar Rate or the Floating Rate.
      -----------

     "RECEIVABLE(S)" means and includes all of any Borrower's presently existing
      -------------
and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of such Borrower to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

     "REDEEMABLE STOCK" means any Capital Stock which by its terms (or by the
      ----------------
terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, in whole or in part, prior to the maturity of the Obligations (including any extensions thereof contemplated by this Agreement), or is, by its terms or upon the happening of any event, redeemable at the option of the holder thereof, in whole or in part, prior to the maturity of the Obligations (including any extensions thereof contemplated by this Agreement).

     "REFINANCED INDEBTEDNESS" means the aggregate outstanding Indebtedness of
      -----------------------
ICI, ICS and IMCS (incurred jointly or severally) as of the Closing Date which is being discharged as of the Closing Date as more specifically set forth on
Schedule 1.1.5 hereto.
--------------

     "REGISTER" is defined in Section 13.3(C) hereof.
      --------                ---------------

     "REGULATION G" means Regulation G of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by nonbank, nonbroker lenders for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION T" means Regulation T of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

     "REGULATION U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

     "REGULATION X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the obtaining of credit by borrowers for the purpose of purchasing or carrying margin stock (as defined therein).

     "REIMBURSEMENT OBLIGATION" is defined in Section 2.23 hereof.
      ------------------------                ------------

     "RELEASE" means any release, spill, emission, leaking, pumping, injection,
      -------
deposit, disposal, discharge, dispersal, leaching or migration into the environment.

     "RENTALS" is defined in Section 6.4(A) hereof.
      -------                --------------

     "REPLACEMENT LENDER" is defined in Section 2.20 hereof.
      ------------------                ------------

     "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs, provided, however, that a failure to meet the minimum funding
                   --------  -------
standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with any Section 4043(a) of ERISA or Section 412(d) of the Code.

     "REQUIRED LENDERS" means Lenders whose Pro Rata Shares, in the aggregate,
      ----------------
are equal to or greater than fifty percent (50%); provided, however, that, if
                                                  --------  -------
any of the Lenders shall have failed to fund its Pro Rata Share of any Revolving Loan requested by the Borrowers as requested by the Agent, which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED

LENDERS" means Lenders (excluding all Lenders whose failure to fund their respective Pro Rata Shares of such Revolving Loans has not been so cured) whose Pro Rata Shares represent fifty percent (50%) or greater of the aggregate Pro Rata Shares of such Lenders; provided, further, however, that, if the
                    -------  --------  -------
Commitments have been terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans, L/C Obligations and any outstanding obligations with respect to the Term Portion of the Seller Letters of Credit are equal to or greater than fifty percent (50%).

     "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or
      -------------------
other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations G, T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

     "RESERVES" shall mean the maximum reserve requirement, as prescribed by the
      --------
Board of Governors of the Federal Reserve System (or any successor) with respect to "Eurocurrency liabilities" or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents.

     "RESTRICTED PAYMENT" means, at any time after the ICI Stock Acquisition:
      ------------------
(i) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Borrower; and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Borrower now or hereafter outstanding.

     "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the lesser
      -----------------------------
of (a) (i) the Aggregate Revolving Loan Commitment at such time minus (ii) the
                                                                -----
Revolving Credit Obligations outstanding at such time and (b) (i) the Borrowing Base at such time, minus (ii) the principal amount of the Revolving Loans
                   -----
outstanding at such time, minus (iii) the L/C Obligations outstanding at such
                          -----
time.

     "REVOLVING CREDIT OBLIGATIONS" means, at any particular time, the sum of
      ----------------------------
(i) the outstanding principal amount of the Revolving Loans at such time, plus
                                                                          ----
(ii) the L/C Obligations at such time.

     "REVOLVING LOAN" is defined in Section 2.2.
      --------------                -----------

     "REVOLVING LOAN COMMITMENT" means, for each Lender, the obligation of such
      -------------------------
Lender to make Revolving Loans and to purchase participations in Letters of Credit not exceeding the amount set forth on Exhibit B to this Agreement
                                             ---------
opposite its name thereon under the heading "Revolving Loan Commitment" or on
Schedule 1 to the Assignment and Acceptance by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance.

     "REVOLVING LOAN TERMINATION DATE" means December 16, 2002.
      -------------------------------

     "REVOLVING NOTE" means a promissory note, in substantially the form of
      --------------
Exhibit C hereto, duly executed by the applicable Borrower and payable to the
---------
order of a Lender in the amount of its Revolving Loan Commitment, including any amendment, restatement modification, renewal or replacement of such Revolving Note.

     "RISK-BASED CAPITAL GUIDELINES" is defined in Section 3.2 hereof.
      -----------------------------                -----------

     "SALE AND LEASEBACK TRANSACTION" means any sale or other transfer of
      ------------------------------
Property by any Person with intent to lease such Property as lessee.

     "SECURED OBLIGATIONS" means, collectively, (i) the Obligations and (ii) all
      -------------------
Hedging Obligations owing under Hedging Agreements to any Lender or any affiliate of any Lender.

     "SECURITY AGREEMENTS" means collectively and "SECURITY AGREEMENT" means
      -------------------                          ------------------
individually: (i) that certain Amended and Restated Security Agreement dated as of the date hereof, executed by Pacific Motor, (ii) that certain Security Agreement dated the date hereof, executed by Holdings, (iii) that certain Security Agreement dated the date hereof, executed by AIRS, (iv) that certain Security Agreement dated the date hereof, executed by AIMS, (v) that certain Security Agreement dated the date hereof, executed by Acquisition Company, (vi) that certain Security Agreement dated the date hereof, executed by ICI, (iv) that certain Security Agreement dated the date hereof, executed by ICS and (v) that certain Security Agreement dated the date hereof, executed by IMCS, each in favor of the Agent for the benefit of the Holders of Secured Obligations and each as amended, restated or otherwise modified from time to time.

     "SELLER" means Gary Goldfein or Allen E. Steiner and "SELLERS" means Gary
      ------                                               -------
Goldfein and Allen E. Steiner.

     "SELLER DRAW DATE" means each date on which a Seller Letter of Credit is
      ----------------
drawn upon pursuant to the terms thereof.

     "SELLER LETTERS OF CREDIT" means the Letters of Credit issued by First
      ------------------------
Chicago for the account of Acquisition Company and the benefit of each of the Sellers, dated as of the Closing Date and in the form of Exhibit L.
                                                          ---------

     "SINGLE EMPLOYER PLAN" means a Plan maintained by any Borrower or any
      --------------------
member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "SOLVENT", when used with respect to any Person, means that at the time of
      -------
determination: (i) the fair market value (i.e., the value of the consideration obtainable in a sale of assets on a going-concern basis in the open market, assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time, each having reasonable knowledge of the nature and characteristics of such assets, neither being under any compulsion to act, determined in good faith) of its assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities); (ii) the present fair saleable value of its assets (as determined on a going-concern basis) is greater than its probable liability on its existing debts as such debts become absolute and matured; (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted. With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.

     "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the
      ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "TAXES" is defined in Section 6.4 hereof.
      -----                -----------

     "TERMINATION DATE" means the earlier of (a) the Revolving Loan Termination
      ----------------
Date and (b) the date of termination of the Commitments pursuant to Section 2.6
                                                                    -----------
or Section 8.1.
   -----------

     "TERMINATION EVENT" means (i) a Reportable Event with respect to any
      -----------------
Benefit Plan; (ii) the withdrawal of any Borrower or any member of the Controlled Group from a Benefit Plan during a plan year in which any Borrower or such Controlled Group member was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of the Borrower or any member of the Controlled Group; (iii) the imposition of an obligation on any Borrower or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in
Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of any Borrower or any member of the Controlled Group from a Multiemployer Plan.

     "TERM LOAN" is defined in Section 2.1.
      ---------                -----------

     "TERM LOAN COMMITMENT" means, for each Lender, the obligation of such
      --------------------
Lender to make its Term Loans pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth on Exhibit
                                                                        -------
B to this Agreement opposite its name thereon under the heading "Term Loan
-
Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

     "TERM LOAN NOTE" means a promissory note, in substantially the form of
      --------------
Exhibit E hereto, duly executed by the applicable Borrower and payable to the
---------
order of a Lender in the amount of its Term Loan Commitment, including any amendment, restatement modification, renewal or replacement of such Term Loan Note.

     "TERM LOAN TERMINATION DATE" means the seventh anniversary of the Closing
      --------------------------
Date.

     "TERM PORTION" is defined in Section 2.23.
      ------------                ------------

     "TRANSACTION COSTS" means the fees, costs and expenses payable by any
      -----------------
Borrower in connection with the execution, delivery and performance of the Transaction Documents and the consummation of the ICI Stock Acquisition and the PMT Stock Acquisition.

     "TRANSACTION DOCUMENTS" means the Loan Documents, the ICI Acquisition
      ---------------------
Documents and the PMT Acquisition Documents.

     "TRANSFEREE" is defined in Section 13.5 hereof.
      ----------                ------------

     "TYPE" means, with respect to any Loan, its nature as a Floating Rate Loan
      ----
or a Eurodollar Rate Loan.

     "UNFUNDED LIABILITIES" means (i) in the case of Single Employer Plans, the
      --------------------
amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans, and (ii) in the case of Multiemployer Plans, the withdrawal liability that would be incurred by the Controlled Group if all members of the Controlled Group completely withdrew from all Multiemployer Plans.

     "UNMATURED DEFAULT" means an event which, but for the lapse of time or the
      -----------------
giving of notice, or both, would constitute a Default.

     "WORKING CAPITAL"  means, as at any date of determination and determined
      ---------------
without duplication, the excess, if any, of (i) each of the Borrowers' and their Subsidiaries' consolidated current assets, except cash and Cash Equivalents, over (ii)each of the Borrowers' and their Subsidiaries' consolidated current liabilities, except current maturities of long-term debt and Revolving Credit Obligations as of such date and all accrued interest as of such date.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with Agreement Accounting Principles.

      1.2  References.  The existence throughout the Agreement of references to
           ----------
the Borrowers' Subsidiaries is for a matter of convenience only. Any references to Subsidiaries of any Borrower set forth herein shall not shall not in any way be construed as consent by the Agent or any Lender to the establishment, maintenance or acquisition of any Subsidiary.

      1.3  Supplemental Disclosure.  At any time at the reasonable request of
           -----------------------
the Agent and at such additional times as the Borrowers determine, the Borrowers shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. If any such supplement to such schedule or representation discloses the existence or occurrence of events, facts or circumstances which are prohibited by the terms of this Agreement or any other Loan Documents, such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Agent or any Lender of any Default disclosed therein. Any items disclosed in any such supplemental disclosures shall be included in the calculation of any applicable baskets, limits or similar restrictions contained in this Agreement or any other Loan Document.


 ARTICLE II:  THE CREDITS
 ------------------------

     2.1. Term Loans.
          ----------

               (i)   Amount of Term Loan. Subject to the terms and conditions
                     -------------------
set forth in this Agreement, on the Closing Date and on each Seller Draw Date, each Lender severally and not jointly agrees to make, a term loan, in Dollars, to Acquisition Company in an aggregate amount not to exceed such Lender's Term Loan Commitment (each individually, a "TERM LOAN" and, collectively, the "TERM LOANS"). All Term Loans shall be made by the Lenders on the Closing Date and each Seller Draw Date simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other

Lender to perform its obligation to make any Term Loan hereunder nor shall the Term Loan Commitment of any Lender be increased or decreased as a result of any such failure.

               (ii)  Borrowing Notice. Acquisition Company shall deliver to the
                     ----------------
Agent a Borrowing Notice, signed by it, on the Closing Date. Such Borrowing Notice shall specify (i) the aggregate amount of the Term Loans to be made on the Closing Date and each Seller Draw Date and (ii) instructions for the disbursement of the proceeds of the Term Loans. The Term Loans made on the Closing Date shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in Section 2.10 and subject to the other conditions and
                   ------------
limitations therein set forth and set forth in this Article II.  The Term Loans
                                                    ----------
made on each Seller Draw Date may be Floating Rate Loans or Eurodollar Rate Loans as determined by Acquisition Company in accordance with Section 2.10. Any
                                                              ------------
Borrowing Notice given pursuant to this Section 2.1(a)(ii) shall be irrevocable.
                                        ------------------

               (iii) Making of Term Loans. Promptly after receipt of the
                     --------------------
Borrowing Notice under Section 2.1(a)(ii) in respect of the Term Loans, the
                       ------------------
Agent shall notify each Lender by telex or telecopy, or other similar form of transmission, of the proposed Advance. Each Lender shall deposit an amount equal to its Pro Rata Share of the Term Loans with the Agent at its office in Chicago, Illinois, in immediately available funds, on the Closing Date specified in the Borrowing Notice. Subject to the fulfillment of the conditions precedent set forth in Sections 4.1 and 4.2, the Agent shall make the proceeds of such amounts
         ------------     ---
received by it available to the applicable Borrower at the Agent's office in Chicago, Illinois on such Closing Date and shall disburse such proceeds in accordance with the applicable Borrower's disbursement instructions set forth in such Borrowing Notice. The failure of any Lender to deposit the amount described above with the Agent on the Closing Date shall not relieve any other Lender of its obligations hereunder to make its Term Loan on the Closing Date.

               (iv)  Repayment of the Term Loans.
                     ---------------------------

                         (A)  The Term Loans shall be repaid in twenty-seven
(27) consecutive quarterly principal installments on the last day of each calendar quarter commencing June 30, 1997, and continuing thereafter until the Term Loan Termination Date, and the Term Loans shall be permanently reduced by the amount of each installment on the date payment thereof is required to be made hereunder. The installments shall be in the aggregate amounts set forth below:

     Date of Installment                     Amount of Installment
     -------------------                     ---------------------
     June 30, 1998                           $ 500,000
     September 30, 1998                      $ 500,000
     December 31, 1998                       $ 630,000

     March 31, 1999                          $ 630,000
     June 30, 1999                           $ 630,000
     September 30,1999                       $ 630,000

     December 31, 1999                       $ 630,000

     March 31, 2000                          $ 680,000
     June 30, 2000                           $ 680,000
     September 30, 2000                      $ 680,000
     December 31, 2000                       $ 680,000

     March 31, 2001                          $ 730,000
     June 30, 2001                           $ 730,000
     September 30, 2001                      $ 730,000
     December 31, 2001                       $ 730,000

     March 31, 2002                          $ 850,000
     June 30, 2002                           $ 850,000
     September 30, 2002                      $ 850,000
     December 31, 2002                       $ 850,000

     March 31, 2003                          $ 900,000
     June 30, 2003                           $ 900,000
     September 30, 2003                      $ 900,000
     December 31, 2003                       $ 900,000

     March 31, 2004                          $ 900,000
     June 30, 2004                           $ 900,000
     September 30, 2004                      $ 900,000
     December 16, 2004                       $ 510,000.

Notwithstanding the foregoing, the final installment made on the Term Loan Termination Date shall be in the amount of the then outstanding principal balance of the Term Loans. In addition, the then outstanding principal balance of the Term Loans, if any, shall be due and payable on the Termination Date. No installment of any Term Loan shall be reborrowed once repaid.

               (B) In addition to the scheduled payments on the Term Loans, the Borrowers (i) may make the voluntary prepayments described in Section 2.4 for
                                                              -----------
credit against the scheduled payments on the Term Loans pursuant to Section 2.4
                                                                    -----------
and (ii) shall make the mandatory prepayments prescribed in Section 2.5, for
                                                            -----------
credit against such scheduled payments on the Term Loans pursuant to Section
                                                                     -------
2.5.
---

     2.2  Revolving Loans.  Upon the satisfaction of the applicable conditions
          ---------------
precedent set forth in Sections 4.1 and 4.2 hereof, from and including the date
                       ------------     ---
of this Agreement and prior to the Termination Date, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to Borrower from time to time, in Dollars, in an amount not to exceed such Lender's Pro Rata Share of Revolving Credit Availability at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"). Notwithstanding the foregoing, no Lender shall make a Revolving Loan to AIRS or AIMS if, after giving effect to such Revolving Loan, the aggregate outstanding principal amount of Revolving Loans at such time owing by AIRS or AIMS, as applicable, would be greater than $1,000,000. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Revolving Loans at any time prior to the Termination Date. The Revolving Loans made on the Closing Date shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in
Section 2.10 and subject to the other conditions and limitations therein set
------------
forth and set forth in this Article II. On the Termination Date, the Borrowers
                            ----------
shall repay in full the outstanding principal balance of the Revolving Loans. Each Advance under this Section 2.2 shall consist of Revolving Loans made by
                        -----------
each Lender ratably in proportion to such Lender's respective Pro Rata Share. Each Advance under this Section 2.2 shall consist of Revolving Loans made by
                        -----------
each Lender ratably in proportion to such Lender's respective Pro Rata Share.

     2.3  Rate Options for all Advances.  The Advances may be Floating Rate
          -----------------------------
Advances or Eurodollar Rate Advances, or a combination thereof, selected by the applicable Borrower in accordance with Section 2.10. The applicable Borrower
                                       ------------
may select, in accordance with Section 2.10, Rate Options and Interest Periods
                               ------------
applicable to portions of the Revolving Loans and the Term Loans; provided that
                                                                  --------
there shall be no more than six (6) Interest Periods in effect with respect to all of the Loans at any time.

     2.4  Optional Payments.  The Borrowers may from time to time repay or
          -----------------
prepay, without penalty or premium all or any part of outstanding Floating Rate Advances, provided that the Borrowers may not so prepay Floating Rate Advances
          --------
consisting of Term Loans unless any Borrower shall have provided to the Agent notice of such prepayment at least one Business Day prior to the making thereof. Eurodollar Rate Advances may be voluntarily repaid or prepaid prior to the last day of the applicable Interest Period, subject to the indemnification provisions contained in Section 3.4, provided, that the Borrowers may not so prepay
             -----------  --------
Eurodollar Rate Advances unless any Borrower shall have provided at least three Business Days' written notice to the Agent of such prepayment. Unless the aggregate outstanding principal balance thereof is being paid in full, repayments or prepayments of Floating Rate Advances (including as a result of any reduction of the Aggregate Revolving Loan Commitment pursuant to Section
                                                                     -------
2.6) shall be in an aggregate minimum amount of $100,000 and integral multiples
---
of $25,000 in excess thereof. Unless the aggregate outstanding principal balance thereof is being paid in full, prepayments of Eurodollar Rate Advances (including as a result of any reduction of the Aggregate Revolving Loan Commitment pursuant to Section 2.6) shall be in an aggregate minimum amount of
                       -----------
$100,000 and integral multiples of $50,000 in excess thereof.   Each voluntary
prepayment of the Term Loans shall be applied at the discretion of the Borrowers.

     2.5  Mandatory Prepayments.
          ---------------------

     (i)  Mandatory Prepayments of Term Loans.
          -----------------------------------

     (a) Upon the consummation of any Asset Sale other than a Permitted Sale and Leaseback by any Borrower or any Subsidiary of any Borrower, except as provided in the immediately following sentence, or any issuance or sale of Equity Interests in any Borrower by the applicable

Borrower pursuant to a Public Offering or any issuance of debt by any Borrower (other than Indebtedness permitted pursuant to Section 6.3(A)(f)), within three
                                               -----------------
(3) Business Days after the applicable Borrower's or any Subsidiaries' (i) receipt of any Net Cash Proceeds from any such Asset Sale or such sale or issuance of Equity Interests or debt, or (ii) conversion to cash or Cash Equivalents of non-cash proceeds (whether principal or interest and including securities, release of escrow arrangements or lease payments) received from any such Asset Sale or such sale or issuance of Equity Interests or debt, the applicable Borrower shall make or cause to be made a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds or such proceeds converted from non-cash to cash or Cash Equivalents. Net Cash Proceeds of Asset Sales with respect to which the applicable Borrower shall have given the Agent written notice of its intention to replace the assets with assets of a like nature to those sold within six months before or after such Asset Sale shall not be subject to the provisions of the first sentence of this Section 2.5(i)(a) unless and to the extent that such period shall have
     -----------------
expired without such replacement having been made; provided, however, that
                                                   --------  -------
notwithstanding the foregoing, during the existence of a Default, if the applicable Borrower or any Subsidiary shall consummate any such Asset Sale or shall not have so reinvested proceeds of any Asset Sale consummated prior to the occurrence of such a Default, then the applicable Borrower shall immediately make or cause to be made a mandatory prepayment in an amount equal to 100% of such Net Cash Proceeds.

     (b) Within thirty (30) days after the required date for delivery of the annual audited financial statements required to be delivered pursuant to Section
                                                                         -------
6.1(A)(iii) for each Cash Flow Period, the Borrowers shall calculate Excess Cash
-----------
Flow for such Cash Flow Period and shall make a mandatory prepayment in an amount equal to sixty-five percent (65%) of such Excess Cash Flow.

     (c)  Nothing in this Section 2.5(i) shall be construed to constitute the
                          --------------
Lenders' consent to any transaction referred to in clause (a) above which is not
                                                   ----------
expressly permitted by the terms of this Agreement.

     (d)  Each mandatory prepayment required by clauses (a) and (b) of this
                                                -----------     ---
Section 2.5 shall be referred to herein as a "DESIGNATED PREPAYMENT".
-----------
Designated Prepayments shall be allocated and applied to the Obligations as follows: (i) the amount of each Designated Prepayment shall be applied first pro rata to the unpaid installments of the Term Loans which will become due and payable in the six month period immediately following the date of such Designated Prepayment, and, if the amount of such Designated Prepayment exceeds the amount necessary to repay such installments in full, the balance shall be applied to the payment of the unpaid installments of the Term Loans in the inverse order of their maturity; and (ii) following the payment in full of the Term Loans, the amount of each Designated Prepayment shall be applied to repay Revolving Loans (but shall reduce Revolving Loan Commitments only at the option of the Required Lenders) and following the payment in full of the Revolving Loans, the amount of each Designated Prepayment shall be applied first to interest on the Reimbursement Obligations, then to principal on the Reimbursement Obligations, then to fees on account of Letters of Credit and then, to the extent any L/C Obligations or obligations under the Term Portion of the Seller

Letters of Credit are contingent, deposited with the Agent as cash collateral in respect of such obligations.

     (e) On the date any Designated Prepayment is received by the Agent, such prepayment shall be applied first to Floating Rate Loans and to any Eurodollar Rate Loans maturing on such date. The Agent shall hold the remaining portion of such Designated Prepayment as cash collateral in an interest bearing deposit account and shall apply funds from such account to subsequently maturing Eurodollar Rate Loans in order of maturity.

     (ii)  Mandatory Prepayments of Revolving Loans.  In addition to repayments
           ----------------------------------------
under Section 2.5(i)(d)(ii), if at any time and for any reason the Revolving
      ---------------------
Credit Obligations are greater than the Maximum Revolving Credit Amount, the Borrowers shall immediately make a mandatory prepayment of the Obligations in an amount equal to such excess.

     (iii) Subject to the preceding provisions of this Section 2.5, all of the
                                                       -----------
mandatory prepayments made under this Section 2.5 shall be applied first to
                                      -----------
Floating Rate Loans and to any Eurodollar Rate Loans maturing on such date. The Agent shall hold the remaining portion of such mandatory prepayment as cash collateral in an interest bearing deposit account and shall apply funds from such account to subsequently maturing Eurodollar Rate Loans in order of maturity.

     2.6  Reduction of Commitments.  The Borrowers may permanently reduce the
          ------------------------
Aggregate Revolving Loan Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount (unless the Aggregate Revolving Loan Commitment is reduced in whole), upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Revolving Loan
           --------  -------
Commitment may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Obligations; and provided, further, that in
                                              --------  -------
addition to the minimum amounts and integrals stated above, if as a result of any such reduction of the Aggregate Revolving Loan Commitment prepayments of the Revolving Loans must be made then unless all of the Revolving Credit Obligations are being paid in full, such prepayments of Floating Rate Advances shall be in an aggregate minimum amount of $100,000 and integral multiples of $25,000 in excess thereof and such prepayments of Eurodollar Rate Advances shall be in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess
thereof.   All accrued commitment fees relating to the terminated portion of the
Aggregate Revolving Loan Commitment shall be payable on the effective date of such termination.

     2.7  Method of Borrowing.  Not later than 12:00 p.m. (Chicago time) on
          -------------------
each Borrowing Date, each Lender shall make available its Revolving Loan or Revolving Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Article XIII hereof. The Agent will promptly make
                              ------------
the funds so received from the Lenders available to the Borrowers at the Agent's aforesaid address.

     2.8  Method of Selecting Types and Interest Periods for Advances.  The
          -----------------------------------------------------------
applicable Borrower shall select the Type of Advance and, in the case of each Eurodollar Rate Advance, the Interest Period applicable to each Advance from time to time. The applicable Borrower shall give the Agent irrevocable notice (a "BORROWING NOTICE") not later than 11:00 a.m. (Chicago time) on the Borrowing Date of each Floating Rate Advance and not later than 11:00 a.m. (Chicago time) three Business Days before the Borrowing Date for each Eurodollar Rate Advance, specifying: (i) the Borrowing Date (which shall be a Business Day) of such Advance; (ii) the aggregate amount of such Advance; (iii) the Type of Advance selected; and (iv) in the case of each Eurodollar Rate Advance, the Interest Period applicable thereto. The applicable Borrower shall select Interest Periods so that, to the knowledge of the applicable Borrower, it will not be necessary to prepay all or any portion of any Eurodollar Rate Advance prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Floating Rate Advance and all Obligations other than Loans shall bear interest from and including the date of the making of such Advance to (but not including) the date of repayment thereof at the Floating Rate, changing when and as such Floating Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Loan will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Advance, changing (only as to the Applicable Eurodollar Margin portion thereof) with each change in the Applicable Eurodollar Margin.

     2.9  Minimum Amount of Each Advance.  Each Eurodollar Rate Advance shall
          ------------------------------
be in the minimum amount of $750,000 (and in multiples of $100,000 if in excess thereof), and each Floating Rate Advance (other than an Advance to repay a Reimbursement Obligation pursuant to Section 2.23) shall be in the minimum
                                     ------------
amount of $100,000 (and in multiples of $25,000 if in excess thereof), provided,
                                                                       --------
however, that any Floating Rate Advance may be in the amount of the unused
-------
Revolving Credit Availability.

     2.10 Method of Selecting Types and Interest Periods for Conversion and
          -----------------------------------------------------------------
Continuation of Advances.
------------------------

     (A)  Right to Convert.  The applicable Borrower may elect from time to
          ----------------
time, subject to the provisions of Section 2.3 and this Section 2.10, to convert
                                   -----------          ------------
all or any part of a Loan of any Type into any other Type or Types of Loans; provided that any conversion of any Eurodollar Rate Advance shall be made on,
--------
and only on, the last day of the Interest Period applicable thereto.

     (B)  Automatic Conversion and Continuation.  Floating Rate Loans shall
          -------------------------------------
continue as Floating Rate Loans unless and until such Floating Rate Loans are converted into Eurodollar Rate Loans. Eurodollar Rate Loans shall continue as Eurodollar Rate Loans until the end of the then applicable Interest Period therefor, at which time such Eurodollar Rate Loans shall be automatically converted into Floating Rate Loans unless the applicable Borrower shall have given the Agent notice in accordance with Section 2.10(D) requesting that, at
                                          ---------------
the end of such Interest Period, such Eurodollar Rate Loans continue as a Eurodollar Rate Loan.

     (C)  No Conversion Post-Default or Post-Unmatured Default.
          ----------------------------------------------------
Notwithstanding anything to the contrary contained in Section 2.10(A) or Section
                                                      ---------------    -------
2.10(B), no Loan may be converted into or continued as a Eurodollar Rate Loan
-------
(except with the consent of the Required Lenders) when any Default or Unmatured Default has occurred and is continuing.

     (D)  Conversion/Continuation Notice.  The applicable Borrower shall give
          ------------------------------
the Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Floating Rate Loan into a Eurodollar Rate Loan or continuation of a Eurodollar Rate Loan not later than 11:00 a.m. (Chicago time) three Business Days prior to the date of the requested conversion or continuation, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) the amount of Eurodollar Rate Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Period applicable thereto.

     2.11 Default Rate.  After the occurrence and during the continuance of a
          ------------
Default, at the option of the Agent or at the direction of the Required Lenders, the interest rate(s) applicable to the Obligations and the fees payable under
Section 2.25 with respect to Letters of Credit shall be the greater of (i) two
------------
percent (2.0%) per annum above the Floating Rate in effect from time to time and
(ii) the Eurodollar Rate or Letter of Credit Fees, as applicable, applicable to such Obligations or Letters of Credit at such time plus two percent (2.0%) per
                                                   ----
annum.

     2.12 Method of Payment.  All payments of principal, interest, and fees
          -----------------
hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIV, or at any other Lending Installation of the Agent
            -----------
specified in writing by the Agent to the applicable Borrower, by 2:00 p.m. (Chicago time) on the date when due and shall be made ratably among the Lenders (unless such amount is not to be shared ratably in accordance with the terms hereof). Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to Article XIV
                                                                    -----------
or at any Lending Installation specified in a notice received by the Agent from such Lender. The Borrowers authorize the Agent to charge the account of any Borrower maintained with First Chicago for each payment of principal, interest, fees and other Obligations as it becomes due hereunder.

     2.13 Notes.  Each Lender is authorized to record the principal amount of
          -----
each of its Loans and each repayment with respect to its Loans on the schedule attached to its respective Note; provided, however, that the failure to so
                                 --------  -------
record shall not affect the Borrowers' obligations under any such Note.

     2.14 Telephonic Notices.  The Borrowers authorize the Lenders and the
          ------------------
Agent to extend Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be a person or persons set forth on Schedule 2.14 (each, an "AUTHORIZED PERSON"). The
                               -------------
Borrowers agree to deliver promptly to the Agent a written confirmation, signed by an Authorized Person, if such confirmation is requested by the Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, (i) the telephonic notice shall govern absent manifest error and (ii) the Agent or the Lender, as applicable, shall promptly notify the Borrowers of such difference.

     2.15 Promise to Pay; Interest and Fees; Interest Payment Dates; Interest
          -------------------------------------------------------------------
and Fee Basis; Taxes; Loan and Control Accounts.
-----------------------------------------------

     (A)  Promise to Pay.  Each Borrower unconditionally and jointly and
          --------------
severally promises to pay when due the principal amount of each Loan and all other Obligations incurred by any of the Borrowers, and to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes.

     (B)  Interest Payment Dates.  Interest accrued on each Floating Rate Loan
          ----------------------
shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurodollar Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) on the last day of each calendar month, commencing on the first such day following the incurrence of such Obligation, (ii) upon repayment thereof in full or in part, and (iii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise).

     (C)  Commitment Fees.   The Borrowers shall pay to the Agent, for the
          ---------------
account of the Lenders in accordance with their Pro Rata Shares, from and after the date of this Agreement until the date on which the Aggregate Revolving Loan Commitment shall be terminated in whole, a commitment fee accruing at the rate of the then Applicable Commitment Fee Percentage, on the amount by which (A) the Aggregate Revolving Loan Commitment in effect from time to time exceeds (B) the Revolving Credit Obligations in effect from time to time. All such commitment fees payable under this Section 2.15(C) shall be payable quarterly in arrears on
                        ---------------
the last day of each calendar quarter occurring after the Closing Date, and, in addition, on the date on which the Aggregate Revolving Loan Commitment shall be terminated in whole or on the date of any reduction of the Aggregate Revolving Loan Commitment with respect to the portion so reduced.

     (D)  Interest and Fee Basis; Applicable Eurodollar Margin; Applicable
          ----------------------------------------------------------------
Floating Rate Margin and Applicable Commitment Fee Percentage.
-------------------------------------------------------------

     (i) All computations of interest and fees based on the Alternate Base Rate which are computed by reference to the Corporate Base Rate shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and all other computations of interest and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 2:00 p.m. (Chicago time) at the place of payment. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     (ii) The Applicable Eurodollar Margin, Applicable Floating Rate Margin and Applicable Commitment Fee Percentage shall be determined from time to time by reference to the table set forth below, on the basis of the then applicable Leverage Ratio as described in this Section 2.15(D)(ii):
                                    -------------------

===============================================================================================================================
                                            APPLICABLE MARGINS/FEES FOR OBLIGATIONS

-------------------------------------------------------------------------------------------------------------------------------
           LEVERAGE RATIO                               APPLICABLE     APPLICABLE    APPLICABLE    APPLICABLE     APPLICABLE
                                                         FLOATING      EURODOLLAR     FLOATING     EURODOLLAR    COMMITMENT
                                                       RATE MARGIN    RATE MARGIN       RATE      RATE MARGIN        FEE
                                                           FOR            FOR          MARGIN       FOR TERM     PERCENTAGE
                                                       OBLIGATIONS    OBLIGATIONS     FOR TERM       LOANS
                                                        OTHER THAN     OTHER THAN      LOANS
                                                        TERM LOANS     TERM LOANS
-------------------------------------------------------------------------------------------------------------------------------
LEVEL 1    equals to or less than 3.25 to 1.0              0.50%          3.00%         1.25%        3.50%          0.50%
-------------------------------------------------------------------------------------------------------------------------------
           equals to or less than 3.00 to 1.00
LEVEL 2                                                    0.25%          2.50%         1.00%        3.25%          0.50%
           and greater than 3.25 to
           1.00
-------------------------------------------------------------------------------------------------------------------------------
           equals to or less than 2.75 to 1.00
LEVEL 3                                                    0.00%          2.25%         0.75%        3.00%          0.50%
           and greater than 3.00 to
           1.00
-------------------------------------------------------------------------------------------------------------------------------
           equals to or less than 2.25 to 1.00
LEVEL 4                                                    0.00%          2.00%         0.50%        2.75%          0.50%
           and greater than  2.75 to
           1.00
-------------------------------------------------------------------------------------------------------------------------------
LEVEL 5    greater than 2.25 to 1.00                       0.00%          1.75%         0.25%        2.50%          0.50%
===============================================================================================================================

Except as set forth in clause (iii) below, for purposes of this Section
                                                                -------
2.15(D)(ii), the Leverage Ratio shall be determined as of the last day of each
-----------
fiscal quarter on a basis consistent with the calculation under Section 6.4.
                                                                -----------
Upon receipt of the financial statements delivered pursuant to Section
                                                               -------
6.1(A)(ii), the Applicable Eurodollar Margin, Applicable Floating Rate Margin
----------
and

Applicable Commitment Fee Percentage shall be adjusted, such adjustment being effective five (5) Business Days following the Agent's receipt of such financial statements and the Officer's Certificate required to be delivered in connection therewith pursuant to Section 6.1(A)(iv); provided, that if the Borrower shall
                      ------------------  --------
not have timely delivered its financial statements in accordance with Section
                                                                 ------------
6.1(A)(ii), then commencing on the date upon which such financial statements
----------
should have been delivered and continuing until such financial statements are actually delivered, it shall be assumed for purposes of determining the Applicable Eurodollar Margin, Applicable Floating Rate Margin and Applicable Commitment Fee Percentage that the Leverage Ratio was greater than 3.25 to 1.0 and the Level 1 pricing shall be applicable.

     (iii) Notwithstanding anything herein to the contrary, the initial Applicable Eurodollar Margin, Applicable Floating Rate Margin and Applicable Commitment Fee Percentage shall be at the Level 3 pricing level and no adjustment which would otherwise be made during the period from the Closing Date through March 31, 1998 shall be made but the Level 3 pricing shall remain in effect for such period. Thereafter, the Applicable Eurodollar Margin, Applicable Floating Rate Margin and Applicable Commitment Fee Percentage shall be adjusted pursuant to the provisions of this Section 2.15 set forth above.
                                               ------------

     (E)   Credit Taxes.
           ------------

     (i) Any and all payments by the Borrowers hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority, but excluding, in the case of each Lender and the Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or Agent's, as the case may be, income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or Agent, as the case may be, is organized or maintains a Lending Installation (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Agent or a Lender determines to be applicable to this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as "CREDIT TAXES"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15(E))
                                                            ---------------
such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by the applicable Borrower made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain its Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the good faith reasonable judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Revolving Loan Commitments or such Lender.

     (ii) In addition, the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

     (iii) Subject to Section 2.15(E)(vii), the Borrowers jointly and severally
                      --------------------
indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.15(E)) paid by
                                                     ---------------
such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Agent under this Section 2.15(E) submitted to any Borrower and the Agent (if a Lender is so
     ---------------
submitting) by such Lender or the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, the Borrowers shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Agent) to establish any tax credit to which such Lender or the Agent may be entitled.

     (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Borrower, the applicable Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

     (v) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.15(E) shall survive the payment in full of principal and
        ---------------
interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

     (vi) Each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof shall deliver to the Borrowers and the Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to Section 13.3 hereof, a true and
                                               ------------
accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to the Borrowers and the Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two executed copies of Form 1001 of the IRS) or under Section 1442 of the Code (in which case the certificate shall be accompanied by two copies of Form 4224 of the IRS) of receiving payments of interest hereunder without deduction or withholding of United States federal income tax. Each such Lender further agrees to deliver to the Borrowers and the Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to the Borrowers and the Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to the Borrowers and the Agent pursuant to this Section 2.15(E)(vi). Further, each
                                             -------------------
Lender which delivers a certificate accompanied by Form 1001 of the IRS covenants and agrees to deliver to the Borrowers and the Agent within fifteen
(15) days prior to January 1, 1998, and every third (3rd) anniversary of such date thereafter on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder), and each Lender that delivers a certificate accompanied by Form 4224 of the IRS covenants and agrees to deliver to the Borrowers and the Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder). Each such certificate shall certify as to one of the following: (a) that such Lender is capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax; (b) that such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and will not seek any such recovery from the Borrowers; or (c) that, as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers.

     Each Lender shall promptly furnish to the Borrowers and the Agent such additional documents as may be reasonably required by the Borrower or the Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

     (vii) No Borrower shall be required to pay any additional amounts under subsection (i) above or indemnification under subsection (iii) above to the extent that the obligation to pay such additional amounts or indemnification would not have arisen but for (a) a failure by a Lender or the Agent to comply with the provisions of subsection (vi) above or (b) the certifications referred to in subsection (vi) above not being true.

     (viii) Each of the Lenders and the Agent agrees that if it shall become aware that it is entitled to receive a refund in respect of Credit Taxes or Other Taxes as to which it has been indemnified by the Borrowers pursuant to this Section 2.15(E), it shall promptly notify the Borrowers of the availability of such refund and at the request of the Borrowers will apply for such refund; provided, however, that the failure to provide such notice shall not relieve the
--------  -------
Borrowers of any of their Obligations hereunder. Upon receipt of such refund, such Lender or the Agent agrees to pay such refund to the applicable Borrower along with any interest actually received from the taxing authority, net of all out-of-pocket expenses of such Lender or the Agent incurred with respect to such refund.

     (F)    Loan Account.  Each Lender shall maintain in accordance with its
            ------------
usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the Obligations of the Borrowers to such Lender owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under the Notes.

     (G)    Control Account.  The Register maintained by the Agent pursuant to
            ---------------
Section 13.3(C) shall include a control account, and a subsidiary account for
---------------
each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Advance made hereunder, the type of Loan comprising such Advance and any Interest Period applicable thereto, (ii) the effective date and amount of each assignment and acceptance delivered to and accepted by it and the parties thereto pursuant to Section 13.3, (iii) the amount of any principal or
                            ------------
interest due and payable or to become due and payable from the Borrowers to each Lender hereunder or under the Notes, (iv) the amount of any sum received by the Agent from the Borrowers hereunder and each Lender's share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.

     (H)    Entries Binding.  The entries made in the Register and each Loan
            ---------------
Account shall be conclusive and binding for all purposes, absent manifest error, unless the Borrowers object to information contained in the Register and each Loan Account within thirty (30) days of any Borrower's receipt of such information.

     2.16   Notification of Advances, Interest Rates, Prepayments and Aggregate
            -------------------------------------------------------------------
Revolving Loan Commitment Reductions.  Promptly after receipt thereof, the Agent
------------------------------------
will notify each Lender of the contents of each Aggregate Revolving Loan Commitment reduction notice, Borrowing Notice, Continuation/Conversion Notice, and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Eurodollar Rate Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.17   Lending Installations.  Each Lender may book its Loans at any
            ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or facsimile notice to the Agent and any Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

      2.18  Non-Receipt of Funds by the Agent.  Unless the applicable Borrower
            ---------------------------------
or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrowers, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.
If such Lender or the applicable Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the applicable Borrower, the interest rate applicable to the relevant Loan.

      2.19  Termination Date.  This Agreement shall be effective until the Term
            ----------------
Loan Termination Date. Notwithstanding the termination of this Agreement on the Term Loan Termination Date, until all of the Obligations (other than contingent indemnity obligations) shall have been fully and indefeasibly paid and satisfied, all financing arrangements among the Borrower and the Lenders shall have been terminated and all of the Letters of Credit shall have expired, been canceled or terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Agent shall be entitled to retain its security interest in and to all existing and future Collateral for the benefit of itself and the Holders of Secured Obligations.

      2.20  Replacement of Certain Lenders.  In the event a Lender ("AFFECTED
            ------------------------------
LENDER") shall have: (i) failed to fund its Pro Rata Share of any Advance requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from the Borrowers under Sections 2.15(E), 3.1 or 3.2 to recover
                                      ----------------  ---    ---
Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 3.3 claiming that such Lender is unable to extend Eurodollar
            -----------
Rate Loans to the Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked Section 11.2, then, in any such case, the Borrowers
                            ------------
or the Agent may make written demand on such Affected Lender (with a copy to the Agent in the case of a demand by the Borrowers and a copy to the Borrowers in the case of a demand by the Agent) for the Affected Lender to assign, and such Affected Lender shall use its best efforts to assign pursuant to one or more duly executed assignment and acceptance agreements in substantially the form of Exhibit F five (5) Business Days after the date of such demand, to one or more
---------
financial institutions that comply with the provisions of Section 13.3(A) (and,
                                                          ---------------
if selected by the Borrowers is reasonably acceptable to the Agent) which the Borrowers or the Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Loan Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder) in accordance with
Section 13.3.  The Agent agrees, upon
------------
the occurrence of such events with respect to an Affected Lender and upon the written request of the Borrowers, to use its reasonable efforts to obtain the commitments from one or more financial institutions to act as a Replacement Lender. The Agent is authorized to execute one or more of such assignment agreements as attorney-in-fact for any Affected Lender failing to execute and deliver the same within five (5) Business Days after the date of such demand. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 2.15(E), 3.1, and 3.2 with respect to such
                      ---------------------      ---
Affected Lender and compensation payable under Section 2.15(C) in the event of
                                               ---------------
any replacement of any Affected Lender under clause (ii) or clause (iii) of this
                                             ------         ------
Section 2.20; provided that upon such Affected Lender's replacement, such
------------
Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15(E), 3.1, 3.2, 3.4, and 9.7, as well as
                            ----------------  ---  ---  ---      ---
to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under Section 11.8. Upon the replacement of any
                               ------------
Affected Lender pursuant to this Section 2.20, the provisions of Section 8.2
                                 ------------                    -----------
shall continue to apply with respect to Borrowings which are then outstanding with respect to which the Affected Lender failed to fund its Pro Rata Share and which failure has not been cured.

      2.21  Letter of Credit Facility.  Subject to the terms and conditions of
            -------------------------
this Agreement and in reliance upon the representations, warranties and covenants set forth herein, First Chicago shall issue or any other Lender acceptable to the Borrowers, may, in its sole discretion, issue standby letters of credit, in each case for the account of the applicable Borrower (First Chicago and each such other Lender in such capacity being referred to as an "ISSUING LENDER"), on terms as are reasonably satisfactory to such Issuing Lender upon three (3) days' notice and receipt of duly executed applications for such Letter of Credit, and such other customary documents, instructions and agreements as may be required pursuant to the terms thereof (all such applications, documents, instructions, and agreements being referred to herein as the "L/C Documents") as the applicable Issuing Lender may require; provided,
                                                                      --------
however, that no Letter of Credit will be issued (or amended) for the account of
-------
any Borrower by an Issuing Lender if on the date of issuance, before or after taking such Letter of Credit into account, (A) the Revolving Credit Obligations at such time would exceed the Maximum Revolving Credit Amount at such time, or
(B) the aggregate outstanding amount of the L/C Obligations in respect of standby Letters of Credit exceeds $2,000,000; and provided, further, that no
                                                  --------  -------
Letter of Credit shall be issued (or amended) which has an expiration date later than the date which is the earlier of one (1) year after the date of issuance thereof or five (5) Business Days immediately preceding the Termination Date. The designation of any Lender as an Issuing Lender after the date hereof with respect to standby Letters of Credit shall be subject to the prior written consent of the Agent. If any Borrower applies for a standby Letter of Credit from any Lender other than First Chicago, the applicable Borrower shall simultaneously notify the Agent of the proposed amount, expiration date and nature of such Letter of Credit. The Agent shall promptly notify the Lender to which such application has been made and the applicable Borrower whether the issuance of such Letter of Credit would comply with the terms of this Section
                                                                      -------
2.21.  Each Issuing Lender shall be entitled to assume that the applicable
----
conditions set forth in Article IV hereof have been satisfied
                        ----------
unless it shall have received notice to the contrary from the Agent or such Issuing Lender has knowledge that the applicable conditions have not been met. To the extent that any provision of any L/C Document cannot reasonably be construed to be consistent with this Agreement, requires greater collateral security or imposes additional obligations not reasonably related to customary letter of credit arrangements, such provision shall be invalid and this Agreement shall control. All references in the expense, indemnity and similar provisions of this Agreement to the Lenders shall include First Chicago and any other Lender in its capacity as an Issuing Lender. No Issuing Lender shall extend or amend any Letter of Credit unless the requirements of this Section
2.21 are met as though a new Letter of Credit was being requested and issued.

      2.22  Letter of Credit Participation.  Immediately upon the issuance of
            ------------------------------
each Letter of Credit hereunder, each Lender shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable Issuing Lender an undivided interest and participation in and to such Letter of Credit, the obligations of the applicable Borrower in respect thereof, and the liability of the applicable Issuing Lender thereunder (collectively, an "L/C INTEREST") in an amount equal to the amount available for drawing under such Letter of Credit multiplied by such Lender's Pro Rata Share. The Agent will notify each Lender (or in the case of an Issuing Lender other than First Chicago, such Issuing Lender shall notify the Agent who in turn will notify each Lender) promptly upon presentation to it of an L/C Draft or upon any other draw under a Letter of Credit. On or before the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Letter of Credit, on demand of the Agent, each Lender shall make payment to the Agent, for the account of the applicable Issuing Bank, in immediately available funds, in an amount equal to such Lender's Pro Rata Share of the amount of such payment or draw. Any Issuing Lender may direct the Agent to make such a request with respect to Letters of Credit issued by such Issuing Lender. Upon the Agent's receipt of funds as a result of an Issuing Lender's payment on an L/C Draft or any other draw on a Letter of Credit issued by such Issuing Lender, the Agent shall promptly pay such funds to the Issuing Lender. If an Issuing Lender has not directed the Agent to make such a request and the applicable Borrower fails to repay the amount of any draft in accordance with
Section 2.23, then, upon direction from the Issuing Lender, the Agent shall
------------
notify each Lender of such failure, and each Lender shall promptly make payment to the Agent, in immediately available funds, in an amount equal to such Lender's Pro Rata Share of the amount of such payment or draw. The obligation of each Lender to reimburse the Agent under this Section 2.22 shall be
                                                 ------------
unconditional, continuing, irrevocable and absolute. In the event that any Lender fails to make payment to the Agent of any amount due under this Section
                                                                       -------
2.22, the Agent shall be entitled to receive, retain and apply against such
----
obligation the principal and interest otherwise payable to such Lender hereunder until the Agent receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this
                           --------  -------
sentence shall relieve such Lender of its obligation to reimburse the applicable Issuing Lender for such amount in accordance with this Section 2.22.
                                                       ------------

      2.23  Reimbursement Obligation.  Each of the Borrowers agrees, jointly and
            ------------------------
severally, unconditionally, irrevocably and absolutely to pay immediately to the Agent (whether directly, or from the application of the proceeds of Revolving Loans, or in the case of the Term Portion of the Seller Letters of Credit, from the proceeds of Term Loans made as contemplated by this

Section), upon receipt of notice from the Agent, for the account of the applicable Issuing Lenders or the account of Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of the Borrowers to reimburse the Issuing Lender or the Agent for an advance made under a Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Letter of Credit or L/C Draft). If any Borrower at any time does not directly repay a Reimbursement Obligation pursuant to this Section 2.23, the applicable Borrower shall be deemed to have
                 ------------
elected to borrow a Revolving Loan from the Lenders, as of the date of the advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation; provided, however, that the Reimbursement Obligations with respect to the Seller Letters of Credit shall automatically be paid first from the proceeds of Term Loans made pursuant to
Section 2.1 in an amount equal to and to the extent of excess of the aggregate
-----------
Term Loan Commitments of the Lenders over the outstanding principle balance of the Term Loans, each as of the Closing Date after giving effect to any Term Loans made on the Closing Date (such amount being hereinafter referred to as the "TERM PORTION"), with the remaining outstanding amount of such Reimbursement Obligations being paid from the proceeds of Revolving Loans as set forth in this
Section 2.23. Revolving Loans made in payment of any Reimbursement Obligations
------------
shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance of Revolving Loans. Each such Revolving Loan shall be made regardless of any failure of the Borrowers to meet the conditions precedent set forth in Article IV and shall
                                                        ----------
constitute a Floating Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, the applicable Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Floating Rate Advance.


      2.24  Cash Collateral.  Notwithstanding anything to the contrary herein or
            ---------------
in any application for a Letter of Credit, after the occurrence and during the continuance of a Default, the Borrowers shall, upon the Agent's demand, deliver to the Agent for the benefit of the Lenders and the Issuing Lenders, cash, or other collateral of a type satisfactory to the Required Lenders, having a value, as determined by such Lenders, equal to the aggregate outstanding L/C Obligations plus the outstanding obligations, if any, with respect to the Term
Portion of the Seller Letters of Credit.   Any such collateral shall be held by
the Agent in a separate interest bearing account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and retained by the Agent for the benefit of the Lenders and the Issuing Lenders as collateral security for the Borrowers' obligations in respect of this Agreement and each of the Letters of Credit and L/C Drafts. Such amounts (plus interest which has accrued thereon) shall be applied to reimburse the Agent or each Issuing Lender, as the case may be, for drawings or payments under or pursuant to Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account established pursuant to this Section 2.24 which are not to be
                                                ------------
applied to reimburse the Agent
for amounts actually paid or to be paid by the Agent in respect of a Letter of Credit or L/C Draft, shall be returned promptly to the Borrowers (after deduction of the Agent's expenses incurred in connection with such cash collateral account).

     2.25 Letter of Credit Fees.  (a) The Borrowers shall pay to the Agent,
          ---------------------
for the ratable account of the Lenders, based upon the Lenders' respective Pro Rata Shares, a fee with respect to each Letter of Credit, for the period from the issuance date thereof to and including the final expiration date thereof, at a rate per annum equal to the Applicable L/C Fee Percentage on the average daily outstanding face amount available for drawing under all Letters of Credit during such period. The Letter of Credit fees shall be due and payable in arrears on each Payment Date and, to the extent any such fees are then due and unpaid, on the Termination Date. The Agent shall promptly remit such Letter of Credit fees, when paid, to the other Lenders in accordance with their Pro Rata Shares thereof.

     (b) The Borrower shall pay to the Agent for the benefit of each Issuing Lender, a fronting fee of one-quarter of one percent (0.25%) per annum on the average daily outstanding face amount available for drawing under all Letters of Credit issued by such Issuing Bank, plus all reasonable out-of-pocket costs of
                                    ----
issuing and servicing Letters of Credit and all customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges and commissions in connection with the issuance, amendment, and presentation of Letters of Credit (and L/C Drafts related thereto) and the like, customarily charged by such Issuing Lenders with respect to standby Letters of Credit, payable at the time of invoice of such amounts. The fronting fee shall be due and payable in arrears on each Payment Date and, to the extent any such fees are then due and unpaid, on the Termination Date.

     2.26 Indemnification; Exoneration.  (a)  In addition to amounts payable
          ----------------------------
as elsewhere provided in this Agreement, the Borrowers agree to protect, indemnify, pay and save harmless the Agent, each Issuing Lender and each Lender from and against any and all liabilities and costs which the Agent, such Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit other than, in the case of the issuer thereof, as a result of its Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or
(ii) the failure of the applicable Issuing Lender to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     (b) As among the Borrowers, the Lenders, the Issuing Lenders and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of such Letter of Credit by, the beneficiary of any Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications and Letter of Credit reimbursement agreements executed by any Borrower at the time of request for any Letter of Credit, neither the Agent, any Issuing Lenders nor any of the Lenders shall be responsible (in the absence of Gross Negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise; (v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Agent, the Issuing Lenders and the Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any Issuing Lenders' rights or powers under this Section 2.26.
           ------------

     (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit or any related certificates shall not, in the absence of Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the applicable Issuing Lender, the Agent or any Lender under any resulting liability to the Borrowers or relieve the Borrowers of any of their obligations hereunder to any such Person.

     (d) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.26 shall survive the payment in full of all principal and
        ------------
interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

      2.27  Issuing Lender Reporting Requirements.  Each Issuing Lender other
            -------------------------------------
than the Agent shall give the Agent written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of any Letter of Credit, provided, however, that the failure to provide such notice shall not
           --------  -------
result in any liability on the part of such Issuing Lender. Each Issuing Lender shall, no later than the tenth Business Day following the last day of each month, provide to the Agent, upon the Agent's request, schedules, in form and substance reasonably satisfactory to the Agent, showing the date of issue, account party, amount, expiration date and the reference number of each Letter of Credit issued by such Issuing Lender and outstanding at any time during such month and the aggregate amount payable by the Borrowers during such month. In addition, upon the request of the Agent, each Issuing Lender shall furnish to the Agent copies of any Letter of Credit and any application for or reimbursement agreement with respect to a Letter of Credit to which the Issuing Lender is party and such other documentation as may reasonably be requested by the Agent. Upon the request of any Lender, the Agent will provide to such Lender information concerning such Letters of Credit.

 ARTICLE III:  CHANGE IN CIRCUMSTANCES
 -------------------------------------

      3.1  Yield Protection.  If any law or any governmental or quasi-
           ----------------
governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith, (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrowers (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its L/C Interests, the Letters of Credit or other amounts due it hereunder, or (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Rate Loans) with respect to its Loans, L/C Interests or the Letters of Credit, or (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining the Loans, the L/C Interests or the Letters of Credit or reduces any amount received by any Lender or any applicable Lending Installation in connection with Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans or L/C Interests held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender; and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Loans, L/C Interests or Letters of Credit or to reduce any amount received under this Agreement, then, within 15 days after receipt by the Borrowers of written demand by such Lender pursuant to Section 3.5, the
                                                       -----------
Borrowers shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Interests, Letters of Credit and its Revolving Loan Commitment.

      3.2  Changes in Capital Adequacy Regulations.  If a Lender determines (i)
           ---------------------------------------
the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in capital will result in an increase in the cost to such Lender of maintaining its Loans, L/C Interests, the Letters of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by any Borrower of written demand by such Lender pursuant to Section 3.5, the Borrowers shall pay
                                          -----------
such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its L/C Interests, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) excluding, for the avoidance of doubt, the effect of any phasing in of such Risk-Based Capital Guidelines or any other capital requirements passed prior to the date hereof, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and
(ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

      3.3  Availability of Types of Advances.  If (i) any Lender determines that
           ---------------------------------
maintenance of its Eurodollar Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (ii) the Required Lenders determine that (x) deposits of a type and maturity appropriate to match fund Eurodollar Rate Advances are not available or (y) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such an Advance, then the Agent shall suspend the availability of the affected Type of Advance and, in the case of any occurrence set forth in clause (i) require any Advances of the affected Type to be repaid.

      3.4  Funding Indemnification.  If any payment of a Eurodollar Rate Advance
           -----------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, or otherwise, or a Eurodollar Rate Advance is not made on the date specified by any Borrower for any reason other than default by the Lenders, the Borrowers indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Rate Advance.

      3.5  Lender Statements; Survival of Indemnity.  If reasonably possible,
           ----------------------------------------
each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Rate Loans to reduce any liability of the Borrowers to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of
             ------------     ---
Advance under Section 3.3, so long as such designation is not disadvantageous to
              -----------
such Lender.  Each Lender requiring compensation pursuant to Section 2.15(E) or
                                                             ---------------
to this Article III shall use its best efforts to notify the Borrowers and the
        -----------
Agent in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than ninety (90) days following the date upon which the responsible account officer of such Lender knows or should have known of such Change, law, policy, rule, guideline or directive.
Any demand for compensation pursuant to this Article III shall be in writing and
                                             -----------
shall state the amount due, if any, under Section 3.1, 3.2 or 3.4 and shall set
                                          -----------  ---    ---
forth in reasonable detail the calculations upon which such Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Notwithstanding anything in this Agreement to the contrary, none of the Borrowers shall be obligated to pay any amount or amounts under Section
                                                                    -------
2.15(E) or this Article III to the extent any such amount results from any
-------         -----------
Change, law, policy, rule, guideline or directive which took effect more than 120 days prior to the date of delivery of the notice described above. Determination of amounts payable under such Sections in connection with a Eurodollar Rate Loan shall be calculated as though each Lender funded its Eurodollar Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. The obligations of the Borrower under Sections 3.1, 3.2 and 3.4 shall survive payment of the Obligations and
------------  ---     ---
termination of this Agreement.

 ARTICLE IV:  CONDITIONS PRECEDENT
 ---------------------------------

      4.1  Initial Advances and Letters of Credit.  The Lenders shall not be
           --------------------------------------
required to make the initial Loans or issue any Letters of Credit on the Closing Date unless:

     (a) Holdings shall have provided assurances acceptable to the Agent that all of the conditions to the closing of the ICI Stock Purchase Agreement have been met and that the ICI Stock Acquisition is ready to be consummated;

     (b) all of the conditions precedent set forth in that certain Commitment Letter and Term Sheet, dated October 1, 1997 among First Chicago, Eos Partners, L.P. and Holdings shall have been met to the satisfaction of the Agent and each of the Lenders;

     (c) the Borrower shall have made all necessary arrangements for the payment in full of all Indebtedness and liabilities in connection with the Refinanced Indebtedness (if any) and release of all Liens (if any) in connection therewith pursuant to payoff, estoppel and release documentation reasonably acceptable to the Agent;

     (d) the Borrower has furnished to the Agent each of the following, with sufficient copies for the Lenders:

          (1) Copies of the Certificate of Incorporation for each of the Borrowers together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;

          (2) Copies certified by an Authorized Officer of the Borrowers of their By-Laws and of their Board of Directors' resolutions authorizing the execution of the Transaction Documents;

          (3) An incumbency certificate, executed by an Authorized Officer of each of the Borrowers which shall identify by name and title and bear the signature of the officers of such entities authorized to sign the Transaction Documents (other than the PMT Transaction Documents) and to make borrowings hereunder, upon which certificate the Lenders shall be entitled to rely until informed of any change in writing by the Borrowers;

          (4) An Officer's Certificate, in form and substance satisfactory to the Agent, signed by an Authorized Officer of Holdings, stating that on Closing Date no Default or

     Unmatured Default has occurred and is continuing and that the requirements of Section 4.1 (e) have been fulfilled;
        ---------------

          (5) A written opinion of the Borrowers' counsel, addressed to the Lenders in substantially the form attached as Exhibit G hereto containing
                                                   ---------
     such assumptions and qualifications and otherwise in form and substance acceptable to the Agent and the Lenders;

          (6)  Notes payable to the order of each of the Lenders;

          (7)  Written money transfer instructions in substantially the form of

     Exhibit K hereto, addressed to the Agent and signed by an Authorized
     ---------
     Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested; and

          (8) Such other documents as the Agent or any Lender or its counsel may have reasonably requested, including, without limitation all of the documents reflected on the List of Closing Documents attached as Exhibit H
                                                                      ---------
     to this Agreement; and

     (e) As of the Closing Date: (i) the ICI Acquisition Documents are in full force and effect; (ii) no material breach, default or waiver of any term or provision of any of the ICI Acquisition Documents by Holdings or, to the knowledge of Holdings, the other parties thereto has occurred (except for such breaches, defaults and waivers, if any, consented to in writing by the Agent and the Required Lenders); (iii) no action has been taken by any competent authority which restrains, prevents or imposes any material adverse condition upon, or seeks to restrain, prevent or impose any material adverse condition upon, the ICI Stock Acquisition; (iv) the representations and warranties of any Borrower contained in the ICI Acquisition Documents, if any, are true and correct in all material respects; (v) all conditions precedent to, and all consents necessary to permit, the ICI Stock Acquisition pursuant to the ICI Acquisition Documents have been satisfied or waived, in the case of the conditions to Holdings' obligations, with the prior written consent of the Agent and the Required Lenders, and simultaneously with the funding of the initial Loan and/or the issuance of the Seller Letters of Credit under this Agreement, the ICI Stock Acquisition is consummated in accordance with the ICI Acquisition Documents and Holdings is obtaining (directly or indirectly) at such time good and marketable title to all of the outstanding Equity Interests of ICI and ICS free and clear of any Liens other than Liens permitted under Section 6.3(C); and
                                                             --------------
(vi) ICS is the sole and exclusive owner of 100% of the Capital Stock of IMCS.

      4.2  Each Advance and Letter of Credit.  The Lenders shall not be required
           ---------------------------------
to make any Advance or issue any Letter of Credit, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued:

          (i)  There exists no Default or Unmatured Default; and

          (ii)  The representations and warranties contained in Article V are
                                                                ---------
     true and correct in all material respects as of such Borrowing Date except for (A) representations and warranties that are made expressly as of or relate to an earlier date or (B) changes in the Schedules to this Agreement pursuant to Section 1.3 above.
                 -----------

     Each Borrowing Notice with respect to each such Advance and the letter of credit application with respect to a Letter of Credit shall constitute a representation and warranty by the Borrowers that the conditions contained in Sections 4.2(i) and (ii) have been satisfied. Any Lender may require a duly
---------------     ----
completed Officer's Certificate in substantially the form of Exhibit I hereto as
                                                             ---------
a condition to making an Advance.

 ARTICLE V:  REPRESENTATIONS AND WARRANTIES
 ------------------------------------------

      In order to induce the Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and to issue or participate the Letters of Credit described herein, the Borrowers represent and warrant as follows to each Lender and the Agent as of the Closing Date, after giving effect to the ICI Stock Acquisition and the consummation of the other transactions contemplated by the Transaction Documents, and thereafter on each date as required by Section 4.2:
                                                      -----------

      5.1  Organization; Corporate Powers.  Each of the Borrowers and each of
           ------------------------------
their Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to have a Material Adverse Effect, (iii) has filed and maintained effective (or within thirty (30) days of the Closing Date will file and maintain) (unless exempt from the requirements for filing) a current Business Activity Report with the appropriate Governmental Authority in the States in which it is required to do so and (iv) has all requisite corporate or equivalent power and authority to own, operate and encumber its property and to conduct its business as presently conducted after giving effect to the ICI Stock Acquisition and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

     5.2  Authority.
          ---------

     (A) Each of the Borrowers and each of their Subsidiaries has the requisite corporate or equivalent power and authority (i) to execute, deliver and perform each of the Transaction Documents which are to be executed by it in connection with the ICI Stock Acquisition or which have been executed by it as required by this Agreement on or prior to Closing Date and (ii) to file the Transaction Documents which must be filed by it in connection with the ICI Stock Acquisition or which have been filed by it as required by this Agreement on or prior to the Closing Date with any Governmental Authority.

     (B) The execution, delivery, performance and filing, as the case may be, of each of the Transaction Documents which must be executed or filed by the Borrowers or any of their

Subsidiaries in connection with the ICI Stock Acquisition or which have been executed or filed as required by this Agreement on or prior to the Closing Date and to which any Borrower or any of its Subsidiaries is party, and the consummation of the transactions contemplated thereby, have been duly approved by the respective boards of directors (or other similar governing body, if any, of any Borrower which is a limited liability company) and, if necessary, the shareholders or members of the applicable Borrower and its Subsidiaries, and such approvals have not been rescinded. No other corporate or equivalent actions or proceedings on the part of any Borrower or its Subsidiaries are necessary to consummate such transactions.

     (C) Each of the Transaction Documents to which any Borrower or any of its Subsidiaries is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally), is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Transaction Documents delivered to the Agent pursuant to Section 4.1 without the prior written consent of the Required
                  -----------
Lenders, and the Borrower and its Subsidiaries have, and, to the Borrowers' knowledge, all other parties thereto have, performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties on or before the Closing Date, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

     5.3  No Conflict; Governmental Consents.  The execution, delivery and
          ----------------------------------
performance of each of the Loan Documents and other Transaction Documents to which any Borrower or any of its Subsidiaries is a party do not and will not (i) conflict with the certificate or articles of incorporation or association, or by-laws or other operating agreement of a similar nature of such Borrower or any such Subsidiary, (ii) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of such Borrower or any such Subsidiary, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (iii) with respect to the Loan Documents and, to such Borrower's and its Subsidiaries' knowledge with respect to the other Transaction Documents, result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of such Borrower or any such Subsidiary, other than Liens permitted by the Loan Documents, or (iv) require any approval of such Borrower's or any such Subsidiary's shareholders or members, where applicable, except such as have been obtained. Except as set forth on Schedule 5.3 to this Agreement, the execution,
                                 ------------
delivery and performance of each of the Transaction Documents to which any Borrower or any of its Subsidiaries is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act, except (i) filings, consents or notices which have been made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, and (ii) filings necessary to create or perfect security interests in the Collateral.

     5.4  Financial Statements.
          --------------------

     (A)  The pro forma financial statements of the Borrowers and their
              --- -----
Subsidiaries, copies of which are attached hereto as Exhibit J, present on a pro
                                                     ---------               ---
forma basis the financial condition of the Borrowers and their Subsidiaries as
-----
of such date, and reflect on a pro forma basis those liabilities reflected in
                               --- -----
the notes thereto and resulting from consummation of the ICI Stock Acquisition, and the payment or accrual of all Transaction Costs payable on the Closing Date with respect to any of the foregoing. The projections and assumptions expressed in the pro forma financials referenced in this Section 5.4(A) were prepared in
       --- -----                               --------------
good faith and represent management's opinion based on the information available to the Borrowers at the time so furnished.

     (B) Complete and accurate copies of the following financial statements and the following related information have been delivered to the Agent: (1) the unaudited (internally prepared) balance sheets of Pacific Motor as of December 31, 1996 and 1995 and the related unaudited (internally prepared) statements of operations of Pacific Motor for the fiscal years then ended; (2) the audited combining balance sheets of ICI and ICS as of December 31, 1996 and 1995, and the related audited combining statements of earnings and retained earnings and cash flows of ICI and ICS for the fiscal years then ended; (3) the unaudited (internally prepared) balance sheet of Holdings and its Subsidiaries as of September 30, 1997, and the related income statements (internally prepared) for the nine month period then ended; and (4) the unaudited (internally prepared) combining balance sheets of ICI and ICS as of September 30, 1997, and the related unaudited (internally prepared) separate statements of income of such Borrowers for the nine-month period then ended.

      5.5 No Material Adverse Change.  (a) Since September 30, 1997 (tested by
          --------------------------
reference to the financial statements of the Borrowers as of such date) up to the Closing Date (but including the consummation of the ICI Stock Acquisition and the related transactions anticipated in connection therewith), there has occurred no change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrowers and their respective Subsidiaries taken as a whole or any other event which has had or would reasonably be expected to have a Material Adverse Effect.

     (b) Since the Closing Date, there has occurred no change in the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower and their Subsidiaries taken as a whole or any other event which has had or would reasonably be expected to have a Material Adverse Effect.

     5.6  Taxes.
          -----

     (A)  Tax Examinations.  Except as set forth on Schedule 5.6, all
           ----------------                          ------------
deficiencies which have been asserted against any Borrower, Holdings or any of their Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith by appropriate proceedings, and as of the Closing Date no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in the Borrowers' financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 6.2(D), none of the
                                            --------------
Borrowers nor any of their Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law; provided, however, notwithstanding any other provision of this Section 5.6, the
------------------                                             -----------
Agent and the Lenders acknowledge that the PMT Stock Acquisition will be treated as an asset sale for tax purposes pursuant to Code Section 338 and that, as a result, Holdings may not be liable for income tax for periods ending on or prior to the Closing Date.

     (B)  Payment of Taxes.  Except as set forth on Schedule 5.6, all tax
          ----------------                          ------------
returns and reports of each of the Borrowers required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith by appropriate proceedings and have been reserved for in accordance with Agreement Accounting Principles. The Borrowers have no knowledge of any proposed tax assessment against any Borrower that will have or would reasonably be expected to have a Material Adverse Effect.

     5.7  Litigation; Loss Contingencies and Violations.  Except as set forth
          ---------------------------------------------
in Schedule 5.7 which lists all litigation involving claims against any Borrower
   ------------
in excess of $100,000 and Schedule 5.18 to this Agreement, there is no action,
                          -------------
suit, proceeding, investigation of which any Borrower has knowledge or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of any Borrower or any of its Subsidiaries, threatened against any Borrower or any property of any of them (i) challenging the validity or the enforceability of any material provision of the Transaction Documents or (ii) which if resolved in a manner adverse to any Borrower will have or would reasonably be expected to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the financial statements delivered pursuant to Section 5.4 or the consolidated financial statements of the
            -----------
Borrowers prepared and delivered pursuant to Section 6.1(A) for the fiscal
                                             --------------
period during which such material loss contingency was incurred.  No Borrower is
(A) in violation of any applicable Requirements of Law which violation will have or would reasonably be expected to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or would reasonably be expected to have a Material Adverse Effect.

     5.8  Subsidiaries.  Schedule 5.8 to this Agreement (i) contains a list of
          ------------   ------------
the Persons in which any Borrower or any of its Subsidiaries holds an equity interest after taking into account the consummation of the Stock Acquisition; and (ii) accurately sets forth (A) the correct legal name, the jurisdiction of incorporation and the jurisdictions in which each of the Borrowers and the direct and indirect Subsidiaries of any Borrower is qualified to transact business, (B) the authorized, issued and outstanding shares (or membership interests, where applicable) of each class of Capital Stock of each Borrower and each of its Subsidiaries and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect partnership, joint venture, or other Equity Interests, if any, of each Subsidiary of any Borrower in any Person that is not a corporation. Except as set forth on
Schedule 5.8, none of the issued and outstanding Capital Stock of any Borrower
------------
or any of its Subsidiaries is subject to any vesting, redemption, or repurchase agreement, and there are no warrants or options outstanding with respect to such Capital Stock. The outstanding Capital Stock of all Borrowers is duly authorized, validly issued, fully paid and nonassessable and is not Margin Stock. As of the date hereof: (i) Holdings has no Subsidiaries other than ICI, ICS and Pacific Motor, (ii) ICS has no Subsidiaries other than IMCS, (iii) Pacific Motor has no Subsidiaries other than Logistics International, L.L.C., AIRS and AIMS and (iv) IMCS has no Subsidiaries.

     5.9  ERISA.  No Benefit Plan has incurred any accumulated funding
          -----
deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither Holdings nor any member of the Controlled Group has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the lenders is complete and accurate. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. Neither Holdings nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Neither Holdings nor any member of the Controlled Group has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment. Neither Holdings nor any member of the Controlled Group is required to provide security to a Benefit Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither Holdings nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. Each Plan which is intended to be qualified under Section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. Except as set forth as item 5 on Schedule 5.6, Holdings and all its
                                          ------------
Subsidiaries are in compliance in all respects with the responsibilities, obligations and duties imposed on them by ERISA and the Code with respect to all Plans, except where such noncompliance would not reasonably be expected to subject Holdings to liability, individually or in the aggregate, in excess of $500,000. Neither Holdings nor any of its Subsidiaries nor any fiduciary of any Plan has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code which would reasonably be expected to subject Holdings to liability, individually or in the aggregate, in excess of $500,000. Neither Holdings nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction would reasonably be expected to subject Holdings to liability, individually or in the aggregate, in excess of $500,000. Neither Holdings nor any Subsidiary is subject to any liability under Sections 4063,

4064, 4069, 4204 or 4212(c) of ERISA and no other member of the Controlled Group is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA which would reasonably be expected to subject Holdings to liability, individually or in the aggregate, in excess of $500,000. Neither Holdings nor any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

      5.10  Accuracy of Information.  The information, exhibits and reports
            -----------------------
furnished by or on behalf of the Borrowers or any of their Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, the representations and warranties of the Borrowers contained in the Loan Documents, and all certificates and documents delivered to the Agent and the Lenders pursuant to the terms thereof, when taken together, do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

      5.11  Securities Activities.  No Borrower is engaged in the business of
            ---------------------
extending credit for the purpose of purchasing or carrying Margin Stock.

      5.12  Material Agreements.  No Borrower is a party to any agreement or
            -------------------
instrument or subject to any charter or other corporate restriction which will have or would reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 5.12, no Borrower has received notice or has knowledge
                -------------
that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case under clauses (i) and (ii) except where such default or defaults, if any, will not have or would not reasonably be expected to have a Material Adverse Effect.

      5.13  Compliance with Laws.  The Borrowers are in compliance with all
            --------------------
Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate will have or would reasonably be expected to have a Material Adverse Effect.

      5.14  Assets and Properties.  Each Borrower has good and marketable title
            ---------------------
to all of its assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens securing the Secured Obligations and Liens permitted under Section 6.3(C). Substantially all of the assets and
                          --------------
properties owned by, leased to or used by each Borrower are in adequate operating condition and repair, ordinary wear and tear excepted. Except for Liens granted to the Agent for the benefit of the Agent and the Holders of Secured Obligations, neither this Agreement nor any other Transaction Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of any

Borrower in and to any of such assets in a manner that would reasonably be expected to have a Material Adverse Effect.

      5.15  Statutory Indebtedness Restrictions.  None of the Borrowers and
            -----------------------------------
their respective Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby or in connection with Stock Acquisition.

      5.16  Post-Retirement Benefits.  As of the Closing Date, no Borrower has
            ------------------------
any expected cost of post-retirement medical and insurance benefits payable by any Borrower to its employees and former employees, as estimated in accordance with Financial Accounting Standards Board Statement No. 106.

      5.17  Insurance.  Schedule 5.17 to this Agreement accurately sets forth as
            ---------   -------------
of the Closing Date all insurance policies and programs currently in effect with respect to the respective properties and assets and business of the Borrowers, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto and
(vii) describes any reserves, relating to any self-insurance program that is in effect. Such insurance policies and programs reflect coverage that is reasonably consistent with prudent industry practice.

      5.18 Indebtedness of the Borrowers; Refinanced Indebtedness; Contingent
           ------------------------------------------------------------------
Obligations. Schedule 1.1.5 sets forth all Indebtedness of the Borrowers and all
-----------  --------------
Indebtedness to be discharged in connection with the consummation of the Stock Acquisition under the heading "Refinanced Indebtedness." The Refinanced Indebtedness and all accrued and unpaid interest thereon has been paid in full or provision for payment has been made in accordance with the express provisions of the instruments governing such Indebtedness. ICI, ICS and IMCS have been or will be upon payment in full of the Refinanced Indebtedness irrevocably released from all liability and Contractual Obligations with respect thereto other than customary continuing indemnities provided for in the Contractual Obligation evidencing such Refinanced Indebtedness, a copy of which has been delivered to the Lenders. Any and all Liens securing the Refinanced Indebtedness have been released or provision for release of such Liens satisfactory to the Agent has been made. Except as set forth on Schedule 5.18 to this Agreement, none of the
                                  -------------
Borrowers has any Contingent Obligation not reflected in its financial statements delivered to the Agent on or prior to the Closing Date or otherwise disclosed to the Agent and the Lenders in the other Schedules to this Agreement, which would reasonably be expected to subject any Borrower to liability, individually or in the aggregate, in excess of $150,000.

      5.19  Restricted Payments.  Except as listed on Schedule 5.19 no Borrower
            -------------------                       -------------
has directly or indirectly declared, ordered, paid or made or set apart any sum or properties for any Restricted Payment, or agreed to do so, except as permitted pursuant to Section 6.3(F) of this Agreement.
                      --------------

     5.20  Labor Matters.
           -------------

     (A)  Except as listed on Schedule 5.20, to this Agreement, there are on the
                              -------------
Closing Date no collective bargaining agreements, other labor agreements or Multiemployer Plans covering any of the employees of any Borrower. As of the Closing Date, no attempt to organize the employees of any Borrower, and no labor disputes, strikes or walkouts affecting the operations of any Borrower, have commenced and are continuing, or, to the Borrowers' knowledge, are threatened, planned or contemplated.

     (B)  Set forth in Schedule 5.20 to this Agreement is a list, as of the
                       -------------
Closing Date, of all material consulting agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, severance plans, group life insurance, hospitalization insurance or other plans or arrangements of any Borrower providing for benefits for employees thereof.

      5.21  Solvency.  After giving effect to the (i) Loans to be made on the
            --------
Closing Date or such other date as Loans requested hereunder are made, (ii) the disbursement of the proceeds of such Loans pursuant to the instructions of Holdings; (iii) consummation of the Stock Acquisition and (iv) execution of the Credit Agreement by each Borrower, each Borrower is Solvent.

      5.22     Environmental Matters.  (a) Except as disclosed on Schedule 5.22
               ---------------------                              -------------
to this Agreement, (i) the operations of the Borrowers are in material compliance with Environmental, Health or Safety Requirements of Law; (ii) the Borrowers have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits; (iii) none of the Borrowers nor any of their respective present property or operations, or any of their respective past property or operations, are subject to or the subject of, any investigation known to any Borrower, or any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment; (iv) there is not now, nor to the knowledge of any Borrower has there ever been, on or in the present property of the Borrowers any landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, any polychlorinated biphenyls
(PCBs) used in hydraulic oils, electric transformers or other equipment, or any asbestos containing material, in each case or collectively, the presence of which would reasonably be likely to subject the Borrowers to a material liability; and (v) none of the Borrowers has any material Contingent Obligation in connection with any Release or threatened Release of a Contaminant into the environment.

     (b)  For purposes of this Section 5.22, "material" means any noncompliance
                               ------------
or basis for liability which would reasonably be likely to subject any Borrower to liability, individually or in the aggregate, in excess of $500,000.

 ARTICLE VI:  COVENANTS
 ----------------------

     The Borrowers covenant and agree that so long as any Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than contingent indemnity obligations), unless the Required Lenders shall otherwise give prior written consent:

      6.1  Reporting.  The Borrowers shall maintain a system of accounting
           ---------
established and administered in accordance with Agreement Accounting Principles and shall:

      (A)  Financial Reporting. Furnish to the Lenders:
           -------------------

          (i)  Monthly Reports.  As soon as practicable, and in any event within
               ---------------
twenty (20) days after the end of each calendar month, the consolidated and consolidating balance sheets of each Borrower and its divisions and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income and statement of cash flow of each Borrower and its divisions and its Subsidiaries for such calendar month, certified by an Authorized Officer of such Borrower on behalf of such Borrower as fairly presenting in all material respects the consolidated and consolidating financial position of such Borrower and its divisions and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the calendar months indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments and to the absence of footnotes required by Agreement Accounting Principles, provided, however, that notwithstanding the
                                 --------  -------
foregoing, the above-noted financial reports with respect to Holdings (on a consolidated and consolidating basis), ICI, ICS and IMCS for the months ending prior to April 1998, shall be delivered no later than forty (40) days after the end of such month.

          (ii)  Quarterly Reports.  (a) As soon as practicable, and in any event
                -----------------
within forty-five (45) days after the end of each fiscal quarter in each fiscal year, the consolidated and consolidating balance sheets of each Borrower and its divisions and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, and cash flow of each Borrower and its divisions and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, and a forecasted consolidated and consolidating balance sheet and a consolidated statement of earnings and cash flow of each Borrower for and as of the end of the next succeeding fiscal quarter and a comparison of the statement of earnings and cash flow to the budget, certified an Authorized Officer of each Borrower on behalf of each Borrower as fairly presenting the consolidated and consolidating financial position of each Borrower and its divisions and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments and to the absence of footnotes required by Agreement Accounting Principles.

          (b) As soon as practicable, and in any event within forty-five (45) days after the end of the last fiscal quarter in each fiscal year, the preliminary annual unaudited consolidated and consolidating balance sheets of each Borrower and its divisions and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, stockholders' equity and cash flow of such Borrower and its divisions and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding actual and forecasted figures for the previous fiscal year, subject to revisions based on the annual reports delivered pursuant to clause (iii) below, along with consolidating schedules in form and substance
------------
sufficient to calculate the financial covenants set forth in Section 6.4.
                                                             -----------

          (iii)  Annual Reports.  As soon as practicable, and in any event
                 --------------
within ninety (90) days after the end of each fiscal year, (a) the consolidated balance sheets of each Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flow of each Borrower and its Subsidiaries for such fiscal year, together with any accompanying notes thereto, and in comparative form the corresponding figures for the previous fiscal year along with consolidating schedules in form and substance sufficient to calculate the financial covenants set forth in Section 6.4, (b) a schedule from each Borrower setting forth for
             -----------
each item in clause (a) hereof, the corresponding figures from the consolidated
             ----------
financial budget for the current fiscal year delivered pursuant to Section
                                                                   -------
6.1(A)(v), and (c) an audit report on the items listed in clause (a) hereof of
---------                                                 ----------
independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated and consolidating financial position of each Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated and consolidating financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (iii)
                                                                   ------------
shall be accompanied by (y) any management letter prepared by the above-referenced accountants and (z) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

          (iv)  Officer's Certificate.  Together with each delivery of any
                ---------------------
financial statement (or otherwise if requested pursuant to the terms of Section
                                                                        -------
4.2) an officer's certificate substantially in the form of Exhibit I hereto (an
---                                                        ---------
"OFFICER'S CERTIFICATE") (a) stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof for each such Officer's Certificate accompanying the financial statements delivered pursuant to clauses (i), (ii) and (iii) of this Section
                                 -----------  ----     -----         -------
6.1(A), and (b) in addition for each such Officer's Certificate accompanying the
------
financial statements delivered pursuant to clauses (ii) and (iii) of this
                                           ------------     -----
Section 6.1(A), setting forth calculations for the period then ended for Section
--------------                                                           -------
2.5, if applicable, setting forth the Borrowers' calculations reflecting the
---
applicable pricing level under Section 2.15(D) which the Borrowers have
                               ---------------
determined to be the applicable level, and which demonstrate compliance, when applicable, with the provisions of Section 6.4, in each case such Officer's
                                   -----------
Certificate to be  signed by an Authorized Officer of Holdings.

          (v)  Budgets; Business Plans; Financial Projections.  As soon as
               ----------------------------------------------
practicable and in any event not later than thirty (30) days prior to the beginning of each fiscal year, a copy of the plan and forecast (including a projected balance sheet, income statement and funds flow statement) of each Borrower for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Agent.

      (B)  Notice of Default.  Promptly upon any of the chief executive officer,
           -----------------
chief operating officer, chief financial officer, treasurer or controller of any Borrower obtaining knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to any Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(e), deliver to the
                                              --------------
Agent and the Lenders an Officer's Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action such Borrower has taken, is taking and proposes to take with respect thereto.

      (C)  Lawsuits.  (i)  Promptly upon any Borrower obtaining knowledge of the
           --------
institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting such Borrower or any of its property not previously disclosed pursuant to Section 5.7, which action, suit,
                                              -----------
proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in such Borrower's reasonable judgment, such Borrower to liability, individually or in the aggregate, in an amount aggregating $500,000 or more (exclusive of claims covered by insurance policies of such Borrower unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims), give written notice thereof to the Agent and the Lenders and provide such other information as may be reasonably available to enable each Lender and the Agent and its counsel to evaluate such matters; and
(ii) in addition to the requirements set forth in clause (i) of this Section
                                                  ----------         -------
6.1(C), upon request of the Agent or the Required Lenders, promptly give written
------
notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) above and
                                                         ----------
provide such other information as may be reasonably available to it that would not result in the loss of any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Agent and its counsel to evaluate such matters.

      (D)  Insurance.  As soon as practicable and in any event within ninety
           ---------
(90) days of the end of each fiscal year, deliver to the Agent and the Lenders
(i) a report in form and substance reasonably satisfactory to the Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by the Borrowers and their Subsidiaries and the duration of such coverage and (ii) an insurance broker's statement that all premiums with respect to such coverage have been paid when due.

      (E)  ERISA Notices.  Deliver or cause to be delivered to the Agent and the
           -------------
Lenders, at the Borrowers' expense, the following information and notices as soon as reasonably possible, and in any event: (i) (a) within ten (10) Business Days after Holdings obtains knowledge that a

Termination Event has occurred, a written statement of the chief financial officer of Holdings describing such Termination Event and the action, if any, which Holdings has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which would reasonably be expected to subject Holdings to liability, individually or in the aggregate, in excess of $100,000, a written statement of the chief financial officer of Holdings describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto; (ii) within ten (10) Business Days after Holdings or any of its Subsidiaries obtains knowledge that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of the
Code) has occurred, a statement of the chief financial officer of Holdings describing such transaction and the action which Holdings or such Subsidiary has taken, is taking or proposes to take with respect thereto; (iii) within ten (10) Business Days after the material increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of, or obligation to commence, contributions to any Benefit Plan or Multiemployer Plan to which Holdings or any member of the Controlled Group was not previously contributing, notification of such increase, establishment, commencement or obligation to commence and the amount of such contributions; (iv) within ten
(10) Business Days after Holdings or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter; (v) within ten (10) Business Days after the establishment of any foreign employee benefit plan or the commencement of, or obligation to commence, contributions to any foreign employee benefit plan to which Holdings or any Subsidiary was not previously contributing, notification of such establishment, commencement or obligation to commence and the amount of such contributions; (vi) within ten
(10) Business Days after the filing thereof with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Benefit Plan; (vii) within ten (10) Business Days after receipt by Holdings or any member of the Controlled Group of each actuarial report for any Benefit Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report; (viii) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Holdings or a member of the Controlled Group with respect to such request;
(ix) within ten (10) Business Days after receipt by Holdings or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice; (x) within ten (10) Business Days after receipt by Holdings or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice; (xi) within ten (10) Business Days after Holdings or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and (xii) within ten (10) Business Days after Holdings or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan. For purposes of this Section 6.1(E),
                                                        --------------
Holdings, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which Holdings or any member of the Controlled Group or such Subsidiary is the plan sponsor.

      (F)  Labor Matters.  Notify the Agent and the Lenders in writing, promptly
           -------------
upon any Borrower's learning thereof, of (i) any labor dispute to which Holdings or any of its Subsidiaries may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any Worker Adjustment and Retraining Notification Act liability incurred with respect to the closing of any plant or other facility of any Borrower or any of its Subsidiaries, which in each case in clauses (i) and
(ii) would reasonably be expected to have a Material Adverse Effect.

      (G)  Other Indebtedness.  Deliver to the Agent (i) a copy of each regular
           ------------------
report, notice or communication regarding potential or actual defaults (including any accompanying officers' certificate) delivered by or on behalf of any Borrower to the holders of or trustee for the holders of funded Indebtedness pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders or trustee, and (ii) a copy of each notice or other communication received by any Borrower from the from the holders of or trustee for the holders of funded Indebtedness pursuant to the terms of such Indebtedness, such delivery to be made promptly after such notice or other communication is received by any Borrower.

      (H)  Other Reports.  Promptly deliver or cause to be delivered to the
           -------------
Agent and the Lenders copies of all financial statements, reports and notices, if any, sent or made available generally by any Borrower to its securities holders, filed with the Commission, all press releases made available generally by any Borrower or any of its Subsidiaries to the public concerning material developments in the business of such Borrower or any such Subsidiary and all notifications received from the Commission by such Borrower or its Subsidiaries pursuant to the Securities Exchange Act of 1934 and the rules promulgated thereunder.

      (I)  Environmental Notices.  Deliver or cause to be delivered to the Agent
           ---------------------
after receipt by Holdings, a copy of (i) any notice or claim to the effect that any Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the Release by such Borrower, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by any Borrower or any of its Subsidiaries if, in either case, such notice or claim relates to an event which would reasonably be expected to subject each and any of the Borrowers to liability, individually or in the aggregate, in excess of $100,000.

      (J)  Borrowing Base Certificate.  As soon as practicable, and in any event
           --------------------------
within forty (40) days after the close of each calendar month prior to April, 1998, and within twenty (20) days after the close of each calendar month thereafter (and more often if requested by the Agent or the Required Lenders), the Borrowers shall provide the Agent and the Lenders with a Borrowing Base Certificate, together with such supporting documents as the Agent reasonably deems desirable (including, without limitation, a list of Account Debtors whose Receivables are being considered Investment Grade Receivables for purposes of such Borrowing Base Certificate), all certified as being true and correct by the chief financial officer or treasurer of Holdings. Holdings may update the Borrowing Base Certificate and supporting documents more frequently than monthly and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time.

      (K)  Other Information.  Promptly upon receiving a request therefor from
           -----------------
the Agent, prepare and deliver to the Agent and the Lenders such other information with respect to any Borrower, any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof or any Asset Sale (and the use of the Net Cash Proceeds thereof), as from time to time may be reasonably requested by the Agent.

      6.2  Affirmative Covenants.
           ---------------------

      (A)  Corporate Existence, Etc.  Each of the Borrowers shall, and shall
           -------------------------
cause each of its Subsidiaries to, at all times maintain its corporate existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses; provided, however,
                                                             --------
that any Borrower may merge into another Borrower and any Subsidiary of a Borrower may merge into a Borrower so long as the Borrower is the surviving entity of such merger.

      (B)  Corporate Powers; Conduct of Business.  Each of the Borrowers shall,
           -------------------------------------
and shall cause each of its Subsidiaries to, qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or would reasonably be expected to have a Material Adverse Effect. Each of the Borrowers will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

      (C)  Compliance with Laws, Etc.  Each of the Borrowers shall, and shall
           --------------------------
cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all Permits necessary for its operations and maintain such Permits in good standing unless failure to comply or obtain would not reasonably be expected to have a Material Adverse Effect.

      (D)  Payment of Taxes and Claims; Tax Consolidation.  Each of the
           ----------------------------------------------
Borrowers shall pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 6.3(C)) upon any of
                                                  ---------------
the Borrowers' or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided,
                                                            --------
however, that no such taxes, assessments and governmental charges referred to in
-------
clause (i) above or claims referred to in clause (ii) above (and interest,
----------                                -----------
penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor.

      (E)  Insurance.  The Borrowers shall maintain in full force and effect the
           ---------
insurance policies and programs listed on Schedule 5.17 to this Agreement or
                                          -------------
substantially similar policies and programs or other policies and programs as reflect coverage that is reasonably consistent with prudent industry practice. The Borrowers shall deliver to the Agent endorsements (y) to all "All Risk" physical damage insurance policies on all of any Borrower's tangible real and personal property and assets and business interruption insurance policies naming the Agent loss payee, and (z) to all general liability and other liability policies naming the Agent an additional insured. In the event the Borrowers, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Agent deems advisable. All sums so disbursed by the Agent shall constitute part of the Obligations, payable as provided in this Agreement.

      (F)  Inspection of Property; Books and Records; Discussions.  Upon
           ------------------------------------------------------
reasonable notice by the Agent, the Borrowers shall permit any authorized representative(s) designated by either the Agent or any Lender to visit and inspect any of the properties of the Borrowers, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any correspondence and other data relating to their respective businesses or the transactions contemplated hereby and by the Stock Acquisition (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided, that
                                                                --------
neither the Agent nor any of the Lenders shall be deemed authorized hereunder to retain an independent accountant to perform any accounting audit unless an event of Default has occurred and is continuing. The Borrowers shall keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If a Default has occurred and is continuing, the Borrowers, upon the Agent's request, shall turn over any such records to the Agent or its representatives.

      (G)  Insurance and Condemnation Proceeds.  The Borrowers direct all
           -----------------------------------
insurers under policies of property damage, boiler and machinery and business interruption insurance and payors of any condemnation claim or award relating to the property to pay all proceeds payable under such policies or with respect to such claim or award for any loss with respect to the Collateral directly to the Agent, for the benefit of the Agent and the Holders of the Secured

Obligations; provided, however, in the event that such proceeds or award are
             --------  -------
less than $250,000 ("EXCLUDED PROCEEDS"), unless a Default shall have occurred and be continuing, the Agent shall remit such Excluded Proceeds to the Borrowers. Each such policy shall contain a long-form loss-payable endorsement naming the Agent as loss payee, which endorsement shall be in form and substance acceptable to the Agent. The Agent shall, upon receipt of such proceeds (other than Excluded Proceeds) and at the Borrowers' direction, either apply the same to the principal amount of the Loans outstanding at the time of such receipt and create a corresponding reserve against Revolving Credit Availability in an amount equal to such application (the "DECISION RESERVE") or hold them as cash collateral for the Obligations. For up to 180 days from the date of any loss (the "DECISION PERIOD"), the Borrowers may notify the Agent that they intend to restore, rebuild or replace the property subject to any insurance payment or condemnation award and shall, as soon as practicable thereafter, provide the Agent detailed information, including a construction schedule and cost estimates. Should a Default occur at any time during the Decision Period, should the Borrowers notify the Agent that they have decided not to rebuild or replace such property during the Decision Period, or should the Borrowers fail to notify the Agent of the Borrowers' decision during the Decision Period, then the amounts held as cash collateral pursuant to this Section 6.2(G) or as the
                                                 --------------
Decision Reserve shall upon the Required Lenders' direction be applied as a Designated Prepayment of the Term Loans pursuant to Section 2.5. Proceeds held
                                                    -----------
as cash collateral pursuant to this Section 6.2(G) or constituting the Decision
                                    --------------
Reserve shall be disbursed as payments for restoration, rebuilding or replacement of such property become due; provided, however, should a Default
                                         --------- -------
occur after the Borrowers have notified the Agent that they intend to rebuild or replace the property, the Decision Reserve or amounts held as cash collateral may, or shall, upon the Required Lenders' direction, be applied as a Designated Prepayment of the Term Loans pursuant to Section 2.5. In the event the Decision
                                         -----------
Reserve is to be applied as a mandatory prepayment to the Term Loans, the Borrowers shall be deemed to have requested Revolving Loans in an amount equal to the Decision Reserve, and such Loans shall be made regardless of any failure of the Borrowers to meet the conditions precedent set forth in Article IV. Upon
                                                               ----------
completion of the restoration, rebuilding or replacement of such property, the unused proceeds shall constitute Net Cash Proceeds of an Asset Sale and shall be applied as a Designated Prepayment of the Term Loans pursuant to Section 2.5.
                                                                 -----------

      (H)  ERISA Compliance.  The Borrowers shall establish, maintain and
           ----------------
operate all Plans to comply in all respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans, except where such noncompliance, individually or in the aggregate, would not reasonably be expected to subject the Borrowers to liability in excess of $100,000.

      (I)  Maintenance of Property.  The Borrowers shall cause all property used
           -----------------------
or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, ordinary wear and tear excepted, and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrowers may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 6.2(I)
                        --------  -------                       --------------
shall prevent the Borrowers from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of the Borrowers, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Agent or the Lenders.

      (J)  Environmental Compliance.  The Borrowers shall each comply with all
           ------------------------
Environmental, Health or Safety Requirements of Law, except where noncompliance will not, or would not reasonably be expected to, subject such Borrower to liability, individually or in the aggregate, in excess of $500,000.

      (K)  Use of Proceeds.  The Borrowers shall use the proceeds of the
           ---------------
Revolving Loans (i) to effect the Stock Acquisition and the payment of Transaction Costs, (ii) to provide funds for the repayment of the Refinanced Indebtedness, and (iii) to provide funds for the working capital needs and other general corporate purposes of the Borrowers and to repay outstanding Loans. Holdings shall use the proceeds of the Term Loans solely for the purpose of facilitating the Stock Acquisition and paying Transaction Costs. The Borrowers will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "Margin Stock" or to make any Acquisition, other than the Stock Acquisition.

      (L)  Hedging Agreements.  Within ninety (90) days after the Closing Date,
           ------------------
the Borrowers shall have entered into, and shall thereafter maintain for a period of two years after the Closing Date, Hedging Agreements on terms and with counterparties determined by the Borrowers and reasonably acceptable to the Agent by which the Borrowers are is protected against increases in interest rates from and after the date of such contracts as to $13,000,000 in notional amount, such amount to be subject to reduction at a rate comparable to the scheduled reduction of the outstanding principal balance of the Term Loans. In the event a Lender elects to enter into any Hedging Agreement with the Borrowers required under this Section 6.2(L) or permitted under the terms of Section
                    --------------                                 -------
6.3(O), the obligations of the Borrowers, or any one of them, with respect to
------
such Hedging Agreement shall be Secured Obligations secured by the Collateral.

      (M)  Opinion of the Borrowers' Special Counsel.  Within thirty (30) days
           -----------------------------------------
after the Closing Date, the Borrowers shall deliver to the Agent written opinions addressed to the Lenders of the Borrowers' special counsel licensed in California and Colorado as to, among other things, the corporate authorization, execution and delivery of the Loan Documents and the valid security interest created thereunder with respect to Pacific Motor, ICI, ICS, IMCS, AIRS and AIMS.

      6.3  Negative Covenants.
           ------------------

      (A)  Indebtedness.  No Borrower shall directly or indirectly create,
           ------------
incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

               (a)  the Obligations;

               (b)  the Transaction Costs;

               (c) Permitted Existing Indebtedness and Refinanced Indebtedness, and in each case any extension, renewal, refunding or refinancing thereof; provided, however, that
      --------  -------
      any such extension, renewal, refunding or refinancing is in an aggregate principal amount not greater than the principal amount of and interest on, fees and expenses accrued on, such Permitted Existing Indebtedness outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, events of default, and remedies) not materially less favorable to the obligor or materially adverse to the Lenders than the terms of such Indebtedness on the date hereof;

               (d) Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials or supplies, to the extent that payment thereof is not required pursuant to Section 6.2(D);
                                                  --------------

               (e) Indebtedness constituting Contingent Obligations permitted by Section 6.3(E) and Indebtedness with respect to warranties and
         --------------
      indemnities made in connection with permitted Asset Sales;

               (f) Indebtedness arising from intercompany loans (i) from any Borrower to any other Borrower or (ii) from any Subsidiary of a Borrower to any Borrower;

               (g) Indebtedness in respect of Hedging Agreements permitted under Section 6.3(Q);
            --------------

               (h) secured or unsecured purchase money Indebtedness (including Capitalized Leases) incurred by any Borrower or any of its Subsidiaries after the Closing Date to finance the acquisition of fixed assets, if (1) at the time of such incurrence, no Default or Unmatured Default has occurred and is continuing or would result from such incurrence, (2) such Indebtedness has a scheduled maturity and is not due on demand, (3) such Indebtedness does not exceed $1,000,000 in the aggregate outstanding at any time (without taking into account any Permitted Sale and Leasebacks), and (4) any Lien securing such Indebtedness is permitted under Section
                                                                     -------
      6.3(C) (such Indebtedness being referred to herein as "PERMITTED PURCHASE
      ------
      MONEY INDEBTEDNESS");

               (i) Indebtedness with respect to any appeal, surety and performance bonds obtained by any Borrower or any of its Subsidiaries in the ordinary course of business;

               (j) Indebtedness incurred for ordinary administrative expenses, franchise taxes, accounting expenses, legal expenses, employee expenses, lease and office expenses, consultant expenses, investment banker expenses incurred by the Borrowers;

               (k) unsecured Indebtedness with respect to management fees (or other fees of a similar nature), to the extent that payment thereof would not be prohibited by Section 6.3(F);
                           --------------

               (l)  Indebtedness relating to any Permitted Sale and Leaseback;

               (m) Indebtedness of Acquisition Company owing to the Sellers in an aggregate principal amount equal to the aggregate face amount of the Seller Letters of Credit (plus any accrued interest thereon); provided
                                                                    --------
      that the outstanding principal amount of such Indebtedness shall be paid in full as provided in Sections 2.1 and 2.23; and
                             ------------     -----

               (n) Indebtedness of any Borrower or any of its Subsidiaries owing to a financial institution with respect to collateralization of insurance coverage of such Borrower or such Subsidiary provided the Required Lenders have consented in writing, in their sole discretion, to the terms and form of such Indebtedness ("PERMITTED INSURANCE COLLATERALIZED FINANCING").

      (B)  Sales of Assets.  No Borrower shall sell, assign, transfer, lease,
           ---------------
convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

               (i)   sales of Inventory in the ordinary course of business;

               (ii) the disposition of obsolete Equipment in the ordinary course of business;

               (iii) transfers of assets pursuant to Investments permitted by
      Section 6.3(D) and Restricted Payments permitted by Section 6.3(F);
      --------------                                      --------------

               (iv) Sale and Leaseback Transactions which, in the aggregate for all Borrowers in any fiscal year, involve assets with a book value not greater than $1,000,000 ("PERMITTED SALE AND LEASEBACKS");

               (v)   sales of assets from one Borrower to another;

               (vi) sales, dispositions or other transfers of Receivables to Allied Carriers, Inc. (or such other factoring company on terms reasonably acceptable to the Agent) by any Borrower in the ordinary course of business in an aggregate amount for all Borrowers not to exceed $10,000,000 in any fiscal year; and

               (vii) sales, assignments, transfers, leases, conveyances or other dispositions of other assets, provided that any such transaction (a) is
                                    --------
      for all cash consideration, (b) is for not less than fair market value (as determined by the board of directors of the applicable Borrower in good faith, whose determination shall be conclusive evidence thereof and shall be evidenced by a resolution of such board of directors set forth in an Authorized Officer's certificate delivered to the Agent), and (c) when combined with all such other transactions pursuant to this clause (iv)
                                                                 -----------
      (each such transaction being valued at book value) (i) during the immediately preceding twelve-month period, represents the disposition of assets aggregating not more than $300,000, and (ii) during the period from the Closing Date to the date of such proposed transaction, represents the disposition of assets aggregating not more than $1,000,000.

Not fewer than five (5) Business Days prior to the consummation of any transaction permitted by clause (iv) above, the Borrowers shall deliver to the
                         -----------
Agent a certificate of an Authorized Officer certifying compliance with the requirements of clause (iv) and showing in reasonable detail the calculations on
                -----------
which such certification is based.

      (C)  Liens.  No Borrower shall directly or indirectly create, incur,
           -----
assume or permit to exist any Lien on or with respect to any of their respective property or assets except:

               (i) Liens created by the Loan Documents or otherwise securing the Secured Obligations;

               (ii)  Permitted Existing Liens;

               (iii) Customary Permitted Liens;

               (iv) purchase money Liens (including the interest of a lessor under a Capitalized Lease and Liens to which any property is subject at the time of the Borrower's acquisition thereof) securing Permitted Purchase Money Indebtedness; provided that such Liens shall not apply to
                                   --------
      any property of any Borrower or its Subsidiaries other than that purchased or subject to such Capitalized Lease; and

               (v) Liens securing any Permitted Insurance Collateralized Financing in a form and on terms acceptable to the Required Lenders.

In addition, no Borrower shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Agent for the benefit of itself and the Holders of Secured Obligations, as additional collateral for the Obligations; provided that any agreement, note, indenture or
                                --------
other instrument in connection with Permitted Purchase Money Indebtedness (including Leases) may prohibit the creation of a Lien in favor of the Agent for the benefit of itself and the Holders of the Secured Obligations on the items of property obtained with the proceeds of such Permitted Purchase Money Indebtedness.

      (D)  Investments.  No Borrower shall directly or indirectly make or own
           -----------
any Investment except:

               (i)   Investments in Cash Equivalents;

               (ii) Permitted Existing Investments in an amount not greater not greater than the on the Closing Date;

               (iii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (iv)  Investments of any Borrower in any other Borrower; and

               (v) Investments of Pacific Motor in, and Contingent Obligations with respect to, Logistics International, L.L.C. in an aggregate amount not to exceed $400,000.

      (E)  Contingent Obligations.  No Borrower shall directly or indirectly
           ----------------------
create or become or be liable with respect to any Contingent Obligation, except:
(i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations and any extensions, renewals or replacements thereof, provided that any such extension, renewal or replacement is not greater than the
--------
Indebtedness under, and shall be on terms no less favorable to the applicable Borrower than the terms of, the Permitted Existing Contingent Obligation being extended, renewed or replaced; (iii) obligations, warranties, and indemnities, not relating to Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit of or in favor of an Affiliate of any Borrower; (iv) Contingent Obligations arising under the Transaction Documents; (v) Contingent Obligations with respect to surety and performance bonds obtained by any Borrower or any of its Subsidiaries in the ordinary course of business, and (vi) Contingent Obligations with respect to, and Investments in, Logistics International, L.L.C. in an aggregate amount not to exceed $400,000.

      (F)  Restricted Payments.  No Borrower shall declare or make any
           -------------------
Restricted Payment, except that (i) the Borrowers may purchase shares of Capital Stock from terminated employees in the aggregate amount not to exceed $500,000 in any fiscal year and (ii) each Borrower which is a subsidiary of a Borrower may make distributions to its applicable parent-Borrower; provided, however,
                                                          --------  -------
that no such Restricted Payments shall be permitted if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

      (G)  Conduct of Business; Subsidiaries; Acquisitions.  No Borrower shall
           -----------------------------------------------
engage in any business other than the businesses engaged in by the Borrowers on the date hereof and any business or activities which are substantially similar, related or incidental thereto. The Borrowers shall not create, capitalize or acquire any Subsidiary after the date hereof. No Borrower shall enter into any transaction or series of transactions in which it acquires all or any significant portion of the assets of another Person.

      (H)  Transactions with Shareholders and Affiliates.  Except for the
           ---------------------------------------------
transactions evidenced by the agreements set forth on Schedule 6.3(H) as such
                                                      ---------------
agreements are in effect as of the date hereof (or hereafter amended with the Agent's consent) and except as permitted pursuant to the provisions of Section
                                                                       -------
6.3(F), no Borrower shall directly or indirectly (i) except as otherwise
------
permitted by clause (ii) below, pay any management fees or other similar fees or compensation to any of Management or any other Affiliate of any Borrower or of Eos, other than (w) wages, salaries, bonuses and other employee benefits provided in the ordinary course of business under board approved policies, of employees who are also stockholders of any Borrower in the ordinary course and consistent with past practices, (x) payment of directors fees not to exceed $75,000 per fiscal year and directors' out-of-pocket costs and expenses, (y) the payment of up to $125,000 in any fiscal year and reimbursement of out-of-pocket expenses pursuant to the Management Agreement, and (z) payment of an advisors fee to EOS for services rendered thereby in respect to the ICI Stock Acquisition; provided, however,
                                                          --------  -------
that no amounts described in clauses (y) and (z) above shall be permitted if either a Default or an Unmatured Default shall have occurred and be continuing at such time or as a result thereof, or (ii) enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, but other than the rendering of services pursuant to ordinary course employment relationships) with any of Management or any Affiliate of the Borrower or Eos, on terms that are less favorable to the applicable Borrower than those that might be obtained in an arm's length transaction at the time from Persons who are not such an Affiliate (as determined in good faith by such Borrower's Board of Directors).

      (I)  Restriction on Fundamental Changes. No Borrower shall enter into any
           ----------------------------------
merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of such Borrower's business or property, whether now or hereafter acquired (other than a merger of any Borrower into another Borrower or any Subsidiary of a Borrower into a Borrower or any other Subsidiary of a Borrower in which case the Borrowers shall promptly notify the Agent of any such merger).

      (J)  Sales and Leasebacks; Off Balance Sheet Liabilities. No Borrower will
           ---------------------------------------------------
enter into or suffer to exist any (i) Sale and Leaseback Transaction (other than Permitted Sale and Leasebacks) or (ii) any other transaction pursuant to which it incurs or has incurred Off Balance Sheet Liabilities (other than Permitted Sale and Leasebacks or Rate Hedging Obligations permitted to be incurred under the terms of Section 6.3(O) below).
             --------------

      (K)  Margin Regulations. No Borrower shall use all or any portion of the
           ------------------
proceeds of any credit extended under this Agreement to purchase or carry Margin Stock.

      (L)  ERISA.  Holdings shall not (i) engage, or permit any of its
           -----
Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;
(ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived; (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan; (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of the Borrower or any Controlled Group member under Title IV of ERISA; (v) fail to make any contribution or payment to any Multiemployer Plan which Holdings or any Controlled Group member may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; (vi) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or (vii) amend, or permit any Controlled Group member to amend, a Plan resulting in an increase in current liability for the plan year such that Holdings or any Controlled group member is required to provide security to such Plan under
Section 401(a)(29) of the Code.

      (M)  Corporate Documents. No Borrower shall amend, modify or otherwise
           -------------------
change any of the terms or provisions in any of their respective corporate documents (other than the by-laws and, in the case of by-laws, any of the material terms or provisions thereof) as in effect on the date hereof in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

      (N)  Fiscal Year. No Borrower shall change its fiscal year for accounting
           -----------
or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

      (O)  Hedging Obligations.  The Borrowers shall not enter into any interest
           -------------------
rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements other than with respect to hedging arrangements made pursuant to
Section 6.2(L) hereof or pursuant to which the Borrowers have hedged actual
--------------
interest rate, foreign currency or commodity exposure (such hedging agreements are sometimes referred to herein as "HEDGING AGREEMENTS").

     (P)   Subsidiaries.  Except for Subsidiaries of any Borrower existing as of
           ------------
the date hereof, the Borrowers shall not, and shall not permit any Subsidiary to, form or acquire any Subsidiary without the prior written consent of the Required Lenders.

      6.4  Financial Covenants.  The Borrowers shall comply with the following:
           -------------------

      (A)  Defined Terms for Financial Covenants.  The following terms used in
           -------------------------------------
this Agreement shall have the following meanings (such meanings to be applicable, except to the extent otherwise indicated in a definition of a particular term, both to the singular and the plural forms of the terms defined):

     "CAPITAL EXPENDITURES" means, for any period, the aggregate of all
      --------------------
expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases and Permitted Purchase Money Indebtedness) by Holdings and its Subsidiaries, determined on a consolidated basis without duplication, during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of Holdings and its Subsidiaries less the aggregate amount of all proceeds received
                              ----
by Holdings and its Subsidiaries during such period (in cash or other property valued at the fair value thereof determined by Holdings in good faith) from sales and other dispositions of assets in the ordinary course of business.

     "EBITDA" means, for any period, on a consolidated basis for Holdings and
      ------
its consolidated Subsidiaries, the sum, without duplication, of the amounts for such period of (i) Net Income, plus (ii) charges against income and all other
                               ----
accruals for Taxes, plus (iii) Interest Expense, plus (iv) Fees, plus (v)
                    ----                         ----            ----
amortization expense, including, without limitation, amortization of goodwill and other intangible assets and Transaction Costs, plus (vi) depreciation
                                                   ----
expense, plus (vii) other non-cash charges classified as long-term deferrals in
         ----
accordance with

Agreement Accounting Principles, plus (viii) an amount equal to the amount of
                                 ----
any reduction of Net Income for such period attributable to any non-recurring expenses incurred in connection with the ICI Stock Acquisition, minus (ix)
                                                                -----
extraordinary gains, plus (x) extraordinary losses.
                     ----

     "FEES" means fees (including, without limitation, agency and unused
      ----
commitment fees) and discounts with respect to (i) Letters of Credit and (ii) Indebtedness evidenced by this Agreement.

     "INTEREST EXPENSE" means, for any period, the total interest expense of
      ----------------
Holdings and its consolidated Subsidiaries, whether paid or accrued (including the interest component of Capitalized Leases), but excluding interest expense not payable in cash (including amortization of discount and deferred financing fees), less all interest income of the Borrowers and their Subsidiaries for such period, as determined in conformity with Agreement Accounting Principles.

     "NET INCOME" means, for any period, the net earnings (or loss) after taxes
      ----------
of Holdings and its Subsidiaries, determined on a consolidated basis, for such period taken as a single accounting period determined in conformity with Agreement Accounting Principles.

     "RENTALS" of a Person means the aggregate fixed amounts payable by such
      -------
Person under any lease of real or personal property but does not include any amounts payable under Capitalized Leases of such Person; provided, however, that
                                                         --------  -------
"Rentals" shall not include payments on or with respect to leased automobiles provided as an employee benefit or revenue-based, mileage-based or other similar payments in the nature thereof, made to truck owner-operators.

     "TAXES" means, for any period, all federal, state and local income or
      -----
similar taxes charged against earnings for such period; provided, however, that
                                                        --------  -------
Taxes shall not include, for any period, the aggregate payment of $216,000 made by the Borrowers to the Seller and its Affiliates with respect to the one-time adjustment under the PMT Stock Purchase Agreement in connection with the termination at the closing under the PMT Stock Purchase Agreement of Pacific Motor's tax sharing agreements and arrangements relating thereto.

     (B)  Fixed Charge Coverage Ratio.  Holdings and its Subsidiaries,
          ---------------------------
determined on a consolidated basis, shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of: (i) the sum of (a) EBITDA during such period, plus (b)
                                                                   ----
Rentals paid during such period minus (c) Capital Expenditures incurred during
                                -----
such period to (ii) the sum of (a) Interest Expense during such period, plus (b)
                                                                        ----
Rentals scheduled during such period, plus (c) Taxes paid during such period,
                                      ----
plus (d) scheduled amortization of the principal portion of the Term Loans and
----
scheduled amortization of the principal portion of all other Indebtedness of the Borrowers during such period of at least:

          (1) 1.00 to 1.00 for the fiscal quarters ending December 31, 1997 and March 31, 1998;

          (2) 1.10 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending June 30, 1998 through the fiscal quarter ending September 30, 2000;

          (3) 1.15 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending December 31, 2000 through the fiscal quarter ending September 30, 2001;

          (4) 1.20 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending December 31, 2001 through the fiscal quarter ending September 30, 2002; and

          (5) 1.25 to 1.00 for each fiscal quarter thereafter until the Term Loan Termination Date.

In each case, the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day (provided, however, that (a) for the fiscal quarter ending December 31, 1997,
 --------- -------
the Fixed Charge Coverage Ratio shall be calculated using EBITDA, Rentals, Interest Expense, Taxes, Capital Expenditures and scheduled amortization for the month ending December 31, 1997 (on a pro forma basis as if the transactions
                                     ---------
contemplated by the ICI Stock Purchase Agreement and hereunder were consummated on November 30, 1997), (b) for the fiscal quarter ending March 31, 1998, the Fixed Charge Coverage Ratio shall be calculated using EBITDA, Rentals, Interest Expense, Taxes, Capital Expenditures and scheduled amortization for the one fiscal quarter ending March 31, 1998, (c) for the fiscal quarter ending June 30, 1997, the Fixed Charge Coverage Ratio shall be calculated using EBITDA, Rentals, Interest Expense, Taxes, Capital Expenditures and scheduled amortization for the two fiscal quarters ending June 30, 1998 and (d) for the fiscal quarter ending September 30, 1998, the Fixed Change Coverage Ratio shall be calculated using EBITDA, Rentals, Interest Expense, Taxes, Capital Expenditures and scheduled amortization for the three fiscal quarters ending September 30,1998. For the period ending December 31, 1997, the Fixed Charge Coverage Ratio will exclude non-cash year-end charges relating to changes in accounting policy and certain year-end accruals for amounts expended or liabilities incurred ratably during 1997 will be treated as if they were expensed evenly over the course of the year.

      (C)  Maximum Leverage Ratio.   Holdings and its Subsidiaries, determined
           ----------------------
on a consolidated basis, shall not permit the ratio ("LEVERAGE RATIO") of (i) Indebtedness of the Borrowers and their consolidated subsidiaries for borrowed money that would be required to be reflected as "total debt" on a balance sheet prepared in accordance with Agreement Accounting Principles plus the face amount
                                                            ----
of outstanding letters of credit issued for the Borrowers respective accounts to
(ii) EBITDA of not greater than the ratio set forth below at the end of the fiscal quarter ending on the corresponding date set forth below:

     PERIOD ENDING                   MAXIMUM LEVERAGE RATIO
     -------------                   ----------------------
     March 31, 1998                  3.75 to 1.00
     June 30, 1998                   3.50 to 1.00
     September 30, 1998              3.50 to 1.00
     December 31, 1998               3.25 to 1.00

     March 31, 1999                  3.25 to 1.00
     June 30, 1999                   3.25 to 1.00
     September 30, 1999              3.25 to 1.00
     December 31, 1999               2.75 to 1.00

     March 31, 2000                  2.75 to 1.00
     June 30, 2000                   2.75 to 1.00
     September 30, 2000              2.75 to 1.00
     December 31, 2000 and each
     quarter thereafter              2.50 to 1.00

In each case, the Leverage Ratio shall be determined as of the last day of each fiscal quarter based upon (A) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount of EBITDA for the four-quarter period ending on such day (provided, however, (a) for the
                                            --------  -------
fiscal quarter ending March 31, 1998, the Leverage Ratio shall be calculated using EBITDA for the one fiscal quarter ending March 31, 1998 divided by .125,
(b) for the fiscal quarter ending June 30, 1998, the Leverage Ratio shall be calculated using EBITDA for the two fiscal quarters ending June 30, 1998 divided by .40625 and (c) for the fiscal quarter ending September 20, 1998, the Leverage Ratio shall be calculated using EBITDA for the three fiscal quarters ending September 30, 1998 divided by .6875).

     (D)  Minimum EBITDA.   Holdings and its Subsidiaries, determined on a
          --------------
consolidated basis, shall not permit EBITDA to be less than the amounts set forth below for the fiscal periods ending on the dates set forth below:

     Fiscal Quarter Ending on or About
     the Dates Set Forth Below:                    Minimum EBITDA
     --------------------------                    --------------
     March 31, 1998                                $1,000,000
     June 30, 1998                                 $3,250,000
     September 30, 1998                            $5,500,000
     December 31, 1998                             $8,000,000

     March 31, 1999                                $8,000,000
     June 30, 1999                                 $8,000,000
     September 30, 1999                            $8,000,000
     December 31, 1999 and each
     quarter thereafter                            $9,000,000

In each case, EBITDA shall be determined as of the last day of each fiscal quarter for the four quarter period ending on such day (provided, however, (a)
                                                        --------  -------
for the fiscal quarter ending March 31, 1998, EBITDA shall be calculated using EBITDA for the one fiscal quarter ending March 31, 1998, (b) for the fiscal quarter ending June 30, 1998, EBITDA shall be calculated using EBITDA for the two fiscal quarters ending June 30, 1998, and (c) for the fiscal quarter ending September 30, 1998, EBITDA shall be calculated using EBITDA for the three fiscal quarters ending September 30, 1998).

      (E)  Capital Expenditures.  Holdings will not expend or permit its
           --------------------
Subsidiaries to expend, or be committed to expend, for Capital Expenditures in the acquisition of fixed assets during any one fiscal year on a non-cumulative basis in the aggregate in excess of $750,000 plus the difference, if positive,
                                             ----
between the maximum aggregate amount of Capital Expenditures permitted to be expended in the immediately preceding fiscal year and the amount of Capital Expenditures actually expended in the immediately preceding fiscal; provided,
                                                                    --------
however, that (i) notwithstanding any other provision of this Section 6(E),
-------                                                       ------------
Capital Expenditures made or committed to be made in the fiscal quarter ended March 31, 1997, shall not be taken into account in determining the Borrowers' compliance with the foregoing restrictions for the fiscal year ending December 31, 1997, and (ii) notwithstanding any other provision of this Section 6.4(E),
                                                               --------------
in no event shall the aggregate amount of all Capital Expenditures made in any fiscal year exceed $1,000,000.


 ARTICLE VII:  DEFAULTS
 ----------------------

      7.1  Defaults.  Each of the following occurrences shall constitute a
           --------
Default under this Agreement:

      (a)  Failure to Make Payments When Due.  The Borrowers shall (i) fail to
           ---------------------------------
pay when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within five (5) days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

      (b)  Breach of Certain Covenants.  The Borrowers shall fail duly and
           ---------------------------
punctually to perform or observe any agreement, covenant or obligation binding on the Borrowers under:

               (i)   Sections 6.1(C), 6.1(D), 6.1(E), 6.1(F), 6.1(G), 6.1(H),
                     ---------------  ------  ------  ------  ------  ------
      6.1(I), 6.1(K), 6.2(B), 6.2(F) or 6.2(M) and such failure shall continue
      ------  ------  ------  ------    ------
      unremedied for fifteen (15) days;

               (ii)  Section 6.1(A), 6.1(B) or 6.1(J) and such failure shall
                     --------------  ------    ------
      continue unremedied for five (5) Business Days; or

               (iii) Section 6.3 or 6.4(B), 6.4(C), 6.4(D), or 6.4(E).
                     -----------    ------  ------  ------     ------

      (c)  Breach of Representation or Warranty.  Any representation or warranty
          ------------------------------------
made or deemed made by the Borrower to the Agent or any Lender herein or by the Borrowers in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

      (d)  Other Defaults.  The Borrowers shall default in the performance of or
           --------------
compliance with any term contained in this Agreement (other than as covered by paragraphs (a), (b) or (c) of this Section 7.1), or the Borrowers shall default
--------------  ---    ---         -----------
in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after any Borrower or any of its Subsidiaries knew of such default or should have known of such default after exercising such reasonable diligence and making such reasonable inquiry as a prudent person in the management of his business affairs would have exercised or made with respect to the matter in question.

      (e)  Default as to Other Indebtedness; Operating Leases.  Any of the
           --------------------------------------------------
Borrowers shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $500,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that such Borrower offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by such Borrower (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

      (f)  Involuntary Bankruptcy; Appointment of Receiver, Etc.
           -----------------------------------------------------

               (i) An involuntary case shall be commenced against any Borrower and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Borrower in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

               (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or over all or a substantial part of the property of any Borrower shall be entered; or an interim receiver, trustee or other custodian of any Borrower or of all or a substantial part of the property of any Borrower shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of any Borrower shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

      (g)  Voluntary Bankruptcy; Appointment of Receiver, Etc.  Any Borrower
           ---------------------------------------------------
shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate action to authorize any of the foregoing.

      (h)  Judgments and Attachments.  Any money judgment(s) (other than a money
           -------------------------
judgment covered by insurance as to which the insurance company has not disclaimed or reserved the right to disclaim coverage), writ or warrant of attachment, or similar process against any Borrower or any of their respective assets involving in any single case or in the aggregate an amount in excess of $500,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

      (i)  Dissolution.  Any order, judgment or decree shall be entered against
           -----------
any Borrower decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or any Borrower shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement.

      (j)  Loan Documents; Failure of Security. At any time, for any reason, (i)
           -----------------------------------
any Loan Document as a whole that materially affects the ability of the Agent, or any of the Lenders to enforce the Obligations or enforce their rights against the Collateral ceases to be in full force and effect or any Borrower party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any Borrower seeks to render such Liens, invalid and unperfected, or (ii) Liens on Collateral with a fair market value in excess of $100,000 in favor of the Agent contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.

      (k)  Termination Event.  Any Termination Event occurs which the Required
           -----------------
Lenders believe would reasonably be expected to subject any Borrower to liability, individually or in the aggregate, in excess of $500,000.

      (l)  Waiver of Minimum Funding Standard.  If the plan administrator of any
           ----------------------------------
Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based would reasonably be expected to subject any Borrower or any Controlled Group member to liability, individually or in the aggregate, in excess of $500,000.

      (m)  Change of Control.  A Change of Control shall occur.
           -----------------

      (n)  Hedging Agreements.  Nonpayment by the applicable Borrower of any
           ------------------
obligation under the any Hedging Agreements entered into with any Lender or the breach by the applicable Borrower of any term, provision or condition contained in any such Hedging Agreements.

      (o)  Environmental Matters.  Any Borrower shall be the subject of any
           ---------------------
proceeding or investigation pertaining to (i) the Release by such Borrower of any Contaminant into the environment, (ii) the liability of such Borrower arising from the Release by any other Person of any Contaminant into the environment, or (iii) any violation of any Environmental, Health or Safety Requirements of Law by such Borrower, which, in the case of clauses (i), (ii) or
(iii), has or would reasonably be expected to subject such Borrower to liability, individually or in the aggregate, in excess of $500,000.

      A Default shall be deemed "continuing" until cured or until waived in writing in accordance with Section 8.3.
                           -----------

 ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS, AMENDMENTS AND
 ------------------------------------------------------------------------
REMEDIES
--------

      8.1  Termination of Commitments; Acceleration.  If any Default described
           ----------------------------------------
in Section 7.1(f) or 7.1(g) occurs, the obligations of the Lenders to make Loans
   --------------    ------
hereunder and the obligation of the Agent to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders may do either or both of the following: (i) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Agent to issue Letters of Credit hereunder, and (ii) declare the Obligations to be due and payable whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive.

      8.2  Defaulting Lender.  In the event that any Lender fails to fund its
           -----------------
Pro Rata Share of any Advance requested or deemed requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Revolving Loan Commitments, the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the applicable Borrower by the Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary: (i) the foregoing provisions of this Section 8.2
                                                                -----------
shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section
                                                                     -------
2.10; (ii) any such Lender shall be deemed to have cured its failure to fund
----
its Pro Rata Share of any Advance at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2, and whether or not
                                            -----------
the Non Pro Rata Loan with respect thereto has been repaid, converted or continued; (iii) amounts advanced to the applicable Borrower to cure, in full or in part, any such Lender's failure to fund its Pro Rata Share of any Advance ("CURE LOANS") shall bear interest at the rate applicable to Floating Rate Loans in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Floating Rate Loans; (iv) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Floating Rate Loans shall be applied first, ratably to all Floating Rate Loans constituting Non Pro Rata
        -----
Loans, second, ratably to Floating Rate Loans other than those constituting Non
       ------
Pro Rata Loans or Cure Loans and, third, ratably to Floating Rate Loans
                                  -----
constituting Cure Loans; (v) for so long as and until the earlier of any such Lender's cure of the failure to fund its Pro Rata Share of any Advance and the termination of the Revolving Loan Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Pro Rata Shares of such Advance have not been so cured) whose Pro Rata Shares represent equal to or greater than fifty percent (50%) of the aggregate Pro Rata Shares of such Lenders; and (vi) for so long as and until any such Lender's failure to fund its Pro Rata Share of any Advance is cured in accordance with Section 8.2(ii), (A) such Lender shall not be entitled
                         ---------------
to any commitment fees with respect to its Revolving Loan Commitment and (B) such Lender shall not be entitled to any letter of credit fees, which commitment fees and letter of credit fees shall accrue in favor of the Lenders which have funded their respective Pro Rata Share of such requested Advance, shall be allocated among such performing Lenders ratably based upon their relative Revolving Loan Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Loan Commitments of such performing Lenders exceeds the sum of (I) the outstanding principal amount of the Loans owing to such performing Lenders, plus (II) the outstanding Reimbursement
                                  ----
Obligations owing to such performing Lenders, plus (III) the aggregate
                                              ----
participation interests of such performing Lenders arising pursuant to Section
                                                                       -------
2.21 with respect to undrawn and outstanding Letters of Credit.
----

      8.3  Amendments.  Subject to the provisions of this Article VIII, the
           ----------                                     ------------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement
                       --------  -------
shall, without the consent of each Lender affected thereby: (i) postpone or extend the Revolving Loan Termination Date, the Term Loan Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to (a) any modifications of the provisions relating to prepayments of Loans and other Obligations and (b) a waiver of the application of the default rate of interest pursuant to Section 2.11 hereof);
                                                        ------------
(ii) reduce the principal amount of any Loans or L/C Obligations or the rate of interest thereon or any fees or other amounts payable to such Lender; (iii) reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters; (iv) increase the amount of the Revolving Loan Commitment or any Term Loan Commitment of any Lender hereunder (except with respect to an increase in the amount, or other modification to the terms or components, of the Borrowing Base); (v) permit the Borrowers to assign its rights under this Agreement; (vi) amend this Section 8.3; or (vii) release all or substantially
                           -----------
all of the Collateral. No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 13.3(B) without
                                                  ---------------
obtaining the consent of any of the Lenders.

     8.4  Preservation of Rights.  No delay or omission of the Lenders or the
          ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only
                                                      -----------
to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

ARTICLE IX:  GUARANTEE
----------------------

     9.1  Guarantee; Modifications to Obligations.  In order to induce the
          ---------------------------------------
Lenders to extend credit hereunder and the Issuing Lenders to issue the Letters of Credit hereunder, each Guarantor fully and unconditionally guarantees, as a primary obligor and not merely as a surety, jointly with the other Guarantors and severally, the Obligations (including, without limitation, interest accruing hereunder after the commencement of any case under the United States Bankruptcy Code, whether or not allowed as a claim in such case). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee ("GUARANTEE") hereunder notwithstanding any such extension or renewal of any Obligation.

     9.2  Waivers.  Each Guarantor waives presentment to, demand of payment
          -------
from and protest to any Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Guarantors hereunder shall not be affected by the failure of any Lender, any Issuing Lender or any Agent to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Guarantor under the provisions of this Agreement or any of the other Loan Documents or otherwise, or, except as specifically provided therein, by any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents or any other agreement. Each Guarantor further agrees that its Guarantee hereunder constitutes a promise of payment when due and not merely of collection, and waives any right to require that resort be had by any Lender or any Issuing Lender to any balance of any deposit account or credit on the books of any Lender or any Issuing Lender in favor of any Borrower or any other person.

     9.3  Guarantee Unconditional.  Each Guarantor agrees that its obligations
          -----------------------
under this Guarantee shall be unconditional, irrespective of:

          (i) the validity, enforceability, avoidance, novation or subordination of any of the Obligations or any of the Loan Documents;

          (ii) the absence of any attempt by, or on behalf of, any Lender, any Issuing Lender or any Agent to collect, or to take any other action to enforce, all or any part of the Obligations whether from or against any Borrower, any other guarantor of the Obligations or any other Person;

          (iii) the election of any remedy by, or on behalf of, any Lender, any Issuing Lender or any Agent with respect to all or any part of the Obligations;

          (iv) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Lender, any Issuing Lender or any Agent with respect to any provision of any of the Loan Documents;

          (v) the failure of the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations;

          (vi) the election by, or on behalf of, any one or more of the Lenders or Issuing Lenders, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "BANKRUPTCY CODE"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

          (vii) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Lenders, any of the Issuing Lenders or the Agent for repayment of all or any part of the Obligations; or

          (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any Borrower or any Guarantor.

          The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

     9.4  Extensions and Other Modifications of Obligations.  The Lenders and
          -------------------------------------------------
Issuing Lenders, either themselves or acting through the Agent, are authorized, without notice or demand and without affecting the liability of any Guarantor hereunder, from time to time, (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations, or to otherwise modify, amend or change the terms of any of the Loan Documents; (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guarantee, or any other guaranties of all or any part of the Obligations, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Obligations, this Guarantee, any other guaranty of all or any part of the Obligations, and any security or collateral for the Obligations or for any such guaranty.

     9.5  No Marshalling; Reinstatement of Guarantee.  The Guarantors consent
          ------------------------------------------
and agree that none of the Lenders, Issuing Lenders, the Agent nor any Person acting for or on behalf of the Lenders, Issuing Lenders or the Agent shall be under any obligation to marshall any assets in favor of any Guarantor or against or in payment of any or all of the Obligations. The Guarantors further agree that, to the extent that any Borrower, any Guarantor or any other guarantor of all or any part of the Obligations makes a payment or payments to any Lender, any Issuing Lender or any Agent, or any Lender, any Issuing Lender or any Agent receives any proceeds of collateral for all or any part of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, such Guarantor, such other guarantor or any other Person, or their respective estates, trustees, receivers or any other party, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

     9.6  Agreement to Pay Obligations.  In furtherance of the foregoing and
          ----------------------------
not in limitation of any other right which the Agent or any Lender may have at law or in equity against the Guarantors by virtue hereof, upon the failure of any Borrower to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, in cash, the amount of such unpaid Obligations.

     9.7  Subordination of Subrogation.  Until the Obligations have been
          ----------------------------
indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Obligations and (ii) waive any right to enforce any remedy which the Lenders, Issuing Lenders or the Agent (or any of them) now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Lenders, the Issuing Lenders and the Agent (or any of
them) to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrowers to the Lenders or Issuing Lenders. Should any Guarantor have the right, notwithstanding the foregoing to exercise its subrogation rights, except as set forth in Section 9.9, each Guarantor
                                               -----------
hereby expressly and irrevocably subordinates to payment of the Secured Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Secured Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Agents, the Lenders and the other Holders of Secured Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Article IX, and that the Agent, the
                                        ----------
Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 9.7.
                                                              -----------

     9.8  Election of Remedies.  If the Agent or any Lender may, under
          --------------------
applicable law, proceed to realize its benefits under any of the Loan Documents giving the Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, the Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Article IX. If, in the exercise of any of
                                   ----------
its rights and remedies, the Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by the Agent or such Lender and waives any claim based upon such action, even if such action by the Agent or such Lender shall result in a full or partial loss of any rights of subrogation which each Guarantor might otherwise have had but for such action by the Agent or such Lender. Any election of remedies which results in the denial or impairment of the right of the Agent or any Lender to seek a deficiency judgment against any Borrower or any other Guarantor shall not impair any other Guarantor's obligation to pay the full amount of the Obligations guaranteed by it under this Article IX. In the event
                                                      ----------
the Agent or any Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, the Agent or any Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by the Agent or such Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether by the Agent, any Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Article IX notwithstanding that any present or future law or court
           ----------
decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Agent or any Lender might otherwise be entitled but for such bidding at any such sale.

     9.9  Limitation.  Notwithstanding any provision herein contained to the
          ----------
contrary, each Guarantor's liability under this Article IX (which liability is
                                                ----------
in any event in addition to amounts for which such entity may be primarily liable as a Borrower or otherwise) shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by the Agent and the Lenders from such Guarantor under this Article IX without rendering such
                                               ----------
claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under Section 9.9.
                                                -----------

     9.9  Contribution with Respect to Guaranty Obligations.
          -------------------------------------------------

          (a) To the extent that any Guarantor shall make a payment under this
Article IX of all or any of the Secured Obligations (other than Loans made to
----------
that Guarantor as a Borrower for which it is primarily liable) (a "GUARANTOR PAYMENT") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash
                           ----
of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata
                                                                   --- ----
based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "ALLOCABLE AMOUNT" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Article IX without rendering such claim
                                         ----------
voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c)  This Section 9.9 is intended only to define the relative rights
                    -----------
of the Guarantors and nothing set forth in this Section 9.9 is intended to or
                                                -----------
shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 9.1. Nothing contained in this
                                       -----------
Section 9.9 shall limit the liability of any Borrower to pay the Loans made
-----------
directly or indirectly to that Borrower and accrued interest, fees and expenses with respect thereto for which such Borrower shall be primarily liable.

          (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

          (e) The rights of the indemnifying Guarantors against other Borrowers or Guarantors under this Section 9.9 shall be exercisable upon the full and
                         -----------
indefeasible payment of the Secured Obligations and the termination of the Commitments.

     9.10  Liability Cumulative.  The liability of the Guarantors under this
           --------------------
Article IX is in addition to and shall be cumulative with all liabilities of
----------
each Guarantor or Borrower to the Agent and the Lenders under this Agreement and the other Loan Documents to which such Guarantor or Borrower is a party or in respect of any Obligations or obligation of any other Guarantor or Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     9.11  No Revocation; Term of Guarantee.  This Guarantee shall continue in
           --------------------------------
full force and effect and may not be terminated or otherwise revoked until the Secured Obligations shall have been fully and indefeasibly paid (in cash) and discharged and this Agreement and all financing arrangements among the Borrowers, the Guarantors, the Lenders, the Agents and the Issuing Lenders shall have been terminated. If, notwithstanding the foregoing, the Guarantors (or any of them) shall have any right under applicable law to terminate or revoke this Guarantee, the Guarantors agree that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantors, is actually received by the Agent. Such notice shall not affect the right and power of any of the Lenders, any of the Issuing Lenders or the Agent to enforce rights arising prior to receipt thereof by the Agent. If any Lender or the Agent grants loans or takes other action, or any Issuing Lender issues Letters of Credit, after a Guarantor terminates or revokes this Guarantee but before the Agent receives such written notice, the rights of such Lender or Issuing Lender with respect thereto shall be the same as if such termination or revocation had not occurred. The provisions of this Article IX shall remain in full force and effect,
                   ----------
notwithstanding any termination of this Agreement, until the Secured Obligations shall have been fully and indefeasibly paid (in cash) and discharged.

ARTICLE X:  GENERAL PROVISIONS
------------------------------

     10.1  Survival of Representations.  All representations and warranties of
           ---------------------------
the Borrowers contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

     10.2  Governmental Regulation.  Anything contained in this Agreement to
           -----------------------
the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers in violation of any limitation or prohibition provided by any applicable statute or regulation.

     10.3  Performance of Obligations.  The Borrowers agree that the Agent may,
           --------------------------
but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of the Borrowers under any Loan Document or take any other action which the Agent in its discretion deems necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to (y) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents and to pay all or any part of the premiums therefor and the costs thereof and (z) pay any rents payable by any Borrower which are more than 30 days past due, or as to which the landlord has given notice of termination, under any lease. The Agent shall use its best efforts to give the Borrowers notice of any action taken under this Section 10.3 prior to the taking of such action or promptly
           ------------
thereafter provided the failure to give such notice shall not affect the Borrowers' obligations in respect thereof. The Borrowers agree to pay the Agent, upon demand, the principal amount of all funds advanced by the Agent under this Section 10.3, together with interest thereon at the rate from time to
           ------------
time applicable to Floating Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If the Borrowers fail to make payment in respect of any such advance under this Section
                                                       -------

10.3 within one (1) Business Day after the date the Borrowers receive written
----
demand therefor from the Agent, the Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Agent by such Lender within one (1) Business Day after the Agent's demand therefor, the Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Effective Federal Funds Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Agent its Pro Rata Share of any such unreimbursed advance under this Section 10.3 shall
                                                       ------------
neither relieve any other Lender of its obligation hereunder to make available to the Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent. All outstanding principal of, and interest on, advances made under this Section 10.3 shall constitute Obligations secured by
                         ------------
the Collateral until paid in full by the Borrowers.

     10.4  Headings.  Section headings in the Loan Documents are for
           --------
convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.5  Entire Agreement.  The Loan Documents embody the entire agreement
           ----------------
and understanding among the Borrowers, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Agent and the Lenders relating to the subject matter thereof.

     10.6  Several Obligations; Benefits of this Agreement.  The respective
           -----------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other Lender (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

     10.7  Expenses; Indemnification.
           -------------------------

     (A)  Expenses.  The Borrowers shall reimburse the Agent for any reasonable
          --------
costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and reasonable time charges of attorneys and paralegals for the Agent, which attorneys and paralegals may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. The Borrowers also jointly and severally agree to reimburse the Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and reasonable time charges of attorneys and paralegals for the Agent and the Lenders, which attorneys and paralegals may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection of the Obligations and enforcement (whether by legal proceedings, negotiation, or otherwise) of the Loan Documents. In addition to expenses set forth above, the Borrowers agree to reimburse the Agent, promptly after the Agent's request therefor, for each audit, collateral analysis or other business analysis performed by or for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Agent's then customary and reasonable charges for each person employed to perform such audit or analysis, plus all reasonable costs and expenses (including without limitation, reasonable travel expenses) incurred by the Agent in the performance of such audit or analysis; provided, however, that prior to the occurrence of a
                           --------  -------
Default, the Borrowers shall be obligated to reimburse the Agent for not more than one (1) such audit in any twelve-month period. Agent shall provide the Borrower with a detailed statement of all reimbursements requested under this
Section 10.7(A).
---------------

     (B)  Indemnity.  The Borrowers further agree jointly and severally to
          ---------
defend, protect, indemnify, and hold harmless the Agent and each and all of the Lenders and each of their respective Affiliates, and each of such Agent's, Lender's, or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in
Article IV) (collectively, the "INDEMNITEES") from and against any and all
----------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of: (i) this Agreement, the other Loan Documents or any of the Transaction Documents, or any act, event or transaction related or attendant thereto or to the Stock Acquisition, the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Transaction Documents; or (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, reasonable attorney, expert and consulting fees and reasonable costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of the Borrowers or any predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of the Borrowers, the presence of asbestos-containing materials at any respective property of any Borrower or the Release or threatened Release of any Contaminant into the environment by the Borrowers or any of their Subsidiaries or any of their respective properties (collectively, the "INDEMNIFIED MATTERS"); provided, however, the Borrowers
                                           --------  -------
shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters to the extent caused by or resulting from the willful misconduct or Gross Negligence of such Indemnitee or breach of contract by such Indemnitee with respect to the Loan Documents as determined by the final non-appealed judgment of a court of competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

     (C)  Waiver of Certain Claims.  The Borrowers further agree to assert no
          ------------------------
claim against any of the Indemnitees on any theory of liability for consequential, special, indirect, exemplary or punitive damages.

     (D)  Survival of Agreements.  The obligations and agreements of the
          ----------------------
Borrowers under this Section 10.7 shall survive the termination of this
                     ------------
Agreement.

     10.8  Numbers of Documents.  All statements, notices, closing documents,
           --------------------
and requests hereunder shall be furnished to the Agent with sufficient counterparts so that the Agent may furnish one to each of the Lenders.

     10.9  Accounting.  Except as provided to the contrary herein, all
           ----------
accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

     10.10  Severability of Provisions.  Any provision in any Loan Document
            --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     10.11  Nonliability of Lenders.  The relationship between the Borrowers
            -----------------------
and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrowers. Neither the Agent nor any Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers' business or operations.

     10.12  GOVERNING LAW.  THE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF
            -------------
ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWERS AND THE AGENT, ANY LENDER, OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     10.13  CONSENT TO JURISDICTION; JURY TRIAL.
            -----------------------------------

     (A)  EXCLUSIVE JURISDICTION.  EXCEPT AS PROVIDED IN SUBSECTION (B), EACH
          ----------------------                         --------------
OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY
                                                       --------------
OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B)  OTHER JURISDICTIONS.  THE BORROWERS AGREE THAT THE AGENT, ANY LENDER
          -------------------
OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR THE PROPERTY OF ANY BORROWER IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER ANY BORROWER OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE BORROWERS AGREE THAT NO BORROWER WILL ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).
        --------------

     (C)  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES
          --------------------
ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

ARTICLE XI:  THE AGENT
----------------------

     11.1  Appointment; Nature of Relationship.  The First National Bank of
           -----------------------------------
Chicago is appointed by the Lenders as the Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article XI. Notwithstanding the use of the defined term "Agent," it is
     ----------
expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Holder of Secured Obligations by reason of this Agreement and that the Agent is merely acting as the representative of the Holders of Secured Obligations with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the contractual representative of the Holders of Secured Obligations, the Agent (i) does not assume any fiduciary duties to any of the Holders of Secured Obligations, (ii) is a "representative" of the Holders of Secured Obligations within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders, for itself and on behalf of its affiliates as Holders of Secured Obligations, agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Holder of Secured Obligations waives.

     11.2  Powers.  The Agent shall have and may exercise such powers under the
           ------
Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or fiduciary duties to the Lenders, or any obligation to the Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Agent.

     11.3  General Immunity.  Neither the Agent nor any of its directors,
           ----------------
officers, agents or employees shall be liable to any Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is found in a final judgment by a court of competent jurisdiction to have arisen solely from (i) the Gross Negligence or willful misconduct of such Person or (ii) breach of contract by such Person with respect to the Loan Documents.

     11.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals,
           --------------------------------------------------------------------
Etc.  Neither the Agent nor any of its directors, officers, agents or employees
----
shall be responsible for or have any duty to ascertain, inquire into, or verify
(i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article IV, except receipt of items
                                           ----------
required to be delivered solely to the Agent; (iv) the existence or possible existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, any Borrower or any of their respective Subsidiaries.

     11.5  Action on Instructions of Lenders.  The Agent shall in all cases be
           ---------------------------------
fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

     11.6  Employment of Agents and Counsel.  The Agent may execute any of its
           --------------------------------
duties as the Agent hereunder and under any other Loan Document by or through employees, agents, and attorney-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Agent and the Lenders and all matters pertaining to the Agent's duties hereunder and under any other Loan Document.

     11.7  Reliance on Documents; Counsel.  The Agent shall be entitled to rely
           ------------------------------
upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

     11.8  The Agent's Reimbursement and Indemnification.  The Lenders agree to
           ---------------------------------------------
reimburse and indemnify the Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrowers for which the Agent is entitled to reimbursement by the Borrowers under the Loan Documents,
(ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the Gross Negligence or willful misconduct of the Agent.

     11.9  Rights as a Lender.  With respect to its Revolving Loan Commitment,
           ------------------
its Term Loan Commitment, Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as through it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrowers which is not prohibited hereby.

     11.10  Lender Credit Decision.  Each Lender acknowledges that it has,
            ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     11.11  Successor Agent.  The Agent may resign at any time by giving
            ---------------
written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Agent's giving notice of resignation, then the retiring Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Agent shall be subject to approval by the Borrowers, which approval shall not be unreasonably withheld. Such successor Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall continue in effect for its benefit in
                   ----------
respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

     11.12  Collateral Documents.  (a) Each Lender authorizes the Agent to
            --------------------
enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Holder of Secured Obligations other than the Agent shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

          (b) In the event that any Collateral is hereafter pledged by any Person as collateral security for the Obligations, the Agent is hereby authorized to execute and deliver on behalf of the Holders of Secured Obligations any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Agent on behalf of the Holders of Secured Obligations.

          (c) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations (other than contingent indemnity obligations) at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby; (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 11.12(c).
     ----------------


ARTICLE XII:  SETOFF; RATABLE PAYMENTS
--------------------------------------

     12.1  Setoff.  In addition to, and without limitation of, any rights of
           ------
the Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender to any Borrower (including all account balances, whether provisional or final and whether or not collected or available, but excluding, for the avoidance of doubt, the obligations of any Issuing Lender under a Seller Letter of Credit owing to a Seller) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

     12.2  Ratable Payments.  If any Lender, whether by setoff or otherwise,
           ----------------
has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater proportion than that received by any
------------  ---    ---
other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

     12.3  Application of Payments.  Subject to the provisions of Section 8.2,
           -----------------------                                -----------
the Agent shall, unless otherwise specified at the direction of the Required Lenders which direction shall be consistent with the last sentence of this
Section 12.3, apply all payments and prepayments in respect of any Obligations
------------
and all proceeds of Collateral in the following order: (A) first, to pay interest on and then principal of any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or the Borrowers; (B) second, to pay interest on and then principal of any advance made under Section 10.3 for which the Agent has
                                         ------------
not then been paid by the Borrowers or reimbursed by the Lenders;

(C) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent; (D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and the issuer(s) of Letters of Credit; (E) fifth, to pay interest due in respect of Loans, L/C Obligations or the Term Portion of the Seller Letters of Credit; (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans, Reimbursement Obligations and Hedging Obligations under Hedging Agreements with any Lender (or affiliate thereof) in such order as the Agent may determine in its sole discretion; (G) seventh, to provide required cash collateral if any pursuant to Section 2.24; and (H) eighth, to the ratable payment of all other
            ------------
Obligations. The order of priority set forth in this Section 12.3 and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent, the Lenders, the issuer(s) of Letters of Credit and other Holders of Secured Obligations as among themselves. The order of priority set forth in clauses (D) through (H) of this Section 12.3 may at any
                         -----------         ---         ------------
time and from time to time be changed by the Required Lenders without necessity of notice to or consent of or approval by the Borrowers, or any other Person. The order of priority set forth in clauses (A) through (C) of this Section 12.3
                                   -----------         ---         ------------
may be changed only with the prior written consent of the Agent.

     12.4  Relations Among Lenders.
           -----------------------

     Except with respect to the exercise of set-off rights of any Lender in accordance with Section 12.1, the proceeds of which are applied in accordance
                ------------
with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder or with respect to any Collateral or Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Agent.

ARTICLE XIII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
----------------------------------------------------------------

     13.1  Successors and Assigns.  The terms and provisions of the Loan
           ----------------------
Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3 hereof. Notwithstanding clause (ii) of this
                ------------
Section 13.1, any Lender may at any time, without the consent of the Borrowers
------------
or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment
                                     --------  -------
shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 hereof in the case of an
                                          ------------
assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     13.2  Participations.
           --------------

     (A)  Permitted Participants; Effect.  Subject to the terms set forth in
          ------------------------------
this Section 13.2, any Lender may, in the ordinary course of its business and in
     ------------
accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Revolving Loan Commitment of such Lender, any L/C Interest of such Lender or any other interest of such Lender under the Loan Documents on a pro-rata or non pro-rata basis; provided, however,
                                                              --------  -------
that (i) without the prior consent of the Agent the amount of such participation shall not be for less than $5,000,000 and (ii) no such participation shall be permitted without the Borrowers' prior written consent (which shall not be unreasonably withheld or delayed). Notice of such participation to Holdings and the Agent shall be required prior to any participation becoming effective with respect to a Participant that is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article III hereof, the Participants shall be entitled to the same
            -----------
rights as if they were Lenders; provided, however, that no Participant shall be
                                --------  -------
entitled to receive any greater payment under such Article III than the Lender would have been entitled to receive with respect to the rights participated.

     (B)  Voting Rights.  Each Lender shall retain the sole right to approve,
          -------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Revolving Loan Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable pursuant to the terms of this Agreement with respect to any such Loan or Revolving Loan Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Revolving Loan Commitment, or releases all or substantially all of the Collateral, if any, securing any such Loan.

     (C)  Benefit of Setoff.  The Borrowers agree that each Participant shall
          -----------------
be deemed to have the right of setoff provided in Section 13.1 hereof in respect
                                                  ------------
to its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall
                                            --------
retain the right of setoff provided in Section 13.1 hereof with respect to the
                                       ------------
amount of participating interests sold to each Participant except to the extent such Participant exercises its right of set off. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 13.1 hereof, agrees to share with each Lender, any amount
            ------------
received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 13.2 as if each Participant were a Lender.
                          ------------

     13.3  Assignments.
           -----------

     (A)  Permitted Assignments.  Any Lender may, in the ordinary course of its
          ---------------------
business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement (including, without limitation, its Revolving Loan Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder) in accordance with the provisions of this Section
                                                                       -------
13.3; provided, however, that no such assignment shall be permitted without the
----  --------  -------
Borrowers' prior written consent (which consent shall not be unreasonably withheld) unless a Default shall have occurred and be continuing at the time thereof. Each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's rights and obligations under this Agreement. Such assignment shall be substantially in the form of Exhibit F
                                                                  ---------
hereto and shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or, without the prior written consent of the Agent, involves loans and commitments in an aggregate amount of at least $5,000,000. Notice to the Agent and consent of the Agent (which consent shall not be unreasonably withheld) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof.

     (B)  Effect; Effective Date.  Upon (i) delivery to the Agent of a notice
          ----------------------
of assignment, substantially in the form attached as Appendix I to Exhibit G
                                                     ----------    ---------
hereto (a "NOTICE OF ASSIGNMENT"), together with any consent required by Section
                                                                         -------
13.3(A) hereof, and (ii) payment of a $2,500 fee by the assignee or assignor (as
-------
agreed) to the Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and L/C Obligations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrowers, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Revolving Loan Commitment, Loans and Letter of Credit participations assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3(B), the transferor Lender, the Agent and the Borrowers shall
     ---------------
make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Revolving Loan Commitment and their Term Loans, as adjusted pursuant to such assignment.

     (C)  The Register.  The Agent shall maintain at its address referred to in
          ------------
Section 13.1 a copy of each assignment delivered to and accepted by it pursuant
------------
to this Section 13.3 and a register (the "REGISTER") for the recordation of the
        ------------
names and addresses of the Lenders and the

Revolving Loan Commitment of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 13.3.
                                                                -------------
The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     13.4  Confidentiality.  Subject to Section 13.5, the Agent and the Lenders
           ---------------              ------------
shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by the Borrowers in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such Transferee to agree (and require any of its Transferees to agree) to comply with this Section 13.4. In no event shall
                                              ------------
the Agent or any Lender be obligated or required to return any materials furnished by the Borrowers; provided, however, each prospective Transferee shall
                            --------  -------
be required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrowers in connection with this Agreement.

     13.5  Dissemination of Information.  The Borrowers authorize each Lender
           ----------------------------
to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Borrowers and the Collateral; provided that prior to any such
                                             --------
disclosure, such prospective Transferee shall agree to preserve in accordance with Section 13.4 the confidentiality of any confidential information described
     ------------
therein.

     13.6  First Chicago Minimum Share.  Notwithstanding any other provision of
           ---------------------------
this Article XIII to the contrary, no participation or assignment by First
     ------------
Chicago shall become effective under Sections 13.2 and 13.3 if, after giving
                                     -------------     ----
effect thereto, the aggregate amount of the un-participated Commitments of First Chicago would become an amount representing less than 40% of the aggregate total Commitments of the Lenders hereunder.

ARTICLE XIV:  NOTICES
---------------------

     14.1  Giving Notice.  Except as otherwise permitted by Section 2.14 with
           -------------                                    ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties; provided, however,
                                                           --------  -------
that borrowing notices shall be delivered to the Agent at One First National Plaza, Suite 0374, Chicago, Illinois 60670-0374, Attention: Timothy King, Telephone No.: (312) 732-8142, Facsimile No.: (312) 732-3885. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted.

     14.2  Change of Address.  The Borrowers, the Agent and any Lender may each
           -----------------
change the address for service of notice upon it by a notice in writing to the other parties hereto.

ARTICLE XV:  COUNTERPARTS
-------------------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by at least one of the Borrowers, the Agent and the Lenders and each party has notified the Agent by telex or telephone, that it has taken such action.

ARTICLE XVI:  REPLACEMENT OF PRIOR AGREEMENTS
---------------------------------------------

     (a) Upon the Closing Date, this Agreement shall be deemed to terminate and supersede, in entirety, that certain commitment letter dated as of October 1, 1997, delivered by the Agent to the Borrowers and Eos and any term sheet or sheets which have been delivered by the Agent to the Borrowers and Eos concerning or contemplating the transactions hereby documented (and none of the parties shall have any continuing obligations or liabilities thereunder).

     (b) On the Closing Date, that certain Credit Agreement (the "ORIGINAL CREDIT AGREEMENT") among Holdings, Pacific Motor, PMT Acquisition Company, the "Lenders" thereto and First Chicago, as "Agent", dated as of March 31, 1997, shall be superseded by this Agreement, and the outstanding "Secured Obligations" under the Original Credit Agreement at such time shall become Secured Obligations under this Agreement. Each "Lender" under the Original Credit Agreement shall use its best efforts to return the "Notes" issued under the Original Credit Agreement (the "ORIGINAL NOTES") to the issuers thereof. The Notes issued under this Agreement shall re-evidence the indebtedness heretofore evidenced by the Original Notes. It is expressly understood that the Notes issued hereunder are not in payment or satisfaction of the Original Notes, nor are the Notes issued hereunder in any way intended to constitute a novation of the Original Notes.

                 [Remainder of This Page Intentionally Blank]

     IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Agreement as of the date first above written.


                              PMT HOLDINGS, INC.
                                as a Borrower


                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                              3746 Mt. Diablo Boulevard
                              Lafayette, CA 94549

                              Attention: President
                              Telephone No.: (510) 229-2238
                              Facsimile No.: (510) 283-1938



                              PACIFIC MOTOR TRANSPORT COMPANY
                                as a Borrower


                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                              3746 Mt. Diablo Boulevard
                              Lafayette, CA 94549

                              Attention: President
                              Telephone No.: (510) 229-2238
                              Facsimile No.: (510) 283-1938

                              AMERICAN INTERNATIONAL RAIL
                              SERVICES LLC,
                               as a Borrower

                              By: Pacific Motor Transport Company
                              Its: Manager

                                By:___________________________
                                    Name:
                                    Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938



                              AMERICAN INTERNATIONAL
                              MECHANICAL SERVICES LLC,
                               as a Borrower

                              By: Pacific Motor Transport Company
                              Its: Manager

                                By:___________________________
                                    Name:
                                    Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938

                              ICI ACQUISITION COMPANY, as a Borrower


                              By:___________________________
                                 Name:
                                 Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938



                              INTERSTATE CONSOLIDATION, INC.,
                              as a Borrower


                              By:___________________________
                                 Name:
                                 Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938

                              INTERSTATE CONSOLIDATION SERVICE, INC.,
                              as a Borrower


                              By:___________________________
                                 Name:
                                 Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938



                              INTERMODAL CONTAINER SERVICE, INC.,
                              as a Borrower




                              By:___________________________
                                 Name:
                                 Title:

                              Address:   c/o PMT Holdings, Inc.
                                         3746 Mt. Diablo Boulevard
                                         Lafayette, CA 94549

                              Attention: President
                              Telephone: (510) 229-2238
                              Facsimile: (510) 283-1938